This CD ROM contains an electronic version of appraisals for the Mortgaged Properties in PDF format and forms part of the paper version of the Prospectus Supplement. The information contained in this CD ROM does not appear elsewhere in paper form in this Prospectus Supplement and must be considered as part of, and together with, the information contained elsewhere in this Prospectus Supplement and the Prospectus. The information contained in this CD ROM has been filed by the Seller with the Securities and Exchange Commission as part of a Current Report on Form 8-K, which is incorporated by reference in this Prospectus Supplement, and is also available through the public reference branch of the Securities and Exchange Commission. Defined terms used in this CD ROM but not otherwise defined therein shall have the respective meanings assigned to them in the paper portion of the Prospectus Supplement and the Prospectus. All of the information contained in this CD ROM is subject to the same limitations and qualifications contained in this Prospectus Supplement and the Prospectus. Prospective investors are strongly urged to read the paper portion of this Prospectus Supplement and the Prospectus in its entirety prior to accessing this CD ROM. If this CD ROM was not received in a sealed package, there can be no assurances that it remains in its original format and should not be relied upon for any purpose. Prospective investors may contact J. Theodore Borter of Goldman, Sachs Co. at (212)902-3857 to receive an original copy of the CD ROM.

                              =============================================

                              COMPLETE APPRAISAL
                              OF REAL PROPERTY


                              An Office Building Known As
                              Main Street Centre
                              600 East Main Street
                              City of Richmond, Virginia

                              =============================================


                              IN A SELF-CONTAINED REPORT

                              As of July 1, 1997


                              Prepared For

                              Goldman Sachs Mortgage Company
                              85 Broad Street
                              New York, New York 10004


                              Prepared By:

                              Cushman & Wakefield of Washington, D.C., Inc. Valuation Advisory Services
                              1875 Eye Street, NW
                              Suite 700
                              Washington, D.C. 20006

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     A ROCKEFELLER GROUP COMPANY


Cushman & Wakefield of Washington, D.C.,Inc.
1875 Eye Street, N.W, Suite 700
Washington, D.C. 20006 C CK
(202) 467-0600 WA


July 2, 1997



Mr. Sheridan Schechner
Managing Partner
Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004

Re:  Complete Appraisal of Real Property
     An Office Building Known As Main Street Centre
     600 East Main Street
     City of Richmond, VA

Dear Mr. Schechner:

     In fulfillment of our agreement as outlined in the Letter of Engagement, Cushman & Wakefield, of Washington, D.C. Inc. is pleased to transmit our self-contained appraisal report estimating the prospective market value of the leased fee estate in the subject property.

     The value opinion reported below is qualified by certain assumptions, limiting conditions, certifications, and definitions, which are set forth in the report. We particularly call to your attention to the following special assumption:

     1. Pursuant to your request, the date of value is July 1, 1997. We specifically assumed that no value affecting changes occur between the date of inspection, which was June 9, 1997, and the prospective date of value.

     This report was prepared for Goldman Sachs Mortgage Company and is intended only for its specified use. It may not be distributed to or relied upon by other persons or entities without written permission of Cushman & Wakefield, Inc.

     This appraisal report has been prepared in accordance with our interpretation of your institution's guidelines, the regulations of OCC and the Uniform Standards of Professional Appraisal Practice, including the Competency Provision and The Financial Institutions Reform, Recovery and Enforcement Act (FIRREA) and the guidelines of federal regulatory agencies.

     The property was inspected by and the report was prepared by Steven A. Studabaker, MAI, under the supervision of Donald R. Morris, MAI.

Mr. Sheridan Schechner
Goldman Sachs Mortgage Company          Page 2                     July 2, 1997

     Based on our complete appraisal as defined by the Uniform Standards of Professional Appraisal Practice, we have formed an opinion that the prospective market value of the leased fee estate in the referenced property, subject to the assumptions, limiting conditions, certifications, and definitions, as of July 1, 1997, was:

                THIRTY TWO MILLION FOUR HUNDRED THOUSAND DOLLARS
                                   $32,400,000

     This letter is invalid as an opinion of value if detached from the report, which contains the text, exhibits, and an Addenda.


Respectfully submitted,

Cushman & Wakefield of Washington, D.C.,Inc.

                                                            [SEAL]
                                                   COMMONWEALTH OF VIRGINIA
                                                     STEVEN A. STUDABEKER
                                                        No. 4001-001111
/s/ Steven A. Studabaker                               Certified General
-------------------------                                 Real Estate
Steven A. Studabaker, MAI                                  Appraiser
Associate Director
Virginia Commercial General Real Property Appraiser No. 4001-001111


                                                            [SEAL]
                                                   COMMONWEALTH OF VIRGINIA
                                                       DONALD R. MORRIS
                                                        No. 4001-002465
/s/ Donald R. Morris                                   Certified General
--------------------                                      Real Estate
Donald R. Morris, MAI                                      Appraiser
Manager, Director
Valuation Advisory Services
Virginia Commercial General Real Property Appraiser NO. 4001-0002465


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   SUMMARY OF SALIENT FACTS AND CONCLUSIONS
===============================================================================

Property Name:                          Main Street Centre

Location:                               600 East Main Street, Richmond, Virginia

General Overview:                       The property is located at the corner
                                        7th and Main Streets in the heart of the Richmond CBD. It is a few blocks from the state Capitol building and the many state and local government offices. The neighborhood includes many Class A, B and C office buildings, hotels, historic buildings, storefront retail, many parking facilities, and high-rise and low-rise multi-family developments.

                                        The building is a 23-story,
                                        multi-tenant, Class A- /B+ office
                                        building with some first floor retail,
                                        and four-levels of below grade parking.

Interest Appraised:                     Leased Fee

Date of Value:                          July 1, 1997

Date of Inspection:                     June 9, 1997

Ownership:                              Bell Atlantic Properties, Inc.

Highest and Best Use:
      If Vacant:                        For office development, however, a
                                        holding period would be required before
                                        speculative construction could occur
                                        because the average office rental rates
                                        have not yet recovered to a point where
                                        new construction can be justified except with substantial pre-leasing.

      As Improved:                      Continued use as an office building

Value Indicators
  Sales Comparison Approach:            $28,900,000 to $31,500,000
    Value Per Square Foot:              $68.43 to 74.59
  Indicated Value:                      $28,900,000 to $31,500,000

  Income Capitalization Approach
    Estimated Market Rental Rate:       $15.00 to $16.00/SF
    Stabilized Vacancy Rate:            90.0% to 95.0%
    Effective Gross Income:             $21.14/SF(Fiscal Year 1998)
    Operating Expenses                  $5.94/SF(Fiscal Year 1998)
    Real Estate Taxes:                  $1.57/SF(Fiscal Year 1998)
    Net Operating Income:               $5,754,672 (Fiscal Year 1998)
    Estimated Vacancy Between Tenants   12 months, declining as occupancy in the
                                        market


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Summary of Salient Facts and Conclusions
===============================================================================

                                        improves
     Free Rent:                         6 months (one month per lease year)
     Probability of Renewal:            60%
     Tenant Improvement Allowance
       New Tenants in Previously
         Occupied Space                 $12.50 per square foot
       Renewal Tenants in Same Space:   $6.00 per square foot
     Estimated Market Rental Growth
       Rate                             0% through year end 1998, 3.5%
                                        thereafter
     Estimated Expense Growth Rate:     3.5%
     Estimated Real Estate Tax Growth
       Rate:                            3.5%
     Reversion Year Capitalization
       Rate                             10.0%
     Transaction Costs in Reversion
       Sale:                            3.0%
     Discount Rate:                     12.0%
  Indicated Value:                      $32,400,000

Value Conclusion:                       $32,400,0000
  Value Per Square Foot:                $76.72(Net Rentable Area)
  Implicit Capitalization Rate:         17.8%

Marketing Time:                         12 to 24 months

Special Assumptions Affecting Valuation:

1. Pursuant to your request, the date of value is July 1, 1997. We specifically assumed that no value affecting changes occur between the date of inspection, which was June 9, 1997, and the prospective date of value.

2. Please refer to the complete list of assumptions and limiting conditions included at the end of this report.


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        PHOTOGRAPHS OF SUBJECT PROPERTY
===============================================================================


                                     [PHOTO]

                                [GRAPHIC OMITTED]



  View of Main Street Centre as seen looking northwest from the intersection of
                        North 6th and East Main Streets.


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Photographs of Subject Property
================================================================================



                                    [PHOTO]

                                [GRAPHIC OMITTED]



    View of Main Street Centre as seen looking south from the intersection of
                        North 7th and East Grace Streets.




                                     [PHOTO]

                                [GRAPHIC OMITTED]



              View of the Main Street elevator lobby as seen from a
                            point near the entrance.




                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Photographs of Subject Property
===============================================================================



                                     [PHOTO]

                                [GRAPHIC OMITTED]


             Sample interior view of an upper level elevator lobby.




                                     [PHOTO]

                                [GRAPHIC OMITTED]



           Sample view of an office interior with an open floor plan.



                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Photographs of Subject Property
================================================================================



                                     [PHOTO]

                                [GRAPHIC OMITTED]



        Sample interior view of an upper level floor that has been gutted and readied for tenant improvements.




                                     [PHOTO]

                                [GRAPHIC OMITTED]



              Sample view of the roof deck and penthouse enclosure.



                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Photographs of Subject Property
===============================================================================



                                     [PHOTO]

                                [GRAPHIC OMITTED]



           A View of Main Street as seen looking east from 7th Street.





                                     [PHOTO]

                                [GRAPHIC OMITTED]



           View of Main Street as seen looking west from 7th Street.


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            TABLE OF CONTENTS
================================================================================

                                                                            Page

INTRODUCTION .................................................................1
     Identification of Property ..............................................1
     Property Ownership and Recent History ...................................1
     Purpose and Intended Use of the Appraisal ...............................1
     Extent of the Appraisal Process .........................................1
     Prospective Date of Value and Property Inspection .......................2
     Property Rights Appraised ...............................................2
     Definitions of Value, Interest Appraised, and Other Pertinent Terms .....2
     Legal Description .......................................................3

REGIONAL ANALYSIS ............................................................4

OFFICE MARKET ANALYSIS ......................................................14

PROPERTY DESCRIPTION ........................................................22
     Site Description .......................................................22
     Improvements Description ...............................................23

REAL PROPERTY TAXES AND ASSESSMENTS .........................................26

ZONING ......................................................................28

HIGHEST AND BEST USE ........................................................29

VALUATION PROCESS ...........................................................32

SALES COMPARISON APPROACH ...................................................34

INCOME CAPITALIZATION APPROACH ..............................................40

RECONCILIATION AND FINAL VALUE ESTIMATE .....................................61

ASSUMPTIONS AND LIMITING CONDITIONS .........................................63

CERTIFICATION OF APPRAISAL ..................................................65

ADDENDA .....................................................................66

                                                                 INTRODUCTION
===============================================================================

Identification of Property

     The subject property is a 23-story office building, known as Main Street Centre. This downtown Richmond office building has triangular floor plates, with each floor containing approximately 19,886 square feet of net rentable area. It is a Class A-/B+ building that encompasses 422,309 net rentable square feet, and is modem in appearance and functional in design. The structure is concrete frame with an exterior made of reflective glass and concrete panels and was completed in 1987. There is a four level underground parking garage in the building with striped parking for 299 vehicles. The building address is 600 East Main Street, City of Richmond, Virginia.

     As of the date of our inspection (June 9, 1997), the property was 92.5 percent leased. However, Bell Atlantic has recently signed a lease amendment that will reduce its occupancy by 118,217 square feet as of November 1998, and in the absence of other leasing activity, would reduce the occupancy to 64.5 percent.

Property Ownership and Recent History

     The property was built in 1987 and was vacant for three years prior to foreclosure. The title is currently vested in Bell Atlantic Properties, Inc. and there have been no transfers in the last three years.

     It is our understanding that this property, along with a much larger portfolio, is being transferred for securitization purposes. We were not provided with any details on this pending transaction.

Purpose and Intended Use of the Appraisal

     The purpose of this appraisal is to estimate the market value of a leased fee estate as of July 1, 1997. The appraisal is to be used to monitor the performance of a portfolio asset.

Extent of the Appraisal Process

     In the process of preparing this appraisal, we:

     o Inspected the exterior of the building and the site improvements and a representative sample of tenant spaces with Mr. James Milby, the property manager.

     o Reviewed leasing policy, concessions, tenant build-out allowances, and history of recent rental rates and occupancy with the building manager.

     o Reviewed a detailed history of income and expense and a budget forecast for 1997 including the budget for planned capital expenditures and repairs.

     o Conducted market research of occupancies, asking rents, concessions and operating expenses at competing buildings which involved interviews with on-site managers and a review of our own data base from previous appraisal files.

     o Prepared an estimate of stabilized income and expense (for capitalization purposes).

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Introduction
===============================================================================

     o Conducted market inquiries into recent sales of similar buildings to ascertain sales price per square foot, effective gross income multipliers and capitalization rates. This process involved telephone interviews with sellers, buyers and/or participating brokers. (See detailed sales write-ups in Addenda for more complete information on the verification process.)

     o Prepared Sales Comparison and Income Capitalization Approaches to value.

Prospective Date of Value and Property Inspection

     The prospective date of value is July 1, 1997. We inspected the property on June 9, 1997.

Property Rights Appraised

     Leased fee estate.

Definitions of Value, Interest Appraised, and Other Pertinent Terms

     The definition of market value taken from the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation, is as follows:

     The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

     1.   Buyer and seller are typically motivated;

     2. Both parties are well informed or well advised, and acting in what they consider their own best interests;

     3.   A reasonable time is allowed for exposure in the open market;

     4. Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

     5. The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

     Exposure Time

     Under Paragraph 3 of the Definition of Market Value, the value estimate presumes that "A reasonable time is allowed for exposure in the open market". Exposure time is defined as the estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at the market value on the effective date of the appraisal. Exposure time is presumed to precede the effective date of the appraisal.

     Based upon the available sales data in the marketplace, as well as our discussions with area brokers familiar with this property type, an exposure time of 12 to 24

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Introduction
===============================================================================

     months would appear to have been reasonably appropriate for the subject property as of the date of valuation.

     The following definitions of pertinent terms are taken from the Dictionary of Real Estate Appraisal, Third Edition (1993), published by the Appraisal Institute.

     Leased Fee Estate

     An ownership interest held by a landlord with the rights of use and occupancy conveyed by lease to others. The rights of the lessor (the leased fee owner) and .the leased fee are specified by contract terms contained within the lease.

     Value As Is

     The value of specific ownership rights to an identified parcel of real estate as of the effective date of the appraisal; relates to what physically exists and is legally permissible and excludes all assumptions concerning hypothetical market conditions or possible rezoning.

     Market Rent

     The rental income that a property would most probably command on the open market; indicated by the current rents paid and asked for comparable space as of the date of the appraisal.

     Cash Equivalent

     A price expressed in terms of cash, as distinguished from a price expressed totally or partly in terms of the face amounts of notes or other securities that cannot be sold at their face amounts.

     Discounted Cash Flow (DCF) Analysis

     The procedure in which a discount rate is applied to a set of projected income streams and a reversion. The analyst specifies the quantity, variability, timing, and duration of the income streams as well as the quantity and timing of the reversion and discounts each to its present value at a specified yield rate. DCF analysis can be applied with any yield capitalization technique and may be performed on either a lease-by-lease or aggregate basis.

Legal Description

The property is legally identified by the City of Richmond Assessor's Office, as Card WOOO- 007/025. A copy of the metes and bounds legal description has been included in the Addenda to the report.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            REGIONAL ANALYSIS
===============================================================================

     The dynamic nature of economic relationships within a market area have a direct bearing on real estate values and the long-term quality of a real estate investment. In the market, the value of a property is not based on the price paid for it in the past or the cost of its creation, but on what buyers and sellers perceive it will provide in the future. Consequently, the attitude of the market toward a property within a specific neighborhood or market area reflects the probable future trend of that area.

     Since real estate is an immobile asset, economic trends affecting its locational quality in relation to other competing properties within its market area will also have a direct effect on its value as an investment. To accurately reflect such influences, it is necessary to examine the past and probable future trends which may affect the economic structure of the market and evaluate their impact on the market potential of the subject. This section of the report is designed to isolate and examine the discernible economic trends in the region and neighborhood which influence and create value for the subject property.

     A regional map indicating the location of the subject is presented on the following page.

Location

     The subject property is located in the City of Richmond, Virginia within the Richmond- Petersburg Metropolitan Statistical Area (MSA). For statistical purposes, this area includes Chesterfield, Dinwiddie, Goochland, Hanover, Henrico, New Kent, Powhatan and Prince George Counties. In addition, this MSA also includes Charles, Colonial Heights, Hopewell, Petersburg and Richmond Cities.

     Richmond is located approximately 100 miles south of Washington, D.C. and is midway between Atlanta and Boston. The City of Richmond is situated at the end of the navigable portion of the James River, which bisects the city. Founded in 1737 as a central marketplace of inland Virginia, it linked the piedmont and mountain areas of Virginia with the seaports at Hampton Roads. In 1779, Richmond became the state capital which has had a profound effect upon the growth of the region. Richmond is the home of the Virginia General Assembly, state and federal courts, and Virginia's capital. The success of the Richmond area is evidenced by the influx and growth of local businesses, immigration to and population growth in the area, as well as expansion of the employment base.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

===============================================================================



                                 [REGIONAL MAP]

                                [GRAPHIC OMITTED]

                         RICHMOND-PETERSBURG & VICINITY



                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Regional Analysis
===============================================================================

Demographics

     Demographic statistics for the Richmond MSA are summarized in the following table.


           =======================================================
                           SELECTED AREA DEMOGRAPHICS
                                  RICHMOND MSA
           -------------------------------------------------------
           Population
                  2001 Projection                       1,000,848
                  1996 Estimate                           942,346
                  1990 Census                             865,640
                  1980 Census                             761,304
                  1980-1990 % Change                      13.70%
                  1990-1996 % Change                       8.86%
                  1996-2001 % Change                       6.21%
           Households
                  2001 Projection                         386,777
                  1996 Estimate                           362,848
                  1990 Census                             331,824
                  1980 Census                             269,289
                  1980-1990 % Change                      23.22%
                  1990-1996 % Change                       9.35%
                  1996-2001 % Change                       6.59%
           Median Household Income
                  2001 Projection                         $46,784
                  1996 Estimate                           $40,118
                  1990 Census                             $33,489
                  1980 Census                             $18,293
                  1980-1990 % Change                      86.07%
                  1990-1996 % Change                      19.79%
                  1996-2001 % Change                      16.62%
           1990 Average Home Value                        $78,111
           1990 % College Graduates                        18.3%
           -------------------------------------------------------
           Source: Strategic Mapping, Inc.
           =======================================================

Population

     According to Strategic Mapping, Inc., the population in the Richmond MSA has increased dramatically slightly since 1980. In 1980 the population for the entire MSA was 761,304 which then increased to 865,640 or 13.70 percent in 1990. The population estimate for 1996 shows a slight slowing trend in the population as the estimate increased from the 1990 figure to 942,346 or 8.86 percent. Projections for the year 2001 show an increase expected over the next five year period of 6.21 percent. This trend shows strong growth across the region.

Households

     The total number of households in the MSA has increased approximately 23.22 percent from 1980 to 1990. The 1990 household figure of 331,824 households has increased to an estimated figure of 362,848 in 1996 which indicates an increase of 9.35 percent over the six year period since 1990. Similar to the overall population growth, the average annual increase has decelerated

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Regional Analysis
===============================================================================

from the previous ten year period to a more normalized basis, which is still above the national averages. The number of households has been increasing since 1980, even during periods when the population was shrinking. This has been possible due to the declining household size which has dropped from 2.72 persons in 1980 to 2.52 persons in 1996. The number of households is expected to increase to 386,777 in the year 2001, an increase of 6.59 percent from the 1996 estimate. The steadily increasing number of households should have a positive impact on the local economic condition.

Income

     The median income per household in the MSA has increased considerably since 1980. In 1980 the median household income was $18,293, which increased by 86.07 percent or 8.61 percent per annum to $33,489 in 1990. Based on estimates from Strategic Mapping, Inc., the 1996 median household income was $40,118. The 1996 estimate indicates that overall growth in the median household income slowed to
19.79 percent from 1990 to 1996 or a still strong 3.30 percent per annum. The area is expected to continue in this income growth trend through 2001.

     A breakdown of the household income characteristics for the MSA is shown as follows:


==========================================================================================
                 HOUSEHOLD INCOME CHARACTERISTICS - RICHMOND MSA
------------------------------------------------------------------------------------------
                                  1980            1990          1996 Est.       2001 Proj.
------------------------------------------------------------------------------------------
$0 - $9,999                       25.6%           12.0%           9.6%             8.1%
$10,000 - $14,999                 15.0%           7.5%            6.1%             4.8%
$15,000 - $24,999                 28.3%           16.5%           13.3%            10.9%
$25,000 - $34,999                 17.5%           16.1%           13.9%            12.1%
$35,000 - $49,999                 9.4%            20.0%           19.5%            17.5%
$50,000 - $74,999                 2.8%            18.1%           20.9%            22.1%
$75,000 - $99,999                 1.4%            5.7%            8.9%             11.5%
$100,000 - $149,999                --             2.7%            5.6%             9.3%
$150,000+                          --             1.5%            2.2%             3.7%
TOTAL                            100.0%          100.0%          100.0%           100.0%
==========================================================================================
Source: Strategic Mapping, Inc..
==========================================================================================


Unemployment Rate

     Over the past year, the overall unemployment rate in the Richmond MSA remained flat. Henrico County had a lower unemployment rate of 3.0 percent as of year end 1996. The most recent unemployment figure as of March 1997 for Henrico County was 2.6 percent, which is slightly below the 2.7 percent figure twelve months earlier. The March 1997 rate for the metro area of 3.3 percent was the same for the previous period. The metropolitan area has been experiencing an improvement in the economy. The Richmond MSA has outperformed the nation and the state in terms of employment over the past few years; and it is anticipated that it will continue to do so in the future.

     The following tables compare the unemployment rate for the area to that of the state and national average for the year end averages and the current month figures.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Regional Analysis
===============================================================================


  ============================================================================
                                UNEMPLOYMENT RATE
                   COMPARISON BY COUNTY, MSA, STATE, AND U.S.
  ============================================================================
  Year          Henrico            Richmond            Virginia           U.S.
                County             MSA
  ============================================================================
  1996           3.0%              3.7%                4.4%               5.4%
  1995           2.9%              3.7%                4.5%               5.6%
  1994           3.3%              4.4%                4.9%               6.1%
  1993           3.9%              4.9%                5.1%               6.9%
  1992           5.4%              6.7%                6.4%               7.5%
  ----------------------------------------------------------------------------
  Source: U.S. Department of Labor and Employment Security, Bureau of Labor Market Information.
  ============================================================================


     ================================================================
                        CURRENT MONTH - UNEMPLOYMENT RATE
     ================================================================
     Geographic Area            March 1996                March 1997
     ================================================================
     Henrico County                 2.7%                      2.6%
     Richmond MSA                   3.3%                      3.3%
     Virginia                       4.6%                      4.4
     U.S.                           6.0%                      5.9%
     ----------------------------------------------------------------
     Source: U.S. Department of Labor and Employment Security
     ================================================================

     As population in the Richmond area has increased, employment has grown as existing businesses expanded and new companies located in the area. Local businesses are attracted to the convenient location between Atlanta and Boston, competitive tax policies, and excellent transportation systems. In Richmond, there is no sales tax on raw materials, and no state or local inventory tax on manufacturing. Furthermore, sales and use tax, corporate income tax, and unemployment insurance tax rates are low compared to national averages of other cities. In fact, Richmond has the lowest unemployment insurance tax rate in the nation, while the workers compensation rate is seventh in the U.S. The labor force has an education level as high or higher than other metro areas of Richmond's size, or larger. Furthermore, Richmond area workers are reportedly 43 percent more productive per worker hour than U.S. workers as a whole, according to the Metropolitan Economic Development Council. In addition, less than 11 percent of Richmond area workers are unionized, compared to the national average of 20 percent. These factors have contributed to the influx of employers into the Richmond area. Richmond's business climate has attracted and retained some of the most prestigious businesses in the U.S., helping to boost the local employment base.

     As shown in the following table, with the exception of manufacturing all industry segments witnessed steady growth. The largest increases came from services at 3.24 percent followed by T.C.P.U. at 2.87 percent, and construction at 2.67 percent. The following table illustrates the five year trend for employment by sector for the Richmond MSA.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Regional Analysis
===============================================================================


===============================================================================
         At-place Employment in the RICHMOND, VIRGINIA MSA, 1992 - 1996
===============================================================================
      Category          1992      1993      1994      1995      1996   Percent
===============================================================================
Manufacturing         62,900    61,400    61,100    60,600    59,700     -1.04
Mining                 7,000     7,000     7,000     8,000     8,000      2.71
Construction          27,000    27,500    27,900    29,300    30,800      2.67
T.C.P.U               23,000    24,100    25,000    26,000    26,500      2.87
Wholesale & Retail
Trade                106,300   108,700   115,000   119,700   120,400      2.52
F.I.R.E               38,700    39,700    42,000    42,400    42,900      2.08
Services             109,200   113,100   118,700   125,000   128,100      3.24
Federal, State &      96,300    99,100   100,900    98,300    96,800      0.10
Local
Government
-------------------------------------------------------------------------------
Total                464,100   474,300   491,200   502,100   506,000      1.74
-------------------------------------------------------------------------------
Unemployment Rate        6.7       4.9       4.4       3.7       3.7        --
- Richmond MSA
Unemployment Rate        7.5       6.9       6.1       5.6       5.4        --
- USA
-------------------------------------------------------------------------------
Source: Bureau of Labor Studies
===============================================================================

     Total employment increased by 0.78 percent over the past year and 1.74 percent over the past five years, in combination with a declining unemployment rate (as of March 1997), indicates economic stability in the area. We anticipate slow growth in employment during the next few years and possibly accelerated growth towards the end of the decade. The largest increases are anticipated in the services and construction categories with the strengthening economy, with growth expected from all areas with the exception of government which is expected to decline.

     Shown below is the most recent employment by industry in the subject's area.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Regional Analysis
===============================================================================


================================================================================
          NON-AGRICULTURALINSURED EMPLOYMENT BY MAJOR INDUSTRY DIVISION
             April 1996 to 1997 Comparison - Not Seasonally Adjusted
                                RICHMOND AREA MSA
===============================================================================

==================================================================================================================
    INDUSTRY            Average Employment       SHARE        Average Employment        SHARE              CHANGE

                        April 1996 (000's)                     April 1997 (000's)

==================================================================================================================
Manufacturing                 59.3               11.7%               59.8               11.7%               O.84%
Construction                  30.2                6.0%               31.6                6.2%               4.64%
Mining                         0.8                0.2%                0.7                0.1%             -12.50%
T.C.P.U.*                     26.2                5.2%               26.5                5.2%               1.15%
Trade                        118.4               23.4%              120.1               23.5%               1.44%
F.I.R.E.**                    42.6                8.4%               43.1                8.4%               1.17%
Services                     130.1               25.7%              130.6               25.5%               0.38%
Government                    98.5               19.5%               98.9               19.3%               0.41%
==================================================================================================================
TOTALS                       506.1              100.0%              511.3              100.0%               1.03%
==================================================================================================================
* Transportation, & Public Utilities
** Finance/Insurance/Real Estate
==================================================================================================================


     Over the past year, total employment witnessed a small increase of 1.03 percent. Construction and Retail Trade were the leading industries with an overall increase of 4.64 percent and 1.44 percent respectively. This offset the small losses in the mining industry.

     The appraisers have outlined both the major employers in the local market of Henrico County and the macro market of metropolitan Richmond, Virginia. It should be noted that in both the metropolitan rankings and the county rankings the top employment lists include private industry only. As can be seen, the majority of the employment is trade and service oriented in nature for both areas. The following charts summarize the major employers within the county and the MSA.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Regional Analysis
===============================================================================


      ====================================================================
                              MAJOR AREA EMPLOYERS
                              HENRICO COUNTY (1997)
      ====================================================================
      Employer                                         Number of Employees
      ====================================================================
      Circuit City                                            5,000-6,000
      Reynolds Metal                                          4,000-5,000
      Crestar Financial                                       3,000-4,000
      Secours                                                 3,000-4,000
      Tri-Son Health Care                                     2,000-3,000
      Via Systems Technology                                  2,000-3,000
      American Home Products                                  1,000-2,000
      United Parcel Service                                   1,000-2,000
      Tysons Ford                                              900-1,000
      Stone Container                                           800-900
      --------------------------------------------------------------------
      Source: Henrico County Office of Economic Development
      ====================================================================



      ====================================================================
                              MAJOR AREA EMPLOYERS
                      RICHMOND, VIRGINIA METRO AREA (1997)
      ====================================================================
      Employer                                      Number of Employees
      ====================================================================
      Philip Morris USA                                           8,000
      Columbia/HCA Healthcare Corp.                               6,340
      Circuit City Stores                                         5,194
      Reynolds Metals Co.                                         4,300
      Capital One Financial Corp.                                 4,064
      Dominion Resources Inc.                                     3,803
      Ukrops Super Markets Inc.                                   3,585
      Allied Signal Corp.                                         3,400
      Crestar Financial Corp.                                     3,252
      Bon Secours Richmond Health                                 3,051
      NationsBank Corp.                                           2,726
      Trigon Blue Cross/Blue Shield                               2,705
      Signet Banking Corp.                                        2,501
      DuPont Co.                                                  2,500
      Bell Atlantic-Virginia                                      2,445
      Viasystems Technologies Corp.                               2,100
      Food Lion Inc.                                              1,621
      Central Fidelity Banks, Inc.                                1,595
      Richmfood Holdings Inc.                                     1,583
      Wal-Mart Stores Inc.                                        1,512
      --------------------------------------------------------------------
      Source: Richmond Times Dispatch
      ====================================================================

Transportation

     The Richmond area is served by four interstate highways creating an excellent network for entering and exiting the vicinity. Interstate routes 95, 64, 195 and 295 are within the City and serve the metropolitan area. Interstate 95 is the most important north-south highway on the eastern seaboard. To the north, it connects Richmond with Washington, D.C. and other cities in

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Regional Analysis
===============================================================================

the northeast corridor; to the south, it reaches to Miami, Florida. Route 95 also traverses downtown Richmond and serves as an expressway in the local vicinity. Interstate 64, which runs principally east to west, lends access to Hampton Roads and the Tidewater area of Virginia. To the west, it intersects with Interstate 81 in the Shenandoah Valley before continuing to West Virginia and Kentucky. Locally, 1-295 forms a semicircle around the metropolitan area, with an eventual extension south to Prince George County and a southern connector to Interstate 95 is proposed. Interstate Route 195 gives access to the portion of Richmond located along the James River. Yet another local expressway is the Powhite Parkway which links the two halves of the city of Richmond (the north and south banks of the James River). The Powhite has been extended to the emerging suburban areas of central Chesterfield County. Several U.S. highways converge in Richmond, namely, Routes 1, 33, 60, 250, 301 and 360.

     Richmond International Airport has recently undergone a $38 million expansion, making it a modern state-of-the-art airport. The expansion includes all-weather second level boarding courses and a new entrance roadway connecting with Interstate 64. The airport is located 12 miles east of Richmond in Henrico County. There are over 200 flights daily by American, Delta, Eastern, United and U.S. Air, plus six regional carriers. Air time to New York is only 60 minutes.

     The Richmond area is a major East Coast rail center. Passenger railways are utilized by AMTRAK while the major freight railway companies are CSX Transportation; Richmond, Fredericksburg and Potomac; and Norfolk-Southem.

     The port of Richmond provides an excellent water transportation system for cargo to Europe, Africa, South America, Canada and the Caribbean. The deep water port is the westernmost on the north Atlantic and handles over 413,000 tons of bulk and container cargo annually.

     The Greater Richmond Transit Company (GRTC) provides transportation services to commuters. The system offers several transit routes in Henrico County as well as downtown service connecting the financial and retail districts. Trailways, Greyhound and Groome Transportation charter buses to other cities.

Education/Recreation

     The Richmond area boasts of numerous colleges and universities in the vicinity. Among these educational institutions are Randolf-Macon College, University of Richmond, Virginia Commonwealth University, Medical College of Virginia, Virginia Union College, etc. Many of the area's public secondary school systems allocate higher per student expenditures than the national average. Area school systems have also adopted progressive measures over the past decade to improve and enhance the normal school criteria. In addition, there are many prestigious private secondary schools including St. Christopher's, St. Catherine's, Collegiate, and Benedictine.

     The city of Richmond serves as the cultural and recreational heart of Central Virginia. There are many museums including the Virginia Museum of Fine Arts, The Valentine Museum, Museum of the Confederacy, and the Science Museum of Virginia.

     In addition, Richmond serves as a center for the performing arts at locations including the Carpenter Center and the Theater Virginia. Local area residents can also enjoy numerous parklands including James River Park, Bryan Park and Pocohontas State Park.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Regional Analysis
===============================================================================

Conclusion and Relevance to the Subject Property

     Richmond is centrally located along the East Coast at the northern end of the Sun Belt. This location contributed to its growth as a business and industrial area over the last decade. While population and employment growth in the region have recently diminished, both are expected to continue growing at moderate rates during the 1990's. The moderate cost of living, low taxes and strong economics appeal to Richmond businesses. Transportation networks and waterways that make Richmond attractive to corporations also make it attractive to individuals. Overall, the Richmond area is expected to prosper moderately in the future.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       OFFICE MARKET ANALYSIS
===============================================================================

Metropolitan Office Market

     The office market in Richmond is generally described in terms of Downtown Richmond and the suburban markets. The Downtown market has generally lagged behind the suburban markets in attracting new tenants. The total market has hovered around 20 million square feet for several years, with new construction being found in many suburban markets, predominantly in the form of build-to-suits, however. The following table summarizes some key statistics for the overall market.


          =====================================================
                            Richmond Market Overview
          =====================================================
                      Suburban        Downtown       Total
          =====================================================
          Inventory (SF)
            1996      12,314,754      8,037,117      20,353,867
            1995      12,141,332      8,037,117      20,180,444
            1994      11,923,340      8,037,117      19,962,451
            1993      12,100,825      7,977,117      20,079,935
            1992      12,054,900      7,941,166      19,998,058

          Vacancy %
            1996            6.4%         14.9%           9.7%
            1995            8.8%         16.6%          11.9%
            1994            9.1%         17.5%          12.5%
            1993           11.4%         17.8%          14.0%
            1992           15.8%         20.8%          17.8%

          Net Absorption Trends (SF)
            1996        592,560          141,582       736,138
            1995          63,010         73,227        138,232
            1994        389,254            9,606       400,854
            1993        536,054          291,843       829,890
            1992        212,921          36,549        251,462
          ----------------------------------------------------
          Source: The 1997 Thalhimer Report
          Morton G. Thalhimer, Inc. - Oncor International
          ====================================================


     In both the downtown and suburban markets, there is upward pressure on rental rates due to limited availabilities, most particularly among the Class A and good Class B properties. While the picture is improving throughout the region, the suburban markets remain the favored market for most businesses.

     Nonetheless, the overall favorable trend is a welcome relief after the many years of soft conditions, although there remains some element of caution in the market. Corporate downsizing is still in the picture for the Richmond area, with several major changes expected in the downtown market. The remainder of this section will focus on the downtown Richmond submarket where the subject property is located.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Office Market Analysis
===============================================================================

Richmond CBD Office Market

     The central business district (CBD) of Richmond is also referred to as Downtown Richmond. It is located between the James River on the south, I-95 and I-64 on the east and north, and Belvedere Street to the west. The recent trends in the market's size, vacancy and rental rates, and pace of absorption have been extracted from several sources including The 1997 Thalhirner Report, published by Morton G. Thalhimer, and the 1995 through 1997 Richmond Commercial Real Estate Market Reviews published by Harrison & Bates, Inc. It should be noted that there are inconsistencies between the two sources in terms of the size of the market and vacancy rates. Even so, the overall trend indications are generally consistent. The following table summarizes the trend in inventory, vacancies and net absorption for the last five years.


    ==========================================================================
                                 Historical Data
                         Downtown Richmond Office Market
                                  1992 to 1996
    ==========================================================================
    Year         Inventory       Vacant         % vacancy              Net
                    SF             SF                            Absorption SF
    ==========================================================================
    1992         7,941,166      1,650,937         20.79%                36,549
    1993         7,977,117      1,422,854         17.51%               291,843
    1994         8,037,117      1,404,216         17.47%                 9,606
    1995         8,037,117      1,337,214         16.64%                73,227
    1996         8,037,117      1,195,632         14.88%               141,582
    --------------------------------------------------------------------------
    Source: 1997 Thalhimer Report,
    ==========================================================================

     The downtown market currently includes over 8.0 million square feet with a vacancy rate of 14.9 percent. The vacancy has been trending downward steadily over the last five years, to the point where Class A vacancies are under five percent. In contrast to the steady improvement in the vacancy rate, net absorption has been highly irregular, varying between 9,606 square feet in 1994 and 291,843 square feet in 1993. Most recently, the absorption pattern has been improving. Each of these matters will be explored further in the following pages. A detailed list of buildings, vacancies, and asking rents is included in the Addenda, with the inventory grouped by building quality.

Current Construction Activity

     The Harrison & Bates report indicates there was one new building delivered in 1996, the 117,000 square foot One Shockoe Plaza. The Thalhimer report does not refer to this completion nor is a change in inventory reflected in their figures. No other new construction was identified through either reports. Some potential does exist for future development, including: a new Media General headquarters in downtown Richmond; the first phase of a multi-modal transportation project at Main Street Station; construction of a canal project along the river front; and expansion of the Biotechnology Park in downtown's north core.

Absorption and Leasing Trends

     The preceding table displayed historic absorption trends for the downtown market. Over the last four years, net absorption hit its low point of 9,606 square feet in 1994 following the period's high absorption in 1993 of 291,843 square feet. Since 1994, the downtown market has shown steady improvements in absorption, with 1996 experiencing twice the volume as 1995.

==============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Office Market Analysis
===============================================================================

     As shown in the following table, the significant beneficiary of this improvement has been the Class A segment of the market. By year end 1996 it improved to a 4.6 percent overall vacancy rate as compared to the Class B segment with a 22.8 percent vacancy level.


=================================================================================================
                                 Absorption and Vacancy By Class
                                 Downtown Richmond Office Market
                                          Year End 1996
=================================================================================================
 Class          Inventory          Vacant           %         Net Absorption           Years
                    SF               SF          Vacancy              SF           Inventory (1)
=================================================================================================
Class A         4,626,302          212,312        4.59%               84,441                 2.4
Class B         2,613,385          596,146        22.81%              53,046                 9.4
Class C          797,430           387,174        48.55%               4,095                 N/A
-------------------------------------------------------------------------------------------------
Source: 1997 Thalhimer Report
Note 1: See the analysis below for derivation of the estimates
=================================================================================================

     The last column of the table estimates the number of years it will take to absorb the remaining vacancy to stabilized occupancy levels. For Class A space, the market is at 95 percent occupancy. For Class A buildings, this is considered stabilized occupancy. However, near term corporate downsizing is expected to return significant blocks of Class A space to the market. Brokers at Morton G. Thalhimer's estimate potential returns of Class A/B quality space to be in the range of 300,000 to 400,000 square feet. Some of the major potential changes are summarized below.


====================================================================================================
                                     Tenant Downsizing Projections
                                             1997/1998
====================================================================================================
      Tenant                          Building                   Building        Estimated Reduction
                                                                   Class                  (SF)
====================================================================================================
Bell Atlantic                Main Street Centre                      A                       100,000
IBM                          James Center                            A             60,000 to 80,000
Signet Bank                  8th & Main, Others                    A-/B+                    Unknown
EDS                          8th & Main Building                   A-/B+                      20,000
                                      Sub-Total Class A Buildings                       Over 200,000

NationsBank                  NationsBank Center                      B                      Unknown
Dalkon Shield Trust          Dalkon Shield Building                  B                        90,000
                                    Estimated Returns to Market.                300,000 to 400,000
====================================================================================================

     Under such conditions, the Class A vacancy is likely to increase by at least 200,000 square feet. This equates to another 4.3 percent vacancy for the Class A market, and at the 1996 pace of net absorption (84,441 square feet), implies 2.4 years to return to stabilized levels (95 percent). Details on the 1995 net absorption by class was not available, though based on the overall low level of net absorption for the downtown market, we would assume that most of the 73,227 square feet was attributable to Class A and B buildings.

     In the Class B segment, there is currently 596,146 square feet vacant with at least another 90,000 square feet being returned to the market in 1998 from Dalkon Shield. Assuming another 50,000 to 100,000 square feet of NationsBank reductions, that increases the Class B vacancy to roughly 760,000 square feet, or 29 percent.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Office Market Analysis
===============================================================================

     The Class B market segment has historically performed at lower occupancy levels than Class A space. Assuming a 90 percent stabilized occupancy level, the quantity of space to be absorbed after considering near term downsizings, is about 500,000 square feet. At the 1996 absorption pace of 53,046 square feet, it will take 9.4 years to return to 90 percent occupancy. Again, facts on the 1995 absorption trend were not available, but is likely to have been lower based on the total market's performance.

     The Main Street Centre building is a Class A- building and competes at the low end of the Class A market and the upper end of the Class B market by virtue of its condition and location in downtown Richmond. It has captured almost no leasing during the last two years. Thus, the property's net absorption has been weak relative to the total market, though vacancies have been few. Even so, with its return of several full floors to the market in late 1998 due to Bell Atlantic's departure, the building will have several very attractive leasing opportunities, including some of the upper most floors in the building. These are very marketable spaces and are likely to be among the top contenders among large tenants looking for space in Class A and B buildings. Additionally, the building will have almost half of the vacant Class A space, suggesting that it will again capture a material share of the gross leasing activity.

     Overall, we conclude that the Main Street Centre building is well positioned to capture its fair share of new leasing. Given that the subject will have more than its fair share of availabilities and will be a major player in the overall market, it is likely to have an absorption period reflective of the overall market for the Class A classification, which was roughly 2.4 years. Accordingly, we conclude to 2.5 years for the subject, assuming a continuation of the market's 1996 absorption pace. The 2.5 years explicitly includes releasing of the Bell Atlantic space.

Rental Rate Trends
     Rental rates in the downtown market have been relatively stable over the last three years. We have assembled data from the Harrison & Bates, Inc. Richmond Commercial Real Estate Reviews for the last three years and consolidated their finding in the next table. Class A asking rates have climbed about $1.00 per square foot over the last three years, an increase of about five percent, and now show a range between $16.50 and $21.00 per square foot. It has been suggested by some local real estate professionals that the increase in Class A rents in 1996 was the recognition by landlords that there is an increasingly limited amount of quality space available.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Office Market Analysis
===============================================================================


=============================================================================================================
                                   Rental Rate Trends By Class (Full Service)
                                        Downtown Richmond Office Market
                                                 1994 to 1996
=============================================================================================================
                          1996                               1995                              1994
                ---------------------------------------------------------------------------------------------
 Class           Rental          Vacancy             Rental        Vacancy           Rental           Vacancy
                  Rate              %                 Rate             %              Rate              %
                 Range                               Range                           Range
                 ($/SF)                              ($/SF)                          ($/SF)
=============================================================================================================
   A            $16.50 -          3.35%            $15.50 -          6.11%           $15.50 -          7.5%
                 $21.00                              $22.00                          $20.00
   B            $10.00 -          23.13%           $10.00 -         24.41%           $12.00 -         24.3%
                 $15.00                              $16.00                          $15.00
   C             $8.50 -          57.50%            $9.00 -         53.14%             N/A            52.2%
                 $11.00                              $12.50
-------------------------------------------------------------------------------------------------------------
 Source: The 1995-1997 Richmond Commercial Real Estate Market Reviews, Harrison & Bates Inc.
=============================================================================================================

     Class B asking rents, by contrast have evidenced some decline, with the low end of the range decreasing from $12.00 to $10.00 per square foot, and the high end of the range fluctuating between $15.00 and $16.00 per square foot. Lastly, Class C rents declined from 1995 to 1996. The 1994 data for Class C rents was unavailable

     The subject property is a Class A- building. As will be shown later, it has asking rents of $15.50 to $17.00 per square foot. Thus, it is positioned at the upper end of the Class B rents as shown above and at the low end of the asking rents for Class A buildings.

     While asking rental rates for Class A buildings increased during 1996, the increased availabilities projected during 1997 and 1998, along with the competition for replacement tenants, will likely prevent landlords from achieving further increases in Class A rents until the space is absorbed. Similarly, Class B buildings will be caught in this competitive environment and no gains in rental rates are projected for the next one to two years. After that, most investors are likely to expect some improvements in rental rates.

Micro Market Survey
     We conducted a micro-market analysis, concentrating on competing Class A and B office buildings in the CBD. They contain a total of 4.9 million square feet and have an overall occupancy level of 90.4 percent. The competing projects, presented on the following table, are more indicative of the subject's competitive environment than the entire downtown market as previously examined.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Office Market Survey
===============================================================================

===================================================================================================================================
                                              Micro Market Survey
                                             Downtown Richmond
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Year       Bldg.       Size             %        Availiable        Asking
No.       Building              Address          BH/Renv      Class       Sq.Ft.       Occupanc        Sq.Ft        Rate/Sq.Ft.
===================================================================================================================================
   Class A Buildings:
1  Crestar Building        919 E. Main St.         1984          A        450,000          100.0%              0      $19.00

2  Federal Reserve Bldg    701 E. Byrd St.         1978          A        700,000          100.0%              0      $17.00

3  Main Street Centre      600 E. Main St          1987          A-       422,309          92.5%         31,597  $17.00 - $18.00

4  One James Center        901 E. Cary St.         1985          A        424,514          96.8%         13,425       $21.00

5  Riverfront Plaza        901 & 951 E. Byrd       1990          A        899,727          96.8%         28,525       $21.50

6  Two James Center        1021 E. Cary St.        1987          A        334,000          100.0%              0      $21.00

7  Three James Center      1051 E. Cary St.        1988          A        233,000          67.8%         75,000       $19.00

8  Eighth & Main Building 707 E. Main St.          1975          A-       323,937          71.9%         91,052  $15.50 - $17.00

9  Nations Bank Center    1111 E. Main St.         1974          B+       545,316          93.0%         38,000       $15.00

10 600 East Broad Street 600 E. Broad St.          1982          B        213,266          100.0%              0      $15.00

11 One Capital Square      830 E. Main St.       1967/89         B        207,699            8.0%      191,083        $13.00

12 One Franklin Square 411 E. Franklin St.         1988          B        133,910          95.3%         6,309        $15.50
   ------------------------------------------------------------------------------------------------------------------------------
   Totals:                                                              4,887,678          90.3%       474,991        Range:
                                                                        Vacancy:                         9.7%    $13.00 - $21.501
   ------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

     Asking rents for these buildings are between $13.00 and $21.50 per square foot, though predominantly rates are in the $15.00 to $19.00 per square foot range. By contrast, we have also examined in the Income Capitalization Approach section actual lease comparables from some of these buildings. They show a lower actual rental rate level, with rates between $10.75 and $17.50 per square foot.

     Landlords in the greater Richmond market have for many years not passed through operating expense increases to the tenants. Instead they have included annual increases in minimum rents at a rate of 3.0 to 4.0 percent. Recently, however, more Class A buildings are including base year expense stops, as well as including annual increases in the minimum rent. Additionally, the comparable leases are frequently including free rent at a rate of about one month free per lease year, and tenant improvement allowances are often in the $12.00 to $25.00 per square foot range in good quality buildings.

Conclusion

     The central business district of Richmond showed improvement during 1996. The overall vacancy rate declined to 14.9 percent from 1995's 16.6 percent. The bulk of the vacancy

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                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Office Market Analysis
===============================================================================

remained with the Class C properties which had an overall vacancy of 48 percent at year end as contrasted against a 4.6 percent vacancy rate among Class A buildings.

     Asking rental rates also showed some improvement for Class A buildings, but not among Class B and C properties. Actual lease comparables showed that leasing concessions, mostly in the form of free rent, remain a feature of the downtown market. Finally, net absorption continued to improve downtown, almost doubling from the 1995 pace, though still far behind the experience of 1993. Nonetheless, the overall trend appears to be for continued improvement in spite of some near term corporate downsizings in the range of 300,000 to 400,000 square feet. Overall, we are optimistic that the gross leasing activity will absorb these new vacancies within two years and that the subject will be able to achieve stabilization within about 3.5 years. This absorption period explicitly includes absorption of the Bell Atlantic space that is being returned at the end of 1998.

Neighborhood Overview

Area Definition

     The Main Street Centre Building is located on the northeast corner of East Main and 7th Streets in the downtown section of the City of Richmond, Virginia. The street address is 600 East Main Street, Richmond, Virginia 23219. The downtown Richmond submarket, which delineates the subject neighborhood, is generally bound by the James River to the south, I-95 to the east and north, and Belvedere Street to the west. The major arteries in this submarket are I-95, the Downtown Expressway (Rte 195), and Main, Franklin, and Broad Streets. A downtown Richmond map is shown on the facing page.

Access/Linkage

     The subject neighborhood is located in the downtown central business district of the City of Richmond. Access to the area is easily achieved from a variety of routes that make it accessible to all portions of the metropolitan area. Regional access- is available via Interstates 95 and 64, with connections from the I-295 northern bypass, as well as the Downtown Expressway (Tollroad, Rte 195) which connects west of downtown to the Interstate 195 spur, which leads traffic northward to I-95 and I-64. The Downtown Expressway also connects to the Powhite Parkway, which provides access to central Chesterfield County.

     The primary east/west arterials through downtown include Cary Street, Main Street, Franklin Street, Broad Street, and Leigh Street. The north/south streets are all equally used, with 5th, 7th and 14th Streets providing freeway access and 2nd, 9th and 14th Streets leading to James River bridge crossings. Public transportation through the downtown area is provided by municipal buses that criss-cross the area.

Surrounding Land Use Patterns

     Predominant land uses in the subject neighborhood consist of a mixture of high-rise office buildings, high-rise hotels, mid-rise and low-rise office and commercial buildings, many with historic designations, the state Capitol building, the Governor's mansion, City of Richmond and state municipal buildings, museums, the east and west campuses of Virginia Commonwealth University, the Richmond Coliseum, and a few urban retail projects. Also interspersed throughout the area are private residences and parking decks.

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                                      -20-


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Office Market Analysis
===============================================================================

     As will be detailed in the following section, the Richmond CBD office submarket contains about eight million square feet of office space. The CBD has not been the most successful downtown office submarket in the metropolitan area, ceding importance to the suburban markets in most cases, particularly in Henrico County. Given its history of high vacancy rates and depressed rents, no new future projects are planned and none are expected for several years. Rents were low during the early 1990s, but have risen over the last three years from their lows during the recession. Occupancy levels have also improved from that time period.

     The combination of the above factors provides for the potential for positive influences on the subject neighborhood, though the outlook is clouded by several large tenants either downsizing in the CBD or leaving altogether. While rental rates are increasing, near term tenant turnover and tenant departures will put pressure on landlords to maintain occupancies, perhaps at the expense of rental rates.

Special Hazards or Adverse Influences

     As noted, the area contains many office buildings, hotels, residences, state and local government buildings, museums, and commercial uses. These uses typically produce only minimal pollution. There are no flood zones in the vicinity of the property. We observed no other detrimental influences in the neighborhood, such as land fills, noisy or air polluting industrial plants, or chemical factories.

Conclusion

     The subject property benefits from its location at an easily accessible section of downtown Richmond. Based on the buildings quality and improvements in office occupancy levels and rental rates, along with the area's good accessibility, it is clearly capable of capturing a fair share of the demand of office space as the CBD recovers and grows. The neighborhood has regional drawing power by virtue of the roadway network serving it. The anticipated trend for the subject neighborhood is for continued growth and stabilization into the foreseeable future, with some potential for softening due to corporate downsizing over the next few years.

     Based on the characteristics of the neighborhood, we believe continued investment in stabilized properties is warranted. We project that growth will be moderate, given the uncertainty surrounding occupancy levels over the near term, which will hold down the rental rates.

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                                      -21-


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       PROPERTY DESCRIPTION
===============================================================================

Site Description
Location:                               The southern half of the block bordered
                                        by East Main Street to the south, East
                                        6th Street to the east and East 7th
                                        Street to the west.

Shape:                                  Mostly rectangular (see the plat shown
                                        on the facing page.)

Land Area:                              1.038 acres

Frontage:                               159 feet on North 7th Street
                                        261 feet on East Main Street
                                        190 feet on North 6th Street

Topography:                             Sloping downward toward East Main Street

Street Improvements:                    Curb and gutter

Access:                                 Easy access from all surface streets in
                                        downtown Richmond

Site Disclaimers
Soil Conditions:                        We did not receive nor review a soil
                                        report. However, we assume that the
                                        soil's load-bearing capacity is
                                        sufficient to support the existing
                                        structure. We did not observe any
                                        evidence to the contrary during our
                                        physical inspection of the property. The tract's drainage appears to be adequate.

Land Use Restrictions:                  We were not given a title report to
                                        review. We do not know of any easements, encroachments, or restrictions that would adversely affect the site's use.
                                        However, we recommend a title search to
                                        determine whether any adverse conditions exist.

 Flood Hazard:                          According to the FEMA, June 15, 1979,
                                        Flood Insurance Rate Map, 510129-0010B,
                                        the property is located in Zone C,
                                        outside of the 100 year flood plain and
                                        does not require flood insurance.

 Wetlands:                              We were not given a Wetlands survey. If
                                        subsequent engineering data reveal the
                                        presence of regulated wetlands, it could materially affect property value. We recommend a wetlands survey by a competent engineering firm.

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                                      -22-


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Property Description
===============================================================================

Hazardous Substances:                   We observed no evidence of toxic or
                                        hazardous substances during our
                                        inspection of the site. However, we are
                                        not trained to perform technical
                                        environmental inspections and recommend
                                        the services of a professional engineer
                                        for this purpose.

Improvements Description

     The following description of improvements is based upon our physical inspection of the improvements along with our discussions with the building manager.

General Description
    Year Built:                         1987

    Number of Floors:                   23, plus penthouses

    Gross Building Area:                Approx. 436,000 square feet above grade
                                        514,251 gross square feet including four parking levels and two penthouses

    Net Rentable Area:                  422,309 square feet

    Typical Floor Plate:                19,886 square feet

Construction Detail:
    Foundation:                         Reinforced concrete

    Framing:                            Reinforced concrete

    Floors:                             23 tenant floors

    Exterior Walls:                     Masonry and glass panels

    Roof Cover:                         Single ply membrane with gravel ballast

    Windows:                            Double pane, solar bronze tint

    Pedestrian Doors:                   Glass

    Loading Doors                       Steel security doors

Mechanical Detail
    Heating and Cooling:                Perimeter heat pumps plus two self
                                        contained air conditioning, units for
                                        the internal zones. There are two zones
                                        per floor.

    Elevator Service:                   10 elevators in total providing split
                                        service, four serving the low rise
                                        floors, five the high rise floors, and
                                        one

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                                      -23-


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Property Description
===============================================================================

                                        freight only.

    Fire Protection:                    Wet sprinkler system in all above grade
                                        spaces and a dry system in the parking
                                        garage.

    Security:                           Perimeter security cameras, originally
                                        installed by GSA, revert to building at
                                        the expiration of the lease; after hour
                                        card key access.

Interior Detail
    Layout: Triangular floor plates with the upper levels including smaller floor sizes and skylights along some perimeter offices. See sample floor plan on the facing page.

    Floor Covering:                     Marble in first and second floor
                                        lobbies; predominantly wall-to-wall
                                        carpet in tenant and common areas.

    Walls: Marble walls on the first and second floor lobbies; predominantly drywall covered by paint or wall coverings in tenant spaces and common areas.

    Ceilings:                           Some finished drywall; mostly suspended
                                        acoustic ceiling tiles in 2' x 2' grid

    Lighting:                           Recessed florescent lighting

    Restrooms:                          Men's and women's restrooms on all
                                        floors; appear to be ADA compatible

Site Improvements
    Parking:                            Four levels of below grade parking with
                                        299 striped spaces

    On-Site Landscaping:                Fountain and landscaped courtyard with
                                        tenant seating located at the corner of
                                        6th and Main Streets.

Improvements Disclaimers
Americans With Disabilities Act:        The Americans With Disabilities Act
                                        (ADA) became effective January 26, 1992.
                                        We have not made, nor are we qualified
                                        by training to make, a specific
                                        compliance survey and analysis of this
                                        property to determine whether or not it
                                        is in conformity with the various
                                        detailed requirements of the ADA. It is
                                        possible that a compliance survey and a
                                        detailed analysis of the requirements of the ADA could reveal that the property is not in compliance with one or more of the requirements of the Act. If so, this fact could have a negative effect upon the value of

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                                      -24-


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Property Description
===============================================================================

                                        the property. Since we have not been
                                        provided with the results of a survey,
                                        we did not consider possible
                                        non-compliance with the requirements of
                                        ADA in estimating the value of the
                                        property.

Hazardous Substances:                   We are not aware of any potentially
                                        hazardous materials (such as
                                        formaldehyde foam insulation, asbestos
                                        insulation, radon gas emitting
                                        materials, or other potentially
                                        hazardous materials) which may have been used in the construction of the improvements. However, we are not qualified to detect such materials and urge the client to employ an expert in the field to determine if such hazardous materials are thought to exist.

Design Features and Functionality:      The building appears to be fully
                                        functional within the current demands by office tenants for large floorplates.
                                        The triangular shape does not appear to
                                        present an significant drawbacks given
                                        the size of the floor plates.

                                        It is noted, however, that the freight
                                        elevator does not go to the penthouse
                                        suites. As such, mechanical equipment
                                        must be maneuvered up the stairs from
                                        the 24th floor and into the mechanical
                                        rooms. This creates some hardship for
                                        major repairs and may impact their costs over the long term. The effects were considered in our selection of repairs and maintenance expenses and capital reserves.

Physical Condition:                     Overall, the building appears to be in
                                        good condition. We did not observe any
                                        material forms of deferred maintenance
                                        during our inspection that would impact
                                        property value.

                                        We did not make a detailed inspection of the mechanical systems. The appraisers, however, are not qualified to render an opinion as to the adequacy or condition of these components. The client is urged to retain an expert in this field if detailed information is needed about the adequacy and condition of mechanical systems.

===============================================================================

                                      -25-


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        REAL PROPERTY TAXES AND ASSESSMENTS
===============================================================================

     The subject property is in the taxable jurisdiction of the City of Richmond, which assesses real property at a ratio of 100 percent of ad valorem value on a calendar year basis. The 1997 calendar year is the most recent year for which assessed valuation and property tax information is available. For tax assessment purposes, the subject property is identified as Tax Parcel WOOO-0007/025.

Tax Rates

     The 1997 tax rate for the City of Richmond, along with the two prior years, is presented in the following table.


     ===================================================================
                       Tax Rate Per $100 of Assessed Value
     ===================================================================
     Taxing Authority            1995             1996            1997
                               Tax Rate         Tax Rate        Tax Rate
     ===================================================================
     City of Richmond           $1.445           $1.445          $1.430
     Supplemental               $0.030           $0.030          $0.030
                            --------------------------------------------
     Total Rate                 $1.475           $1.475          $1.460
     ===================================================================

     As can be seen, the tax rates were flat in 1995 and 1996. In 1997, however, the rate decreased to $1.430 per $100, or a drop of $0.015 per $100. In addition to the base tax rate, the subject is located in a special downtown taxing district that assesses each property at $0.03 per $100 assessed for incremental trash cleanup along the streets. Thus, the total tax rate is also shown in the preceding table.

     It is difficult, at best to judge the likelihood of future tax rate increases when viewing only a short history. Tax rates tend to increase or decrease based upon the combined influences of changes in property values and increasing governmental budgetary needs as the jurisdiction tries to maintain a pace with inflationary pressures. Nonetheless, over the long term we would expect tax rates to increase.

Tax Assessment

     The subject's assessment for the last three years is presented in the following table.



========================================================================================
                       Main Street Centre, Assessment and Tax History
----------------------------------------------------------------------------------------
                                        1995                  1996                  1997
----------------------------------------------------------------------------------------
Total                            $46,600,000           $45,500,000           $45,500,000

                $/SF                 $110.35               $107.74               $107.74
Tax Rate (Per $100)                  $1.4750               $1.4750               $1.4600
                                 -------------------------------------------------------
Tax Liability                       $664,730              $671,125              $664,730
$/SF NRA                               $1.57                 $1.59                 $1.57
========================================================================================


     The current assessment of $45.5 million is substantially greater than the value conclusion reached in the report. While we recommend that an assessment appeal be undertaken, an examination of assessment comparables suggests that the success of an appeal, based on equalization issues, might not be successful. The following table shows that three other Class A downtown buildings are assessed at $101 to $123 per square foot of net rentable area, which is

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                                      -26-


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Real Property Taxes And Assessments
===============================================================================


consistent with the subject's assessment of $107 per square foot. Thus, the outcome of an appeal may not necessarily be favorable, and it is our opinion that a prospective investor would not give material credit to reduced tax expenses in estimating market value for the property. Nonetheless, we still recommend an appeal be pursued given the near term dip in occupancy that will be occurring at the property.


===============================================================================
                  1997 Assessment Comparables - Class A Office
===============================================================================
                      919 E. Main St      One James Ctr     Riverfront Plaza
===============================================================================
Total Assessment        $45,525,000         $50,000,000          $111,000,000
SF NRA                      450,000             424,514               899,727
Assessment $/SF             $101.17             $117.78               $123.37
===============================================================================


Ad Valorem Tax Conclusions
     As discussed above, the current tax associated with the property is $664,730 for the tax year ending December 31, 1997. The taxes are current. Additionally, we have projected that taxes will increase at a rate consistent with inflation, or 3.5 percent annually.

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                                      -27-


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                      ZONING
===============================================================================

     The subject is zoned B-4, Central Business District, in the City of Richmond and as described in Section 32-440 of city's zoning ordinance.

     The permitted uses include, but are not limited to: any uses allowed by right in the B-3 District (including office), except auto sales, building material storage yards, drive-in theatres, drive-up businesses, greenhouses, etc., multi-family dwelling units and apartment hotels, parking areas, and government offices and related services. Any new improvements over 50,000 gross square feet requires that a plan of development be approved.

     The following restrictions apply:

                              Permitted
     Maximum FAR:             6.0 FAR, increases permitted with Board approval
     Building Height:         None, provided no portion of building shall
                              penetrate an inclined plane originating at the
                              centerline of the street and extending over the
                              lot at an inclination of one foot horizontal for
                              each three feet of vertical when front yard is
                              required, plus other stipulations and options
     Open Space:              Usable open space ratio of 0.08 FAR required for
                              development of new dwelling uses
     Front Yard:              None
     Side Yard:               None except when adjacent to a dwelling use;
                              screening may be required in such cases
     Rear Yard:               None except when adjacent to a dwelling use;
                              screening may be required in such cases
     Off-Street Parking
     Office:                  None

                    We are not experts in the interpretation of complex zoning ordinances. Based on the gross floor area of approximately 436,000 square feet, the property is improved to a 9.7 FAR density. As the building went through the approval process at the time of construction, however, we assume that is a legal, non-conforming structure. The formal determination of compliance is beyond the scope of a real estate appraisal.

                    To the best of our knowledge, there are no known deed
               restrictions (private or public) which would further limit the use of the subject property. This statement should not be taken as a guarantee or warranty that no such restrictions exist. Deed restrictions are a legal matter and only a title examination by an attorney would normally uncover such restrictive covenants. Thus, an examination by a title attorney is recommended on the subject property if any questions regarding such restrictions arise.

===============================================================================

                                      -28-


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       HIGHEST AND BEST USE
===============================================================================

Highest and Best Use of Site as Though Vacant

     According to the Dictionary of Real Estate Appraisal, Third Edition (1
993), a publication of the Appraisal Institute, the highest and best use of the site as though vacant is defined as:

     Among all reasonable, alternative uses, the use that yields the highest present land value, after payments are made for labor, capital, and coordination. The use of a property based on the assumption that the parcel of land is vacant or can be made vacant by demolishing any improvements.

Legally Permissible

     Regardless of how favorable the physical attributes of a property are or how feasible and productive a use might be for a given site, the permissibility of uses has to be the initial consideration. According to our understanding of the zoning ordinance noted earlier in this report, the site may be improved with structures that accommodate a variety of uses, though office use is the only high-density use that would maximize the site's development potential. The other uses could be included in such a structure, however, and would likely be included, particularly first floor service and retail related tenancies.

Physically Possible

     The second test is what is physically possible. As discussed in the Property Description section, the site's shape, soil, available utilities, etc. do not physically limit its use given its urban location. Its size would obviously preclude development of those uses which typically require larger footprints, such as shopping centers. Furthermore, the site's topography, would not limit its utility. Additionally, we know of no easements which adversely impact the property. Thus, the site's only physical limiting condition is size, the site is more than sufficient for today's modem office building. No others restrict its development.

Financially Feasible

     The third and fourth tests are, respectively, what is feasible and what will produce the highest net return. After determining those uses which are physically possible and legally permissible, the remaining uses must be analyzed in light of their financial feasibility. That is, for a potential use to be seriously considered, it must have the potential to provide a sufficient return to attract investment capital from alternative forms of investments.

     The subject is situated in Richmond's central business district surrounded by many other high-rise and mid-rise office projects. It is a short distance from the interstate highways that cross the region. The downtown office market has experienced mediocre occupancies for many years with many corporate expansions favoring the suburbs.

     Although the indications are evident that the market is continuing its improvement, as detailed in the Office Market Analysis section, particularly for newer Class A space, rent levels for office space have not yet achieved the level necessary to- support speculative office development at the present time. As such, rental rates for new office buildings will need to continue their upward trend before development of the site would be justified. In addition, there continues to be little financial or debt support for speculative office development. Thus, speculative development of

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                                      -29-


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Highest and Best Use
===============================================================================

this site, if it were vacant, appears unlikely at this time. Nevertheless, there is a limited inventory of large, Class A office space availabilities that may be absorbed within the next two years. Therefore, development of the site on an office build-to-suit basis could begin relatively soon.

     Given all factors, we conclude that the highest and best use of the subject site as if vacant would be to hold as an investment for future development when market conditions improve. It is our opinion that ultimate development of the site with an office building would be the most logical and productive use of the site.

Highest and Best Use of Property as Improved

     According to the Dictionary of Real Estate Appraisal, highest and best use of the property as improved is defined as:

     The use that should be made of a property as it exists. An existing property should be renovated or retained so long as it continues to contribute to the total market value of the property, or until the return from a new improvement would more than offset the cost of demolishing the existing building and constructing a new one.

     Unlike the previous analysis of the subject site as vacant, this analysis considers the subject property as currently improved with an evaluation as to the physical, legal, and financial appropriateness of the existing land use.

Legal Considerations

     The subject site, as presently improved, represents a legal, conforming use.

Physical Considerations

     The subject site has been improved with the existing structure and, based upon our observation, there are no apparent physical factors such as soils, drainage, or other site characteristics that would adversely affect the continued utility and/or existence of the subject improvements.

Financially Feasible

     Land sales for speculative office development have been sparse at best. However, a brief test of reasonableness tells us that redevelopment of the site is not likely. Given the range of value indicators developed in this report, or generally in the $25 to $30 million range, and assuming a similar density office project could be built on the site, the land's value would have to be in excess of $93 to $111 per FAR foot to justify buying the property, demolishing the improvements, and beginning anew at a 6.0 FAR. Hence, given our final value conclusion there is obviously sufficient value in the property, as improved, to negate any possible redevelopment of the tract for the foreseeable future.

     As a result, the subject is forecast to provide an adequate return to the land, both on an intermediate and long-term basis. This conclusion is supported by the data and analysis

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                                      -30-


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Highest and Best Use
============================================================================-==

presented in the balance of this report. Our conclusion is contingent upon property management maintaining a course of action which will be conducive to maximizing value.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            VALUATION PROCESS
===============================================================================

     In this appraisal, we have used the Sales Comparison Approach and the Income Capitalization Approach to develop a market value estimate.

     The Cost Approach was not performed for the following reasons:

     o First and foremost, the value being sought is the leased fee estate, whereas the Cost Approach normally depicts the fee simple estate. Therefore, the interest being appraised cannot be reflected by the Cost Approach in its traditional form;

     o Secondly, while the office market has been moving toward stabilized levels, it is expected to have an increase in vacancies over the next two years and it is not at a point where investors are able to finance speculative office construction. Consequently, some external/economic obsolescence is inherent in the reproduction/replacement cost new of the subject improvements. Classically, extemal/economic obsolescence is viewed as incurable and is so from the perspective of the property owner. However, it will eventually be cured because it is purely a function of current market conditions. Quantifying this form of obsolescence within the context of the Cost Approach is highly subjective and very theoretical. As a result, the reliability of this approach becomes very suspect under these circumstances; and

     o Lastly, one of the most persuasive reasons for not using the Cost Approach is the fact that market participants do not typically use this approach as a determinant of value especially when market conditions are below an optimal level as they are currently. While not justification in itself to omit the approach, it does underscore its overall lack of relevance in the market place.

     o The investment marketplace does not typically trade buildings such as the subject on a cost/value basis, particularly in markets where it is generally perceived that cost exceeds value.

     In the Sales Comparison Approach, we performed the following steps:

     o    Searched the market for recent office building sales;

     o Analyzed those sales on the basis of the sales price per square foot (net rentable area) and the net income multiplier; and,

     o Correlated the various value indications into a point value estimate from within the range.

     In developing the Income Capitalization Approach, we:

     o Studied the rents in effect in this and competing complexes to estimate the potential rental income at market levels;

     o    Estimated the income from sources other than office rentals;

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Valuation Process
===============================================================================

     o Studied the recent history of operating and fixed expenses at this and competing properties to estimate an appropriate level of operating and fixed expenses and reserves for replacement;

     o Estimated the cash flow by subtracting the operating and fixed expenses from the effective gross income; and

     o Prepared a discounted cash flow analysis in which the cash flow and the property value at reversion are discounted at an estimate of current market value at a market-derived discount rate. Potential gross revenues are estimated based on modeling the actual rents and expense reimbursement provisions in effect through the term of existing leases. As existing leases expire, the space is estimated for downtime. Spaces now vacant (if applicable) will be rented at the market rates and at the time intervals discussed in the Income Capitalization Approach section of this report. From potential gross revenues, we subtract vacancy and expenses (operating, fixed, and other) to arrive at an estimate of cash flow over a 12 year forecast.

     In estimating the final value, we performed the following:

     o Reviewed and re-examined each of the approaches to value which were employed.

     o Considered the type and reliability of the data used and applicability of each approach.

     o    Reconciled the approaches to a final value conclusion.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  SALES COMPARISON APPROACH
===============================================================================+

Methodology

     In the Sales Comparison Approach, we estimated value by comparing this property with similar, recently sold properties in the surrounding or competing area. Inherent in this approach is the principle of substitution, which holds that when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution.

     By analyzing sales that qualify as arms-length transactions between willing and knowledgeable buyers and sellers, we can identify value and price trends. The basic steps of this approach are:

     1. research recent, relevant property sales and current offerings throughout the competitive area;

     2. select and analyze properties that are similar to the property appraised, considering changes in economic conditions that may have occurred between the sale date and the date of value, and other physical, functional, or locational factors;

     3. identify sales that include favorable financing and calculate the cash equivalent price;

     4. reduce the sale prices to a common unit of comparison such as price per square foot of net rentable area, effective gross income multiplier, and overall capitalization rate;

     5. make appropriate comparative adjustments to the prices of the comparable properties to relate them to the property being appraised; and

     6.   interpret the adjusted sales data and draw a logical value conclusion.

     In this instance, the sale prices inherent in the comparables were reduced to those common units of comparison used to analyze improved properties that are similar to the subject. Of the available units of comparison, the sales price per square foot of net rentable area (used by buyers, sellers, and brokers), as well as the effective gross income multiplier (EGIM), employed predominately by appraisers, are the most commonly used measurements to value office buildings in the marketplace.

     From an appraisers perspective, the EGIM can be a more discernible indicator of value because it considers the income characteristics which in turn dictate the price per square foot paid. Depending on the quality and consistency of the data, the selection of an EGIM can also be less subjective than trying to correlate the sales price per square foot methodology. However, in this instance, the comparables are suburban office buildings with high levels of occupancy and there were no sales of similarly occupied or similar quality high-rise downtown buildings. Thus, the technique has very limited applicability. For similar reasons a conventional sales price per square foot analysis is also difficult.

     Given the many factors and difficulties (high level of capital improvements in the near term, extensive lease-up and tenant turnover, lack of truly comparable sales), we have arrived at an estimate of the property's as-is value through the application of a net income multiplier analysis.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
===============================================================================

We will apply a multiplier to the property's net operating income at stabilization (fiscal year 2002 in the cash flow analysis) and then deduct the costs to achieve stabilization. This technique provides a reasonable approximation of investor decision making, wherein they estimate the building's basic market value and what it will cost them to reach that situation. The Main Street Centre Building is a typical value added situation for investors.

     Our research into office building sales in the Richmond area revealed no sales of similarly occupied high rise buildings in downtown. While Riverfront Plaza will be put on the market soon, an asking price has not yet been published. The other sales of downtown buildings are older, unoccupied facilities that set the absolute bottom limit of the market but are not otherwise useful in this analysis. The suburban office building sales do provide useful indicators for the analysis, though all are substantially 100 percent occupied and are superior to the subject in that respect. Nonetheless, they provide helpful indicators of investor yield requirements for the Richmond markets. We further extended our search to the Hampton Roads market (Norfolk, Newport New, Hampton, Virginia Beach, Chesapeake) in an effort to identify other high-rise sales. None were found over the last three years. The mid-rise sales from this region basically confirmed the investor yield requirements and expectations already shown by the Richmond market transactions, so they were not pursued further.

     On the following page is a summary of recent market data considered to be most indicative of the subject's current market value. Detail sheets describing these sales can be found in the Addenda of this report.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                               Main Street Centre
                               Richmond, Virginia
                    Comparable Office Building Sales Summary

Comp.                                                     Year                    Net         Land
Sale                                          Sale       Built/       No.       Rentable      Area     Percent
 No.     Name/Location                        Date     Renovated    Stories    Area (SF)    (Acres)    Occupied
===================================================================================================================
 I-1     Liberty Mutual Office Building      Dec-96       1990         3         58,184       4.49      100.0%
         4101 Cox Road (Innsbrook)
         Henrico County, VA

 I-2     Aetna Building                      Jun-96       1990         4        100,178       8.7        99.0%
         4101 Cox Road (Innsbrook)
         Henrico County, VA

 I-3     Markel Building (Sale/Leaseback)    Jul-95       1987         4         71,745       6.33      100.0%
         4551 Cox road (Innsbrook)
         Henrico County, VA

 I-4     Mercer Plaza (Sale/Leaseback)       Jul-95       1991         4        124,734       8.55      100.0%
         4600 Cox Road (Innsbrook)
         Henrico County, VA

         Downtown Office Building Sales (for Perspective Only)
 I-5     Old Farm Bureau Building            Oct-96       1963         5        110,532       1.63        0.0%
         200 West Grace Street
         Richmond, VA

 I-6     Intermart Building                  Aug-96       1965        25        208,573       0.34        0.0%
         830 East Main Street
         Richmond, VA

===================================================================================================================
Subject  Main Street Centre Building
         600 East Main Street                   N/A       1987        23        422,309       1.03       92.6%
         Richmond, VA                                                                        Soon Declining to:
                                                                                                         64.5%
===================================================================================================================
         Data Range:                           Low:       1963                   58,184       0.34       0.00%
                                              High:       1991                  208,573       8.70     100.00%
                                              Mean:       1981                  112,324       5.01      66.50%
===================================================================================================================



Comp.                                                  Cash        Sale Price                      Expense        Overall
Sale                                                 Equivalent      Per SF        NOI              Ratio     Capitalization
 No.     Name/Location                               Sale Price        NRA       Per SF    EGIM     (EGI)          Rate
 I-1     Liberty Mutual Office Building              $6,000,000      $103.12     $11.17    6.38     30.9%         10.83%
         4101 Cox Road (Innsbrook)
         Henrico County, VA

 I-2     Aetna Building                             $10,750,000      $107.31     $10.93    6.72     31.6%         10.19%
         4101 Cox Road (Innsbrook)
         Henrico County, VA

 I-3     Markel Building (Sale/Leaseback)            $7,100,000       $98.96      $9.30     N/A       N/A          9.40%
         4551 Cox road (Innsbrook)
         Henrico County, VA

 I-4     Mercer Plaza (Sale/Leaseback)              $12,300,000       $98.61      $9.27     N/A       N/A          9.40%
         4600 Cox Road (Innsbrook)
         Henrico County, VA

         Downtown Office Building Sales (for Perspective Only)
 I-5     Old Farm Bureau Building                    $3,400,000       $30.76        N/A     N/A       N/A            N/A
         200 West Grace Street                       (Intended for renovation for City offices at cost of $7.0M; Includes vacant
         Richmond, VA                                site)

 I-6     Intermart Building                          $3,000,000       $14.38        N/A     N/A       N/A            N/A
         830 East Main Street                        (Now known as One Capitol Square; narrow floor plates; no parking)
         Richmond, VA

====================================================================================================================================
Subject  Main Street Centre Building
         600 East Main Street                               As-is:    $13.63                        35.6%
         Richmond, VA                                  Stabilized:    $10.27             As of FY 2002

====================================================================================================================================
         Data Range:                                 $3,000,000       $14.38      $9.27    6.38     30.9%           9.4%
                                                    $12,300,000      $107.31     $11.17    6.72     31.6%          10.8%
                                                     $7,091,667       $75.52     $10.17    6.55     31.2%          10.0%
====================================================================================================================================

*    Projected from first year of DCF Analysis
NRA  Net Rentable Area
EGI  Effective Gross Income
===============================================================================


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
===============================================================================

     The comparables indicate. sales prices ranging from $98.61 to $107.31 per square foot of net rentable area on a cash equivalent basis. These prices per square foot have been influenced by differences in construction quality, condition of the premises, and character of the tenancy. Nevertheless, it is important to address each property in terms of the conventional sequence of adjustments. Following are those considerations which are relevant to the subject. The first three elements must be considered in advance of applying any other compensating factors to derive value conclusions.

Property Rights Conveyed

     As shown in the summary table, all of the comparables are encumbered by existing leases; therefore, the leased fee estate was conveyed in each case. As such, no adjustments are warranted for differences in property rights conveyed.

Seller Financing/Cash Equivalency

     All of the comparables were sold on the basis of cash to the seller or were considered to be cash equivalent by the seller. Thus, we have made no adjustments to the comparables for seller financing.

Conditions of Sale

     We identified no special motivational conditions concerning most of the comparables; therefore, no adjustments for conditions of sale were made.

Date of Sale

     As shown in the summary table, the transactions occurred between July 1995 and December 1996. During that time period, the Henrico County office market has continued its strengthening trend, though the sold office buildings were already fully occupied. The markets have continued to be strong into 1997. Thus, no date of sale adjustment is necessary.

     The other typical adjustments made for location, size of premises, age, quality and condition of the facility, and the economics of the rent roll, all have a bearing on the analysis. As discussed at the beginning of the analysis, the subject property is a 23 story, downtown office building that will be experiencing a significant loss of tenancy. While It is currently 92.5 percent occupied, that will be declining to 64 percent by November 1998 as Bell Atlantic completes its downsizing. Such a situation is normally difficult but is occurring in a market that has a history of slow absorption at a time when several other major corporate downsizings are also expected to occur within the next two years. Thus, the comparables are very superior to the for many reasons and quantification of each factor separately is extremely difficult.

     It is our opinion that the overall impacts of these many factors can be best quantified through the following analysis. First, the relationship of the net operating income per square foot for the comparables relative to the subject as if stabilized will be compared and the dollar per square foot sales prices of the comparables adjusted to equate them to the subject. Second, the subject's total costs of achieving stabilized occupancy, and other unique income or expense features, will be deducted from the as if stabilized market value estimate to arrive at the subject's market value in as is condition.

     The subject's absorption trends and analysis are developed in both the Market Analysis and Income Capitalization Approach sections of the report. The property is projected to be stabilized

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
================================================================================

in Fiscal Year 2002 of the analysis, and thus this year's net operating income is the starting point for the following table. As shown below, the subject's stabilized net operating income per square foot of net rentable area is compared to the comparables. The percent ratio is multiplied by the comparable's unit price to arrive at an indication of the subject's unit price at stabilization.


  ===========================================================================
                    Price Per Square Foot - At Stabilization

                         Net Income Multiplier Analysis
  ===========================================================================
  No.      Subject    Comparable    Adjustment     Unadjusted       Adjusted

            NOI          NOI              Factor     Unit Price      Price/SF
  ===========================================================================
   1        $10.27          $11.17        0.920        $103.12         $94.82

   2        $10.27          $10.93        0.940        $107.31        $100.84

   3        $10.27           $9.30        1.104         $98.96        $109.30

   4        $10.27           $9.27        1.108         $98.61        $114.73

                                    Median:            $101.04        $105.07

                                     Mean:             $102.00        $108.29

  ===========================================================================


     The two most recent sales, Nos. 1 and 2, were conventional sales of multi-tenant office buildings. Comparable Nos. 3 and 4, by contrast, occurred in mid-1995 and were sale/leasebacks, i.e. single tenant buildings. Thus, Sale Nos. 1 and 2 provide better indications for the subject, and we would expect the subject, at stabilization, to have a unit price within the same range, or say $95 to $101 per square foot.

     From this indication of stabilized market value, we have deducted all the costs necessary to achieve stabilize occupancy. These include the rents lost during lease-up, free rent concessions, tenant improvement costs, and leasing commissions. The time period for which we have aggregated these costs is for the fiscal year beginning July 1, 1997 through fiscal year 2001, though free rent rolls into fiscal year 2002.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
===============================================================================


  ============================================================================
                   Adjustments - Stabilized to As-is Condition
  ============================================================================
                                                   Low          High
  ============================================================================
  Per SF, As If Stabilized                           $95.00         $101.00

  Total                                         $40,119,355     $42,653,209
  LESS:
  TIs during Lease-Up (thru 2001)                $2,878,595
  Commissions (thru 2001)                        $1,224,728
  Lost Rents During Lease-Up (thru 2001)         $4,200,000
  Rent Abatements (thru 2002)                    $2,890,961
                                                 --------------------------

  Total Costs to Achieve Stabilization          $11,194,284     $11,194,284
  Implied Market Value, As Is Condition         $28,925,071     $31,458,925
                 Rounded To:                    $28,900,000     $31,500,000
                 Per SF:                             $68.43          $74.59

  ============================================================================


     As shown, the resulting as-is condition market value estimates are between $28,900,000 and $31,500,000, or $68.43 and $74.59 per rentable square foot. The effective date of the estimate is July 1, 1997. As the comparable data is less than ideal for this analysis, we recognize that there are limitations inherent in these results. Nonetheless, the range of values are believed to be representative of the market's expectations relative to the subject.

===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Methodology

     The Income Capitalization Approach is a method of converting the anticipated economic benefits of owning property into a value estimate through capitalization. The principle of "anticipation" underlies this approach in that investors recognize the relationship between an asset's income and its value. In order to value the anticipated economic benefits of a particular property, potential income and expenses must be estimated, and the most appropriate capitalization method must be selected.

     The two most common methods of converting net income into value are direct capitalization and discounted cash flow analysis. In direct capitalization, net operating income is divided by an overall rate extracted from market sales to indicate a value. In the discounted cash flow method, anticipated future net income streams and a reversionary value are discounted to an estimate of net present value at a chosen yield rate (internal rate of return).

     In our opinion the discounted cash flow method is appropriate. The discounted cash flow analysis is generally thought to be the best method for evaluating income producing properties purchased for investment. Forecasted future patterns of income and expenses are modeled to reflect perceived investor expectations.

Potential Gross Income

     Generally, Richmond office tenants pay fixed gross rent on a rentable area basis which is consistent with space measurement standards for buildings. of similar vintage. Some buildings also require the tenant to pay for any increases in operating expenses and real estate taxes above stipulated base year amounts, while others do not pass through all of the increases. The Main Street Centre building is one of those.

Existing Leases

     Main Street Centre is currently 92.5 percent occupied by 17 tenants. The property contains 422,309 rentable square feet in total and 37,070 square feet which is vacant and available for lease. The building is predominantly office space, with some quasi retail uses on the first and second floors. There is direct street level access to the second floor because the building is constructed on grade. However, the demand for retail space in office buildings is very meager in the downtown Richmond market and first floor leases often mirror office terms and conditions. The average contract rent is $21.60 per square foot of occupied area.

     All of the leases have annual escalations, most around 2.5 to 3.0 percent. Expense stops are all quoted as base year amounts. Many of the spaces have renewal options, with the renewal rate being at market rents. None of the renewal terms are sufficiently low to entice a tenant to stay, so normal renewal probabilities have been applied to all tenants at the end of their terms.

     While the occupancy is currently high, Bell Atlantic has signed a lease amendment that takes effect at the end of its lease term in November 1998. The agreement downsizes Bell Atlantic to 80,456 square feet on the third through seventh floors for seven years at a rent of $20.56 per square foot, compared to a current contract rent of $20.37 per square foot. This renewal in effect reduces Bell Atlantic's occupancy by 118,217 square feet. The lease includes

================================================================================

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                                                                   WAKEFIELD (R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

three months of free rent but no tenant improvement allowance. Bell Atlantic is still considered to be a good quality credit within the context of its rated status and guaranteed rents.

     Nations Bank is the building's other major tenant. They currently lease 82,394 square feet, or 19.5 percent of the total net rentable area. Their current lease rate is $26.03 per square foot, a rate that is substantially above the building's current asking rent of $17.00 to 18.00 per square foot. NationsBank is subleasing some of its space and the likelihood of renewal is unknown.

     The balance of the building is occupied by a mixture of law firms, GSA tenants, financial services and private firms. The credit quality for the minor tenants ranges from average to good within the context of their mostly unrated status.

Lease Expirations

     We also considered the current tenant expiration dates in our analysis. The timing of lease expirations is an important element and a prospective buyer of the property would attempt to assess the risk relative to upcoming turnover. For example, a large lease expiring in the near future would indicate the possibility of a significant drop in income and consequently a higher risk factor might be appropriate.

     The following chart summarizes the property's annual lease expirations, including the space that Bell Atlantic is giving up. If all of their space was included, the fiscal year 1999 would be 80,000 square feet higher. Nonetheless, the risk associated with lease expirations in the subject property is high during the early years of the holding period, due primarily to the expirations associated with Bell Atlantic and NationsBank (FY 2000).

======================================================================
                       Lease Expiration Schedule - Revised
======================================================================
                   Number of           Total            Percent of
      Fiscal         Tenants        Expirations          Total Net
      Year          Expiring      (Square Feet)       Rentable Area
======================================================================
      1998                1               1,957                0.46%
      1999               12             145,319               34.41%
      2000               10             112,920               26.74%
      2001                1              16,425                3.89%
      2002                0                   0                0.00%
      2003                9              41,342                9.79%
      2004               12             104,859               24.83%
      2005                8              68,613               16.25%
      2006                8             103,551               24.52%
      2007                6              82,394               19.51%
      2008                1              16,425                3.89%
      2009                5              20,555                4.87%
      2010               14             120,957               28.64%
      2011                6              24,521                5,81%
                          -              ------                ----
 Annual Average           7              61,417               14.54%
======================================================================


================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

     Thus, within the first three years of the valuation date, almost 63 percent of the total net rentable area is at risk, and 26 percent (Bell Atlantic) will definitely be returned to the owners as vacant space. Based on a typical lease term in the market of five years, 20 percent annual turnover is considered within the range of normalcy, however. Additionally, the mix of lease terms at the property is reflective of current market conditions and presents no other unusual rollover risk.

     Based upon the lease expiration schedule, we have forecasted a ten year investment holding period. The 11th year is estimated to be the reversionary year. As can be seen from the fiscal year schedule, the 11th calendar year will experience a moderate number of lease expirations as a percentage of total building area and, for analysis purposes, is considered a stabilized reversionary year (please refer to the fiscal year cash flows).

Market Rental Rate

     Market rent for the office space within the property has been estimated by analyzing comparable leases at similar buildings in the downtown office market as well as recent leases at the subject.

Recent Leases At Main Street Centre

     There has been very little leasing at the property over the last few years. There were no leases executed in 1995, only one in 1996, and none to date in 1997. The 1996 lease was with the federal government and is structured to reflect constant rent over the term. Accordingly, it is not considered an adequate indication of the market potential for the subject. The Bell Atlantic renewal that becomes effective in late 1998 is not considered a market transaction because Bell Atlantic is selling the building and the terms of the lease may have been influenced as part of the overall negotiations. Thus, no data as to the property's market potential is available from its leasing activity.

Comparable Building Leases

     The table in the Market Analysis section that shows the micro-market overview of asking rents at the better buildings in the competing markets is repeated in the following table. The data demonstrates the wide range of asking rentals rates in the subject's submarket. As will be shown through an examination of actual leases, terms often are very different from the askings.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================


=============================================================================================================================
                               Micro Market Survey
                                Downtown Richmond
=============================================================================================================================
                                                 .      Year     Bldg.       Size            %     Availiable   Asking
 NO.        Building               Address             Blt/Renv  Class       Sq.Ft       Occupanc    Sq.Ft     Rate/Sq.Ft.
=============================================================================================================================
     Class A Buildings:
 1   Crestar Building            919 E. Main St.          1984   A           450,000      100.0%         0   $   19.00
 2   Federal Reserve Bldg        701 E. Byrd St.          1978   A           700,000      100.0%         0   $   17.00
 3   Main Street Centre          600 E. Main St.          1987   A-          422,309       92.5%    31,597   $17.00 - $18.00
 4   One James Center            901 E. Cary St.          1985   A           424,514       96.8%    13,425   $   21.00
 5   Riverfront Plaza            901 & 951 E. Byrd        1990   A           899,727       96.8%    28,525   $   21.50
 6   Two James Center            1021 E. Cary St.         1987   A           334,000      100.0%         0   $   21.00
 7   Three James Center          1051 E. Cary St.         1988   A           233,000       67.8%    75,000   $   19.00
 8   Eighth & Main Building      707 E. Main St.          1975   A-          323,937       71.9%    91,052   $15.50 - $17.00
 9   Nations Bank Center         1111 E. Main St.         1974   B+          545,316       93.0%    38,000   $   15.00
10   600 East Broad Street       600 E. Broad St.         1982   B           213,266      100.0%         0   $   15.00
11   One Capital Square          830 E. Main St.       1967/89   B           207,699        8.0%   191,083   $   13.00
12   One Franklin Square         411 E. Franklin St.      1988   B           133,910       95.3%     6,309   $   15.50
-----------------------------------------------------------------------------------------------------------------------------
     Totals:                                                               4,887,678       90.3%   474,991    Range:
                                                                             Vacancy:       9.7%             $13.00 -$21.501
-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================



     Interviews with brokers active in the area indicated that a review of actual leases is necessary to establish a better picture of the market. The building indicated as being somewhat inferior to the Class A buildings such as Riverfront Plaza and James Center, though somewhat superior to the 8th and Main Building. Thus, it is expected to achieve rents within the range identified for these other properties.

     Accordingly, the comparable rental table on the facing page presents actual leases at buildings in close proximity to the subject. They show a wide range of rental rates.

     Actual lease rates in the comparables reflect a range between $10.75 and $17.50 per square foot, full service. The highest rate was found at Riverfront Plaza, one of downtown's premiere buildings. The deal included annual escalations, base year expense stops, and $23.00 per square foot in tenant improvements. By contrast, the low $10.75 rate was at One Capital Square, formerly the Intermart Building, a renovated but long time vacant building that is still 90 percent vacant. Brokers in the market indicate the lease was low due to the owner's need to gain tenancy. The lease will be considered further in the analysis.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Income Capitalization Approach
================================================================================

     Among the Class A buildings, the comparables show lease rates between $16.00 and $17.50 per square foot, all on five year terms with annual escalations of 3.0 to 4.0 percent. Two included passthroughs of operating expenses over a base year. The tenant improvements for the two higher rents were at $22.00 and $23.00 per square foot, while the $16.50 per square foot range included only a $7.50 per square foot improvement allowance. This analysis suggests a direct correlation between allowances and rental rates. Other leasing concessions were not available.

     Among the Class A-/B+ and Class B buildings, the rates varied widely between $11.00 and $16.50 per square foot, with average trend being at the $14.00 to $15.00 per square foot level.- The one $17.00 per square foot rate shown in this sample is still under negotiation and is presented only for the purpose of showing the range of terms available in the market. Most of the leases included annual escalators of 3.0 percent, with lease terms between three and ten years. It is notable that only one of the leases in the Class B buildings included full passthroughs of operating expenses. The majority had no passthroughs at all. Tenant improvement allowances were split between the $6.00 to $8.00 per square foot range and another group over $20.00 per square foot. The average lease term, excluding the two year term and the One Capital Square lease, was five years. Several leases included free rent concessions that generally corresponded to one month per lease year.

     The Class C lease comparables were included as additional perspective on the market and reinforce the range of rents typical for downtown buildings. They will not be considered further.

     As indicated earlier, the Riverfront Plaza and James Center buildings are somewhat superior to the subject. Their lease rates are in the $16.00 to $17.50 per square foot range, include base year expense stops and annual escalators. Regarding concessions, the improvement allowances were high and free rent information was not available. These leases provide the upper range of possible rents for the Main Street Centre building.

     The comparables from the A-/B+ building, which is considered only slightly inferior to the subject, are between $14.25 and $17.00 per square foot, with base year stops, annual escalations of two percent, $18.00 to $27.00 per square foot in tenant improvement allowances on shell condition space, and about one month of free rent per year of lease term.

     Based on the foregoing review of the comparable rental data, and explicitly recognizing that some leasing is done at less than the 'best" rates, it is our opinion that the following parameters would be representative of a market lease for the subject property, as of the effective date of appraisal:

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Income Capitalization Approach
================================================================================


============================================================================
                      Office, Market Rental Rate Parameters
============================================================================
    Base Rent, Effective
      Low End (Lower Floors)        $15.00/SF, Full Service
      Upper End (Higher Floors)     $16.00/SF, Full Service
    Free Rent                       One Month per Lease Year, or 6 months,
                                    declining to 3 months in second term and
                                    zero after market stabilization
    Months vacant                   12 months for 3 years, declining to 9 months
                                    for 2 years, and stabilizing at 6 months.
                                    After renewal probabilities, this equates to
                                    5 months, 4, months, and 2 months,
                                    respectively.
   Expense Recoveries               Over Base Year Stop
   Annual Escalations               2.5% fixed
   Term                             Mix of 3 to 10 years; average 6 years
   Office Tls per SF
      New Tenants                   $12.50 (2nd Generation Space)
      Renewal Tenants               $6.00
============================================================================


Assumptions Regarding Existing and Proposed Leases

     Our analysis specifically assumes that all of the existing tenants will remain in the property and continue to pay rent under the terms of their leases. Information provided by management indicates that none of the tenants are currently in default. The tenant base appears to be stable and management has indicated that defaults are not anticipated.

     The most notable change in tenancy relates to Bell Atlantic. It has signed a lease amendment that takes effect at the end of its lease term in November 1998. The agreement downsizes Bell Atlantic to 80,456 square feet on the third through seventh floors for seven years at a rent of $20.56 per square foot, compared to a current contract rent of $20.37 per square foot. This renewal in effect reduces Bell Atlantic's occupancy by 118,217 square feet. The lease includes three months of free rent but no tenant improvement allowance. Bell Atlantic is still considered to be a good quality credit within the context of its rated status and guaranteed rents.

     NationsBank is the building's other major tenant. They currently lease 82,394 square feet, or 19.5 percent of the total net rentable area. Their current lease rate is $26.03 per square foot, a rate that is substantially above the building's current asking rent of $17.00 to 18.00 per square foot. NationsBank is subleasing some of its space and the likelihood of renewal is unknown.

     With regard to lease expirations, we have projected that 60 percent of tenants will rollover (sign a new lease) and approximately 40 percent will turnover (allow their lease to expire and vacate the property) upon expiration of their primary lease term. This assumption is based in large part on management's knowledge and expertise in the Richmond market. This assumption appears to be supported by the market and can be achieved over a long term holding period.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Income Capitalization Approach
================================================================================

     Typical office leases are three to ten years in duration. We have assumed six year average terms. Vacancy between leases includes the period of actual downtime and the construction period to build-out tenant spaces. The estimates are shown in the preceding table.

Office Market Rent Forecast

     As shown in the Market Analysis section, asking rental rates in the downtown submarket have been relatively static over the last four years. As for growth in rental rates over time (beyond the Year One starting rental rates), it is our opinion that the downtown market will continue to be relatively static while the projected increase in vacancies due to downsizings is absorbed. Based on our analysis of absorption trends, rates are projected to be level through 1998, then increase with the general inflation rate, or 3.5 percent annually.

     Obviously, the timing and the amount of rent growth is somewhat speculative and subjective on our part; however, we have attempted to measure the effects of future occupancy changes in the market. Again, while not verifiable directly from the market, our projected future market rent schedule attempts to recognize knowledgeable investors' long-term growth expectations and is further supported by the Cushman & Wakefield Investor Survey included in the Addenda. Our growth assumptions produce a 2.85 percent annual compound growth factor for the years in the analysis.

Parking Income

     The property includes four levels of below grade parking in the building (299 spaces, predominantly monthly). The garage is under an annually renewing management contract with Virginia Parking Systems. The management agreement includes base fees to the ownership of $240,000 annually plus percentage rents based on net receipts over certain minimums. The average total parking income over the last three years, including the minimum rental payment, is $270,143. The 1997 budget estimate for parking receipts reflects only the minimum rent of $240,000. For the first four months of the year, the parking receipts are tracking an annual pace of about $264,000.

     Given the tightness of parking availability downtown, and the lack of current new construction for parking garages, all balanced against the ease of entry for new parking operators, we do not expect parking rates to change as much as inflation over an extended period of time. Nonetheless, as occupancies improve in the downtown office buildings, the need for additional parking will increase, and it is likely that either new space will be created putting downward pressure on rates based on supply, or monthly rates will go up. Thus, making projections about parking revenues is difficult. Based on the available data, we stabilized the average annual receipts at $260,000 and escalated them at 2.5 percent annually.

Miscellaneous Income

     Sources of miscellaneous income for the property include late charges, interest on security deposits and other income from additional services to the tenants. Data on these sources was not separately identified in the cash flow statement provided. As some such income is typical for an office building of this size, we projected a nominal $4,000 in year one, or about $0.01 per square foot. It is projected to grow at a nominal two percent annually.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Income Capitalization Approach
================================================================================


     The subject also has two tenants repaying loans, Bell Atlantic and Durrette, Irvin, Lemons & Fenderson, P.C. The Bell Atlantic loan is for above standard tenant improvements and is coterminous with the lease terms. It has monthly payments of $23,303.41. The tenant is expected to pay to loan in full. Due to the strong creditworthiness of the tenant, no incremental risk is associated with this loan, and the payments are included in the cash flows as a source of other income.

     By contrast, the loan to Durrette, Irvin was granted as part of a lease restructuring and an effort by the tenant to reduce its monthly rental payments. The loan included an original principal balance of $204,682, quarterly payments of $6,228.09, a 15 year amortization schedule, and a revised interest rate of 9.0 percent. The tenant has the right to pay off the loan in full prior to lease expiration at March 31, 1999, but that the loan is due at that time. Management has indicated that the principal balance is projected to be $153,000 at maturity. However, due to the history of negotiations with the tenant, management is expressed concern over the level of risk associated with this loan. Accordingly, we have concluded that a prospective investor would either not attribute value to this loan or would discount it heavily. We have excluded its repayment in our analysis.

Reimbursable Expenses (Escalations)

     Tenants are responsible for their pro-rata share of real estate taxes and operating expenses when they exceed the level incurred during the first full year of their occupancy. The majority of current leases in the subject property include an operating expense escalation, which calculation may be summarized as follows:

      Billing Year Operating Expenses
      Less: Base Year Operating Expenses
      Equals: Increase in Operating Expenses
      Multiplied by: Tenant's Pro Rata Share

     We have assumed that future leases in the subject property will be on a full service basis. Tenants will be responsible for a) real estate tax increase over the base calendar year amount; and b) operating expense escalation.

Vacancy and Collection Loss

     Our cash flow projection assumes a tenant vacancy of 12 upon each lease expiration set against our probability of renewal estimated at 60 percent, in addition to a global credit loss provision applied to the gross rental income. The global credit loss provision is applied to all tenants. Our estimated global credit loss provision applied to the gross rental income is estimated at 2.0 percent throughout the holding period.

     As of the date of appraisal, the subject property is 92.5 percent occupied, which equates to a 7.5 percent vacancy factor. Near term expirations are high relative to markets with five to ten year lease terms due to the expiration and downsizing of Bell Atlantic and the expiration of NationsBank. As previously discussed, the average vacancy level in the subject's submarket is 17 percent, with Class A buildings being six percent vacant and Class B buildings 21 percent

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                                    -47-


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Income Capitalization Approach
================================================================================

vacant. From a micro-market perspective, we surveyed 4.9 million square feet of Class A and B office buildings that compete with the subject. The reported occupancy levels of these buildings ranged from eight to 100 percent, with the weighted average occupancy being 90 percent. These statistics indicate that the buildings contained in our micro-market survey are performing at a level generally superior to the submarket as a whole. Overall, we concluded stabilization for a building like the subject, in this market, should be in the mid to low 90 percentile.

     Absorption projections for the downtown Richmond market were developed and discussed in the Market Analysis section of the report. As concluded there, we are projecting moderate net absorption for the next 12 to 24 months due to the return of 300,000 to 400,000 square feet of space from competing Class A and B buildings, including Bell Atlantic's return of 118,000 square feet at the subject. The recent trends suggest a 2.4 year absorption period, including the upcoming vacancies, and we have applied a
2.5 year absorption to the property. A detailed schedule of the lease up by suite at the property is shown on the facing page.

     Our projections for tenant retention and re-leasing once existing and future leases expire are explained as follows. For the typical tenants we projected an approximate 12 month vacancy period at the expiration of every lease and used an average lease term of six years. After application of a 60 percent renewal probability, this vacancy period equates to a 6.5 percent vacancy factor and a 93.5 percent occupancy level (five months divided by 77 months including the months vacant).

     The average physical (rollover/turnover) occupancy level for the property over the projection period is 92.9 percent. This equates to an average vacancy factor of 7.1 percent and is consistent with our estimates as discussed above. Due to the Bell Atlantic departure in November 1998 and the NationsBank expiration in May 2000, stabilized and paying occupancy at the property is not reached until about May 2001, making the first full year of stabilized occupancy Fiscal Year 2002.

Operating Expenses

     We have analyzed the reported operating expenses for 1994, 1995, 1996 and budgeted expenses for 1997. We forecasted the property's operating expenses after reviewing operating expenses of similar buildings and after consulting local building managers and agents, including Cushman & Wakefield property management personnel, etc. We also examined industry norms as reported by the BOMA Experience Exchange Report published by the Building Owners and Managers Association International, a nationally recognized publication. Based on our research, one would expect operating expenses for a building similar to the subject to be at or near $6.00 to $6.50 per square foot.

     On the next facing page is the income and expense analysis for the property. The following analysis attempts to utilize the subject's historical operating expense data supported by the comparable expense data.

     Following are the projected operating, recoverable and non-recoverable expenses we have used in our cash flow analysis. We have analyzed each item of expense individually and attempted to project what the typical informed investor would consider reasonable. Although

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Income Capitalization Approach
================================================================================

every expense category is addressed herein, only those requiring explanation of variations will be discussed in great detail.

     The forecast of projected growth rates in all categories of expense reflect typical investor expectations as noted in the Cushman & Wakefield Investor Survey, which has been placed in the Addenda of this report. Except where noted, our projected growth rates for the various types of expense categories generally do not attempt to reflect growth rates for any individual year, but rather the long term trend over the period of analysis. Based on the historical CPI trends, we concluded that our selected growth rate of 3.5 percent would fairly reflect an overall inflationary rate over the long term.

Variable Operating Expenses

     Utilities

     Utility expenses consist of electricity and water and sewer charges. The total utilities cost has fluctuated from a low of $1.45 in 1996 to a high of $1.66 in the 1997 budget. The 1995 actual was $1.64 per square foot. The BOMA experience report shows utility costs in the Richmond market in the $1.88 to $1.97 per square foot level, and $1.59 to $1.61 per square foot for similarly aged buildings. We have stabilized utility costs at a level consistent with the 1997 budget.

     Janitorial Services

     Janitorial services include the costs for outside vendors who provide janitorial services to the tenant suites and common areas. The market for such services is currently $0.70 to $0.85 per square foot in downtown Richmond. We stabilized the 1997 janitorial services expenses at $0.85 per square foot of occupied area. This is consistent with the BOMA experience data for Richmond and equates to $0.81 per square foot at the current occupancy level.

     Repairs and Maintenance

     Repairs and maintenance expenses include everyday supply items as well as HVAC, electric, plumbing and roof repairs, touch-up areas, etc. The expense has fluctuated between a 1995 low of $0.65 per square foot to a high of $0.90 in the 1997 budget. The average over the last three years (including the 1997 budget) is $0.77 per square foot. We stabilized the 1997 maintenance expenses at $0.80 per square foot. This is below the owner's 1997 budget estimate but is consistent with the trend in similarly aged and operated properties.

     Contract Services

     Contract services include the costs for outside vendors who service the elevators and HVAC system, provide security, trash removal and related items. This expense has grown slightly over the last three years, from $1.14 in 1995 to $1.18 in 1996 and $1.29 in the 1997 budget. The BOMA experience data shows contract services at $0.89 to $1.02 per square foot. As this expense category will reflect fluctuations over time, we stabilized the 1997 contract services expense at a level consistent with the property's more recent experience, or $1.30 per square foot.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Income Capitalization Approach
================================================================================

     Administrative and Other Operating Expenses

     This fee includes recoverable administrative costs for rent collection, property supervision, and budget preparation, as well as miscellaneous items such as accounting and general office expenses (less the management fee). The expense has been stable at $0.13 to $0.18 per square foot. Based on data from comparable properties, we stabilized the 1997 cost at $0.19 per square foot.

     Non-Recoverable Administrative Expenses

     This expense category typically covers miscellaneous non-recoverable expense items such as legal and advertising expenses at levels of $0.09 to $0.20 per square foot. In the Richmond market, considerable promotional activities are necessary to maintain occupancy and these expenditures are not reimbursed. This expense at comparable properties has been as high as $0.28 per square foot in 1996. Based on our experience with other such properties, we stabilized the 1997 cost at $0.25 per square foot.

     Management Fees

     This fee includes rent collection, property supervision, and budget preparation. The current management agreement includes a fee of 1.5 percent of effective gross income. The BOMA experience report for Richmond shows management fees at 3.5 percent for the three contributing buildings. In conversations with local real estate professionals, we have determined the management fees for multi-tenant buildings are most commonly at the 3.0 to 4.0 percent level. We have modeled the management fee at 3.5 percent of effective gross income.

Fixed Operating Expenses

     Real Estate Taxes

     We discussed real estate taxes in a prior section. We used the current tax amount and tax rate for 1997, and have it growing at 3.5 percent annually thereafter in the future to keep pace with overall property value increases in the market.

     Insurance

     This expense increased from $0.16 per square foot in 1995/96 to $0.17 per square foot in the 1997 budget. BOMA experience data shows insurance at $0.13 per square foot in the Richmond downtown market. We stabilized the 1997 cost consistent with the 1997 budget.

Other Expenses

     Other operating expenses include Tenant Improvements, Leasing Commissions and Reserves for Replacements. The probability of incurring future leasing commissions and tenant improvements/finish is based on the following:

     o 40 percent probability of turnover (an existing tenant vacates a space and the space is released to a new tenant) and 60 percent probability of rollover (an existing tenant relets his space).

     Tenant Improvements/Finish - As previously noted, we have forecasted a tenant finish allowance of $12.50 per square foot for new tenants in second generation space, and

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Income Capitalization Approach
================================================================================

     $6.00 per square foot for renewals. Therefore, upon the expiration of all leases, a weighted tenant improvements allowances is applied to tenants upon expiration. The following table shows an example of the calculation for second generation space.


==============================================================================================
                                                  Tenant                   Proportionate
                        Probability          Improvements                     Share of
                                                  (SF)               Improvements/Finish (SF)
==============================================================================================
      2nd Generation Tenants

        Rollover           60%         x           $6.00                        $3.60

        Turnover           40%         x          $12.50                        $5.00

        Weighted Average Tls Upon Lease Expiration                              $8.60
==============================================================================================


     Tenant improvements/finish costs are projected to increase at the rate of
     3.5 percent per year through the projection period.

     Leasing Commissions - For the period under analysis, average leasing commissions for all new leases are estimated to be 6.00 percent and 2.0 percent for renewals. The new lease commission rate reflects the fact that a landlord will typically be charged a commission of 3.0 to 4.0 percent by the tenant's agent and 2.0 to 3.0 percent by the landlord's agent. Upon renewal, landlords resist paying leasing commissions but typically pay a portion of the full commission rate or a partial fee to the management company for its assistance in working with the tenant. Application of the renewal probabilities results in the following weighted average commission rate:


==============================================================================================
                 Leasing Commission Projections for Expirations
==============================================================================================
                                                      Leasing                   Proportionate
                           Probability             Commissions                     Share of
                                                                                Commissions
==============================================================================================
        Small Tenants

        Turnover              40%          x           6.00%                        2.40%

        Rollover              60%          x           2.00%                        1.20%
        Weighted Average Commissions                                                3.60%
           Upon Lease Expiration
==============================================================================================



     These weighted average commissions are applied to all expiring space and are not passed through to tenants.

     Capital Replacements/Reserves - Reserves for replacements should be (though as a practical matter, they may not be) set aside to accumulate an amount sufficient to replace and/or repair certain major building components, i.e., roof, HVAC system, etc. during the period under analysis. Based on our inspection and conversations with the property manager, the subject property appears to be in good condition overall. We have estimated capital reserves of $0.15 per net rentable square foot for 1997, increasing by 3.5 percent per year throughout our analysis.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Income Capitalization Approach
================================================================================

     Our projected expenses are predicated on the assumption that the property will be prudently managed, while maintaining the improvements at a competitive level to preserve value. The preceding cumulative annual operating expense estimate for fiscal year 1997/98 equates to $3,174,992 ($7.52 per square foot of net rentable area), excluding capital replacements, tenant alterations and leasing commissions. This projection is up about $0.62 per square foot from the 1997 budget estimate due primarily to the increase in management fees (1.5 percent up to 3.5 percent), and increased janitorial services.

     The expense growth rates incorporated in our projections result in a 2.9 percent annual compound growth rate over the holding period. The only expenses that grow at a rate less than 3.5 percent annually are janitorial and management fees. Janitorial and utility expenses are tied to occupancy, which is projected to decline from its current level and then improve over the holding period. Management fees are tied to revenues, which are projected to decline over the near term.

Discounted Cash Flow Analysis

     In the discounted cash flow analysis, we employed the PRO-JECT+ plus software which allowed us to simulate the operating characteristics of the property and to make a variety of operating assumptions. We attempted to reflect the most likely investment assumptions of typical buyers and sellers in this particular market segment.

Discounted Cash Flow Assumptions

     We used the following figures and assumptions in the computer model.

     Years in Forecast:                    15

     Holding Period:                       10

     Starting Date:                        July 1, 1997

     Market Rental Rate (Year 1)
             Floors 1-12:                  $15.00/SF
             Floors 14-24:                 $16.00/SF

     Annual Escalations:                   2.5%

     Miscellaneous Income:                 $4,000 per annum

     Parking Income                        $260,000 per annum, growing at 2.5%
                                           annually

     Growth in Market Rental Rate:         0% per annum for two years, 3.5%
                                           thereafter

     Expense and Tax Pass-Throughs:        Gross leases - tenants pay pro-rata
                                           share of real estate tax and
                                           operating cost increases over a lease
                                           year base

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Income Capitalization Approach
================================================================================

     Expense Growth Rate:                  1.75% at the end of 1997, 3.5%
                                           thereafter

     Consumer Price Index:                 3.5% per annum

     Free Rent (All leases)                6 months for four years, 3 months for
                                           three years, none thereafter

     Lease Term (Typical)                  6 years

     Renewal Probability:                  60%

     Tenant Improvements - New Leases      $12.50/SF

     Tenant Improvements -
       Renewing Leases                     $6.00/SF


     Leasing Commissions:
           New Leases                      6.0%
           Renewal Leases                  3.0%
           Weighted Avera                  4.2%

     Vacancy Between Leases:               12 months (prior to renewal
                                           probability of 60%; effective vacancy
                                           is 5 months for the first renewal, 4
                                           months thereafter

     Credit Loss:                          2.0% (average; applies to all
                                           tenants).

     Reversion Year:                       2008 (11th fiscal year).

     Reversion Cap Rate:                   10.5% (applied to net operating
                                           income).

     Reversion Selling Expenses:           3.0% (includes brokerage, legal fees
                                           and estimated transfer taxes).

     Discount Rate (IRR):                  12.0% (see Discount Rate Analysis).

Cash Flow Projection

     On the following page is our eleven year cash flow projection which includes our ten year holding period and 11th year reversion. The cash flow reflects the results of the PRO-JECT+ plus projection. Assumptions from the model are included in the Addenda.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      Main Street Centre
                                                 Discounted Cash Flow Analysis

==============================================================================================================
Fiscal Year End June 30:               1998           1999            2000            2001            2002
==============================================================================================================
Income
 Base Rental Income                 $8,463,040      $6,934,439      $6,431,983      $6,023,944      $7,502,732
 Expense Recoveries                    $96,476         $79,588         $79,127        $140,181        $246,195
                                       -------         -------         -------        --------        --------
Gross Rental Income                 $8,559,516      $7,014,027      $6,511,110      $6,164,125      $7,748,927

 Parking Income                       $263,250        $269,831        $276,577        $283,491        $290,579
 Antenna & Other Income               $283,681        $120,638          $4,203          $4,287          $4,373
 Less:  Credit & Collection Loss      (176,783)       (142,611)       (130,222)       (123,282)       (154,978)
Effective Gross Income              $8,929,664      $7,261,885      $6,661,668      $6,328,621      $7,888,901
                                    ----------      ----------      ----------      ----------      ----------
Expenses
 Utilities                            $706,125        $724,714        $750,079        $776,332        $803,504
 Janitorial                           $342,297        $326,639        $324,449        $373,390        $407,399
 Repairs & Maintenance                $340,958        $349,934        $362,181        $374,858        $387,978
 Contract Services                    $553,804        $568,383        $588,277        $608,866        $630,177
 Administrative                        $80,902         $83,032         $85,938         $88,945         $92,059
 Non-Recoverable Admin                $106,524        $109,328        $113,155        $117,115        $121,214
 Management Fee                       $312,538        $254,166        $233,159        $221,502        $276,112
                                      --------        --------        --------        --------        --------
             Variable Expenses      $2,443,148      $2,416,196      $2,457,238      $2,561,008      $2,718,443

 Real Estate Taxes                    $661,534        $678,950        $702,713        $727,308        $752,764
 Insurance                             $70,310         $72,161         $74,686         $77,300         $80,006
                                       -------         -------         -------         -------         -------
             Fixed Expenses           $731,844        $751,111        $777,399        $804,608        $832,770

TOTAL EXPENSES                      $3,174,992     $31,167,307      $3,234,637      $3,365,616      $3,551,213
                                    ----------     -----------      ----------      ----------      ----------

Net Operating Income                $5,754,672      $4,094,578      $3,427,031      $2,963,005      $4,337,688

 Capital Reserves                       63,346          64,455          66,711          69,046          71,462
 Tenant Improvements                   373,991         550,872       1,181,392         772,340         159,353
 Leasing Commissions                   138,283         235,334         507,164         343,947          75,111
                                    --------------------------------------------------------------------------

Cash Flow                           $5,179,052      $3,243,917      $1,671,764      $1,777,672      $4,031,762

===============================================================================================================================
Fiscal Year End June 30:                  2003            2004            2005            2006            2007            2008
===============================================================================================================================
Income
 Base Rental Income                 $7,510,154      $6,949,449      $7,568,998      $7,316,475      $7,824,187      $8,654,620
 Expense Recoveries                   $316,204        $345,707        $396,014        $325,351        $256,005        $341,850
                                      --------        --------        --------        --------        --------        --------

Gross Rental Income                 $7,826,358      $7,295,156      $7,965,012      $7,641,826      $8,080,192      $8,996,470

 Parking Income                       $297,843        $305,289        $312,922        $320,745        $328,763        $336,982
 Antenna & Other Income                 $4,460          $4,550          $4,641          $4,734          $4,828          $4,925
 Less:  Credit & Collection Loss      (156,527)       (145,903)       (159,300)       (152,836)       (161,604)       (179,929)
                                      --------        --------        --------        --------        --------        --------
Effective Gross Income              $7,972,134      $7,459,092      $8,123,275      $7,814,469      $8,252,179      $9,158,448

Expenses
 Utilities                            $831,626        $860,733        $890,859        $922,039        $954,310        $987,711
 Janitorial                           $412,801        $414,655        $424,665        $433,429        $456,444        $495,696
 Repairs & Maintenance                $401,557        $415,611        $430,158        $445,213        $460,795        $476,923
 Contract Services                    $652,233        $675,061        $698,688        $723,142        $748,452        $774,648
 Administrative                        $95,281         $98,615        $102,067        $105,639        $109,337        $113,163
 Non-Recoverable Admin                $125,457        $129,848        $134,392        $139,096        $143,965        $149,003
 Management Fee                       $279,025        $261,068        $284,314        $273,506        $288,826        $320,546
                                      --------        --------        --------        --------        --------        --------
             Variable Expenses      $2,797,980      $2,855,591      $2,965,143      $3,042,064      $3,162,129      $3,317,690

 Real Estate Taxes                    $779,110        $806,379        $834,602        $863,813        $894,047        $925,338
 Insurance                             $82,806         $85,704         $88,704         $91,809         $95,022         $98,348
                                       -------         -------         -------         -------         -------         -------
             Fixed Expenses           $861,916        $892,083        $923,306        $955,622        $989,069      $1,023,686

TOTAL EXPENSES                      $3,659,896      $3,747,674      $3,888,449      $3,997,686      $4,151,198      $4,341,376
                                    ----------      ----------      ----------      ----------      ----------      ----------

Net Operating Income                $4,312,238      $3,711,418      $4,234,826      $3,816,783      $4,100,981      $4,817,072

 Capital Reserves                       73,963          76,552          79,232          82,005          84,875          87,845
 Tenant Improvements                   213,626       1,266,128         321,418       1,174,181       1,563,517         202,741
 Leasing Commissions                   100,692         585,870         155,990         554,494         747,890          99,455
                                    ------------------------------------------------------------------------------------------

Cash Flow                           $3,923,957      $1,782,868      $3,678,186      $2,006,103      $1,704,699      $4,427,031



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Income Capitalization Approach
================================================================================

Terminal Capitalization Rate Selection

     We derived the terminal capitalization rate from an analysis of the actual market sales in the Sales Comparison Approach and information noted in the real estate investment market. The capitalization rate or cap rate is computed by dividing net operating income by the sales price. The market derived overall capitalization rates from the comparable sales are as follows:

                    =================================================
                            Summary of Capitalization Rates
                    =================================================
                     Sale            Capitalization        Occupancy
                      No.                Rate                %
                    =================================================
                      1                   10.8%            100.0%
                      2                   10.2%             99.0%
                      3                    9.4%            100.0%
                      4                    9.4%            100.0%
                   ==================================================

     The OARs for the comparable sales from which we were able to derive capitalization rates ranged from 9.4 to 10.8 percent, with a mean of 9.95 percent. Sales 1 and 2 are typical multi-tenant buildings with high occupancies, like the subject would be at the end of the holding period.

     With regards the terminal capitalization rate, however, the property would be older, so terminal capitalization rates would be 50 to 100 basis points higher than the going in rates, or say in the 10.0 to 11.5 percent range based on the comparable sales data. Indicators of terminal capitalization rates were not available from any of the sales. Based on the subject's age, condition, and competitiveness at the end of the holding period, we would conclude to 10.5 to
11.0 percent reversionary capitalization rate, explicitly recognizing that the subject's occupancy is high in that year and that investors typically use higher rates for properties that are above stabilization.

     We consulted local brokerage sources who indicated that competition is adequate among buyers for investment-grade office buildings in downtown Richmond and that the subject property would be viewed favorably by the investment community.

     Cushman and Wakefield has surveyed national real estate investors for their investment objectives as of the Winter of 1996. This information includes parameters relative to going-in cap rates, terminal capitalization rates, and IRRs for specific property types. A copy of this survey can be found in the Addenda.


================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Income Capitalization Approach
================================================================================


===============================================================================================
                 Cushman & Wakefield Investor Survey
                             Autumn 1996

           Offices-Urban/CBD, Class-A - Value Added Asset
===============================================================================================
                      Going-in         Terminal                        Income         Expense
                      Cap Rate         Cap Rate            IRR         Growth         Growth
===============================================================================================
Overall Range         8.0-12.0%        8.5-11.0%       11.0-20.0%      0.0-8.0%       3.0-5.0%
Average Low/
Average High        9.4 /10.0%       9.6 /10.2%       12.8 /13.5%    3.5 /4.6%      3.5 / 3.9%
===============================================================================================


     The preceding table summarizes the investment parameters of some of the most prominent investors currently acquiring investment-grade urban CBD office properties in the United States. Generally speaking, our survey reveals terminal capitalization rates of 8.5 to 11.0 percent with the average low and high responses of 9.6 and 10.2 percent for investment grade Class A - Value Added offices in CBD urban locations.

     We also considered the Korpacz Real Estate Investor Survey for the First Quarter 1997 for the National CBD Office Market. It showed terminal cap rates ranging from 8.25 to 12.0 with an average of 9.6 percent. The average has up one basis point in the last 12 months.

     The downtown Richmond area has been consistently identified as a secondary market for investment for many years. This perception may be turning around as the suburban markets continue to be aggressively leased and as occupancies in the downtown market improve. Consequently, we concluded that rates at the middle of the surveyed responses would be appropriate for office property like the subject.

     In our DCF model, we selected a terminal capitalization rate that accounted for the anticipated holding period and reflected the subject's tenancy, quality and location. This rate also reflected the risk involved in our DCF analysis based on the income and expense projections that were modeled, as well as the approximate age of the property at the end of the holding period. The rate we selected reflects the stable tenancy and its good position in the market. Thus, we are of the opinion that a 10.0 percent terminal capitalization rate would be appropriate to apply to the subject's projected net operating income at reversion.

     From this projected sales price, the estimated costs of sale for such items as real estate commissions, closing costs, legal fees, and so on, must be deducted. Sales commissions, usually paid by the seller, are in the range of 1.5 to 3.0 percent. Thus, we estimate the seller's portion of closing costs, commissions, legal fees, etc. to be 3.0 percent of the sales price.

     Discount Rate Analysis

     We estimated future cash flows, including property value at reversion, and discounted that income stream at an internal rate of return (yield rates) currently required by investors for similar-quality real property. The yield rate (internal rate of return or IRR) is the single rate that discounts all future equity benefits (cash flows and equity reversion) to an estimate of net present value.

     Cushman & Wakefield Valuation Advisory Services periodically surveys national real estate investors to determine their investment objectives. Following is a brief review of internal

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Income Capitalization Approach
================================================================================

     rates of return, overall rates, and income and expense growth rates considered acceptable by respondents.

    ==============================================================
                           Autumn 1996 Investor Survey
                       For Urban Class A Office Buildings
    ==============================================================
                 GOING-IN         TERMINAL               IRR
    --------------------------------------------------------------
               Low      High     LOW      High     LOW     High
    ==============================================================
      Mean    9.20%    9.60%    9.20%    9.70%   11.70%    12.0
    --------------------------------------------------------------
     Range    8.00%    13.0%    8.00%    11.0%    10.0%    15.0
    ==============================================================


     This table summarizes the investment parameters of some of the most prominent investors currently acquiring good quality urban office properties in the United States. The entire survey is included in the Addenda to this report.

     The wide range of investment parameters indicates that property risk and yield are assessed to a particular investment property based on a variety of variables. Risk is the primary determinant, and the risk variables include whether current contract rents are significantly above or below current market rents; the amount and timing of tenant roll-overs; the risk to lease-up the property and the strength of the market during the lease-up period; the durability of the cash flow, and its ability to increase with inflation along with the creditworthiness of the existing tenancy; investor demand for the property type; the diversification of the metropolitan area; the property's location within the local market and the supply and demand for the property type within the market; and the effective age of the property.

     Institutional investors in Class A, CBD office buildings settings are currently requiring discount rates (before tax yield rates) ranging from 10.0 to
15.0 percent, with low and high averages of 11.7 and 12.0 percent. These rates relate to well-located, investment grade properties with the potential to add value through leasing or improvements (note the Investor Survey located in the Addenda of this report). By comparison, the Korpacz Real Estate Investor Survey for the National CBD Office Market showed equity IRRs between 10.0 and 15.0 percent, with an average of 11.7 percent. Value added assets typically reflect higher averages, as shown earlier.

     In selecting an appropriate rate, consideration must be given not only to available yields on alternative investments, but also to the property's location, age and condition, as well as our degree of confidence in the assumptions made in our DCF model. Based on current yields cited in the investor survey and those for alternative competitive investments, and in particular given the assumptions about rent growth and absorption, investors would be likely to apply discount rates consistent with the lower-middle of the survey data, or 12.0 percent. Accordingly, we chose to discount the subject's income stream at a 12.00 percent rate (annual before tax yield).

     The internal rate of return and terminal capitalization rate selected for this analysis were strongly influenced by our recent Investor Survey. We realize that this type of survey reflects target rather than transactional rates. Transactional rates are usually difficult to obtain in the

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Income Capitalization Approach
================================================================================

verification process and are actually only target rates of the buyer at the time of sale. The property's performance will ultimately determine the actual yield and capitalization rate at the time of sale after a specific holding period. We have found that, in improving markets or with above average properties, demand will be high and transactional rates may be lower than target rates that are quoted in surveys. We have tried to recognize this factor in our choice of these two rates for our cash flow model.

     Ten-Year Cash Flow Analysis

     Based on the discount rate selected above, we estimate property value at $32,400,000 rounded. The 11-year valuation table is presented on the following page.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------


                                                         Main Street Centre

                                                         Richmond, Virginia

                                                    Discounted Cash Flow Analysis

====================================================================================================================================
                            Net                           Discount         Present                                         Cash on
       Fiscal              Cash                           Factor@         Value of                     Composition            Cash
        Year               Flow                              12.00%      Cash Flows                    of Yield             Return
====================================================================================================================================

        1998          $   5,179,052           x          0.892857        $4,624,154                      14.3%              16.0%
        1999          $   3,243,917           x          0.797194        $2,586,031                       8.0%              10.0%
        2000          $   1,671,764           x          0.711780        $1,189,929                       3.7%               5.2%
        2001          $   1,777,672           x          0.635518        $1,129,743                       3.5%               5.5%
        2002          $   4,031,762           x          0.567427        $2,287,730                       7.1%              12.4%
        2003          $   3,923,957           x          0.506631        $1,987,999                       6.1%              12.1%
        2004          $   1,782,868           x          0.452349          $806,479                       2.5%               5.5%
        2005          $   3,678,186           x          0.403883        $1,485,558                       4.6%              11.3%
        2006          $   2,006,103           x          0.360610          $723,421                       2.2%               6.2%
        2007          $   1,704,699           x          0.321973          $548,867                       1.7%               5.3%

Total Present Value of Cash Flows                                       $17,369,909                     53.6%               8.9%
                                                                                                                         Average
Reversion:

        2008              $4,817,072                        10.00%      $48,170,720
                      Less: Cost of Sale@                    3.00%      ($1,445,122)
                                                                        -----------
                      Net Reversion                                     $46,725,598
                      X Discount Factor                                    0.321973
                                                                        -----------

                      * Net Operating Income

Total Present Value of Reversion                                        $15,044,392                     46.4%

Total Present Value                                                     $32,414,301                    100.0%

                 ROUNDED:                                               $32,400,000
                                                                        ===========

     ------------------------------------------------------------------------------
     Net Leasable Area (S.F.):                                              422,309
     Per Square Foot of Net Rentable Area                                    $76.72

     Implicit Going-in Capitalization Rate:

     Year One NOI                     (12 Months)                        $5,754,672
     NOI Annualized                                                      $5,754,672
     Going-In Cap Rate                                                        17.8%
     ------------------------------------------------------------------------------


====================================================================================================================================





                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Income Capitalization Approach
================================================================================

Reconciliation Within Income Capitalization Approach

     Using the above indicated rates of return, our cash flow model indicated a value of $32,400,000, rounded, or $76.72 per square foot, as shown on the preceding page. This value estimate produces a very high implied going-in capitalization rate of 17.8 percent, which falls well above the upper end of the range generally required by investors as noted in the Cushman & Wakefield Investor Survey. As discussed earlier, going-in rates derived from the comparable sales were mostly between 9.4 and 10.8 percent. The primary factor impacting the high going-in rate is that the property's current tenancy includes a number of tenants paying rent that is $5 to $10 per square foot more than market with an average rent for the occupied space of $21.60 per square foot. This compares with a market rent estimate closer to $16.00 per square foot. Upon rollover, we are assuming that new leases will be executed at market levels. Given these items, an implied going-in rate well above those of the sales is logical.

     Regarding the composition of the yield, as analyzed in the Discounted Cash Flow Analysis chart, 54 percent of the subject's ultimate yield is derived from the cash flow of the property with the balance attributable to the reversion or resale of the property at the conclusion of the holding period. Typical investor requirements dictate that a substantial amount of the value be derived from the cash flow. Greater risk would be evident when the reversion provides a larger percentage of the overall return than the cash flows. In this instance, the relationship is consistent with investor expectations.

     Thus, it is our opinion that the prospective market value of the property, as of July 1, 1997, by the Income Capitalization Approach, is $32,400,000 which equates to $76.72 per square foot of net rentable building area.

     Value Indicated by Discounted Cash Flow Analysis:            $32,400,000


================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Reconciliation And Final Value Estimate
================================================================================

     We have considered all of the traditional approaches to estimating market value of commercial real estate in our analysis. Two of the three traditional approaches were utilized, indicating the following values for the subject property.

     Sales Comparison Approach                  $28,900,000 to $31,500,000

     Income Capitalization Approach                            $32,400,000

     The three traditional methods of estimating the market value of commercial real estate are not mutually exclusive approaches to deriving an estimate of most probable selling price, but are inter-dependent methodologies, each relying on components from at least one of the other approaches. Hence, the Cost Approach requires extensive market data to derive estimates of depreciation and to determine the value of land as if vacant. This approach may also require income data in order to make adjustments for functional and economic obsolescence. The Sales Comparison Approach requires application of methods from the Income Capitalization Approach in order to make adjustments for differences in income that have influenced the sale price. Consideration of market data is also required for the Income Capitalization Approach in the selection and application of equity, capitalization and discount rates, and estimation of income and expenses. Consequently, it is our opinion that purchasers and sellers, at least intuitively, consider components of all three approaches in the process of negotiating an acceptable price for a particular property.

     It is the Income Capitalization Approach, however, that is logically considered the most appropriate technique for estimating the value of income-producing property. Not only does this approach represent the most direct and accurate simulation of market behavior, it is the method explicitly employed by buyers and sellers in acquisition and disposition decisions. Therefore, following the implied dictum of the market, we have used an approach based primarily on projected income as the foundation for our valuation of the subject property.

     There are several additional reasons why the Sales Comparison Approach does not form the basis of our value estimate for the subject property. The quantity and quality of market information inhibits the use of the Sales Comparison Approach. Inadequacy of information regarding gross and net income, lease details and expenses of comparable sales often deters accurate and relevant adjustments of unit price indicators. Comparison at a dollar per square foot level precludes the analysis of those key factors which form the basis for projections on which the purchase decision was made.

     In light of the above, we are of the opinion that the market value of the leased fee estate in the property, as of July 1, 1997, was:

                THIRTY TWO MILLION FOUR HUNDRED THOUSAND DOLLARS
                                   $32,400,000

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Reconciliation And Final Value Estimate
================================================================================

Marketing Time

     Marketing time is an estimate of the time that might be required to sell a real property interest at the appraised value. Marketing time is presumed to start on the effective date of the appraisal. (Marketing time is subsequent to the effective date of the appraisal and exposure time is presumed to precede the effective date of the appraisal.) The estimate of marketing time uses some of the same data analyzed in the process of estimating reasonable exposure time and it is not intended to be a prediction of a date of sale.

     We believe, based on the assumptions employed in our analysis, as well as our selection of investment parameters for the subject, that our value conclusions represent a price achievable within a 12 to 24 month marketing time on the open market.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        ASSUMPTIONS AND LIMITING CONDITIONS
================================================================================



"Appraisal" means the appraisal report and opinion of value stated therein; or the letter opinion of value, to which these Assumptions and Limiting Conditions are annexed.

"Property" means the subject of the Appraisal.

"C&W' means Cushman & Wakefield, Inc. or its subsidiary which issued the Appraisal.

"Appraiser(s)" means the employee(s) of C&W who prepared and signed the Appraisal.

This appraisal is made subject to the following assumptions and limiting conditions:

1. No opinion is intended to be expressed and no responsibility is assumed for the legal description or for any matters which are legal in nature or require legal expertise or specialized knowledge beyond that of a real estate appraiser. Title to the Property is assumed to be good and marketable and the Property is assumed to be free and clear of all liens unless otherwise stated. No survey of the Property was undertaken.

2. The information contained in the Appraisal or upon which the Appraisal is based has been gathered from sources the Appraiser assumes to be reliable and accurate. Some of such information may have been provided by the owner of the Property. Neither the Appraiser nor C&W shall be responsible for the accuracy or completeness of such information, including the correctness of estimates, opinions, dimensions, sketches, exhibits and factual matters.

3. The opinion of value is only as of the date stated in the Appraisal. Changes since that date in external and market factors or in the Property itself can significantly affect property value.

4. The Appraisal is to be used in whole and not in part. No part of the Appraisal shall be used in conjunction with any other appraisal. Publication of the Appraisal or any portion thereof without the prior written consent of C&W is prohibited. Except as may be otherwise stated in the letter of engagement, the Appraisal may not be used by any person other than the party to whom it is addressed or for purposes other than that for which it was prepared. No part of the Appraisal shall be conveyed to the public through advertising, or used in any sales or promotional material without C&Ws prior written consent. Reference to the Appraisal Institute or to the MAI designation is prohibited.

5. Except as may be otherwise stated in the letter of engagement, the Appraiser shall not be required to give testimony in any court or administrative proceeding relating to the Property or the Appraisal.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Assumptions And Limiting Conditions
================================================================================


6. The Appraisal assumes (a) responsible ownership and competent management of the Property; (b) there are no hidden or unapparent conditions of the Property, subsoil or structures that render the Property more or less valuable (no responsibility is assumed for such conditions or for arranging for engineering studies that may be required to discover them); (c) full compliance with all applicable federal, state and local zoning and environmental regulations and laws, unless noncompliance is stated, defined and considered in the Appraisal; and (d) all required licenses, certificates of occupancy and other governmental consents have been or can be obtained and renewed for any use on which the value estimate contained in the Appraisal is based.

7. The physical condition of the improvements considered by the Appraisal is based on visual inspection by the Appraiser or other person identified in the Appraisal. C&W assumes no responsibility for the soundness of structural members nor for the condition of mechanical equipment, plumbing or electrical components.

8. The forecasted potential gross income referred to in the Appraisal may be based on lease summaries provided by the owner or third parties. The Appraiser has not reviewed lease documents and assumes no responsibility for the authenticity or completeness of lease information provided by others. C&W recommends that legal advice be obtained regarding the interpretation of lease provisions and the contractual rights of parties.

9. The forecasts of income and expenses are not predictions of the future. Rather, they are the Appraiser's best estimates of current market thinking on future income and expenses. The Appraiser and C&W make no warranty or representation that these forecasts will materialize. The real estate market is constantly fluctuating and changing. It is not the Appraiser's lask to predict or in any way warrant the conditions of a future real estate market; the Appraiser can only reflect what the investment community, as of the date of the Appraisal, envisages for the future in terms of rental rates, expenses, supply and demand.

10. Unless otherwise stated in the Appraisal, the existence of potentially hazardous or toxic materials which may have been used in the construction or maintenance of the improvements or may be located at or about the Property was not considered in arriving at the opinion of value. These materials (such as formaldehyde foam insulation, asbestos insulation and other potentially hazardous materials) may adversely affect the value of the Property. The Appraisers are not qualified to detect such substances. C&W recommends that an environmental expert be employed to determine the impact of these matters on the opinion of value.

11. Unless otherwise stated in the Appraisal, compliance with the requirements of the Americans With Disabilities Act of 1990 (ADA) has not been considered in arriving at the opinion of value. Failure to comply with the requirements of the ADA may adversely affect the value of the property. C&W recommends that an expert in this field be employed.


================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      CERTIFICATION OF APPRAISAL
================================================================================



We certify that, to the best of our knowledge and belief:

1. Steven A. Studabaker, MAI, inspected the property and wrote the report. Donald R. Morris, MAI, Manager, Cushman & Wakefield of Washington D.C., Valuation Advisory Services, also inspected the property and has reviewed and approved the report.

2.   The statements of fact contained in this report are true and correct.

3. The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions.

4. We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved.

5. Our compensation is not contingent upon the reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event. The appraisal assignment was not based on a requested minimum valuation, a specific valuation or the approval of a loan.

6. No one provided significant professional assistance to the persons signing this report.

7. Our analyses, opinions and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute.

8. The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

9. As of the date of this report, Steven A. Studabaker, MAI, and Donald R. Morris, MAI, have completed the requirements of the continuing education program of the Appraisal Institute.

10. It is our opinion that the estimated prospective market value of the subject property, in as-is condition, as of the effective date of the appraisal, July 1, 1997, was $32,400,000.



/s/ Steven A/Studabaker, MAI
-------------------------------------------------------
Steven A/Studabaker, MAI
Virginia (Certified General Appraiser No. 4001-001111

[SEAL] COMMONWEALTH OF VIRGINIA




/s/ Donald R. Morris, MAI
-------------------------------------------------------
Donald R. Morris, MAI
Virginia Certified General Appraiser, No. 4001-02465


[SEAL] COMMONWEALTH OF VIRGINIA


================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                         Addenda
================================================================================
















================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                Legal Description

================================================================================

PROPERTY: MAIN STREET CENTRE BUILDING

ADDRESS: 600 EAST MAIN STREET
         RICHMOND, VIRGINIA

LEGAL DESCRIPTION:

          Beginning at a point on the south line of a now or former public alley, said point being 168.48 Feet south of the southwest intersection of East Franklin Street and North 7th Street; thence along the west line of North 7th street, 158.75 feet to a point at the northwest intersection of East Main Street and North 7th Street, said point being marked by an iron pin; thence at an angle to the left 90(degrees) 11'12", 261.25 Feet along the north line of East Main Street to a point at the northeast intersection of East Main Street and North 6th Street, said point being marked by a copper pin; thence at an angle to the left 89(degrees)40'55", 190.06 feet along the east line of North 6th Street to a point; thence at an angle to the left 90(degrees)13'20", 120.20 feet to a point on the west line of a public alley; thence at an angle to the left 89(degrees)46'38", 31.11 feet along the west line of a public alley to a point; thence at an angle to the left 270(degrees)19'07", 140.69 feet along the south line of a public alley to the point of beginning and containing 1.038 acres.

================================================================================


                               LEGAL DESCRIPTION

                       Downtown Richmond Office Inventory

================================================================================
                              Office Market Survey
                                Downtown Richmond
--------------------------------------------------------------------------------
                             Bldg.        Size         Available      Asking
No.     Building             Class        Sq.Ft.         Sq.Ft.     Rate/Sq.Ft.
================================================================================
Class A Buildings:

1   Crestar Building           A         450,000         -O-         $19.00

2   Federal Reserve Building   A         700,000         -O-         $17.00

3   Main Street Centre         A         422,309      31,597     $17.00 - $18.00

4   One James Center           A         424,514      13,425         $21.00

5   Riverfront Plaza           A         899,727      28,525         $21.50

6   Two James Center           A         334,000         -O-         $21.00

7   Three James Center         A         233,000      75,000         $19.00

8   Eighth & Main Building     A-        323,937      91,052     $15.50 - $17,00
    ----------------------               -------      ------     ---------------
    Class A Subtotals                  3,787,487     239,599     $15.50 - $21.50

                                        Vacancy:        6.3%

    Class B Buildings

9   Nations Bank Center        B+        545,316      38,000         $15.00

10  10 South 6th Street        B          35,418       6,400         $12.00

11  107 South 5th Street       B          89,000        -O-          $12.00

12  1204 East Main Street      B          59,355        -O-          $15.00

13  201 West Broad Street      B          50,000       5,256         $11.00

14  600 East Broad Street      B         213,266         -O-         $15.00

15  629 East Main Street       B         113,500         -O-         $12.00

16  700 Building               B         174,500      16,000         $13.00

17  7th and Franklin Building  B         168,000      25,275         $12.00

18  Chesterman Place           B          35,523      12,345         $12.00

19  Commercial Block           B          45,000       4,500         $13.00

20  Dalkon Shield Building     B          90,000      90,000         $14.00

21  Davenport Building         B          27,250        -O-          $15.00

22  Exchange Place             B          82,000       3,050         $13.00

23  First National
     Bank Building             B         158,904      16,332         $14.00

24  One Capital Square         B         207,699     191,083         $13.00

25  Mutual Building            B         111,812        -O-          $14.50

26  Old City Hall              B          82,680       8,904         $17.00

27  One Franklin Square        B         133,910       6,309         $15.50

28  Ross building              B         246,000     149,572         $13.00

29  Shockoe Center Building    B          53,000       4,100         $13.00
    -----------------------               ------       -----         ------

    Class B Subtotals:                 2,722,133     577,126    $11.00 - $17.00
                                       Vacancy:         21.2%


================================================================================
                                   Page 1 of 2

================================================================================
                              Office Market Survey
                                Downtown Richmond
--------------------------------------------------------------------------------
                             Bldg.        Size         Available      Asking
No.     Building             Class        Sq.Ft.         Sq.Ft.     Rate/Sq.Ft.
================================================================================
    Class C Buildings
30  401 East Main Street       C          36,000      36,000         $11.00

31  501 East Franklin Street   C          45,000      35,000         $12.50

32  Atlantic Life Building     C          89,000      89,000         $10.00

33  Central Fidelity Bank      C         200,000     200,000         $12.00

34  Heritage Building          C          78,726      17,611         $11.00

35  Ironfronts                 C          67,567       4,686         $12.00

36  Linden Tower               C          39,283       9,200         $10.00

37  Masonic Building           C          23,000         -0-         $10.00

38  Plantation House           C          67,000      11,983         $12.00

39  Professional Building      C          40,000      22,000         $10.00

40  Richmond Plaza             C         264,250      34,231         $13.50

41  Segal Building             C          40,000      14,500         $10.00
    --------------                        ------      ------         ------

    Class C Subtotals:                   989,826     474,211    $10.00 - $13.50

                                        Vacancy:        47.9%

--------------------------------------------------------------------------------
    Totals:                            7,499,446    1,290,936        Range:
                                        Vacancy:        17.2%   $10.00 - $21.50
--------------------------------------------------------------------------------


================================================================================

                                  Stacking Plan
                                       and
                                   Floor Plans

                                  [FLOOR PLAN]

                                [GRAPHIC OMITTED]

                                  Floor Detail

                               Main Street Centre

                 600 East Main Street - Richmond, Virginia 23219

                                  [FLOOR PLAN]

                                [GRAPHIC OMITTED]

                                  Floor Detail

                               Main Street Centre

                 600 East Main Street - Richmond, Virginia 23219

                                  [FLOOR PLAN]

                                [GRAPHIC OMITTED]

                                  Floor Detail

                               Main Street Centre

                 600 East Main Street - Richmond, Virginia 23219

                                  [FLOOR PLAN]

                                [GRAPHIC OMITTED]

                                  Floor Detail

                               Main Street Centre

                 600 East Main Street - Richmond, Virginia 23219

                                  [FLOOR PLAN]

                                [GRAPHIC OMITTED]

                                  Floor Detail

                               Main Street Centre

                 600 East Main Street - Richmond, Virginia 23219

                                  [FLOOR PLAN]

                                [GRAPHIC OMITTED]

                                  Floor Detail

                               Main Street Centre

                 600 East Main Street - Richmond, Virginia 23219

                                  [FLOOR PLAN]

                                [GRAPHIC OMITTED]

                                  Floor Detail

                               Main Street Centre

                 600 East Main Street - Richmond, Virginia 23219

                                  [FLOOR PLAN]

                                [GRAPHIC OMITTED]

                                  Floor Detail

                               Main Street Centre

                 600 East Main Street - Richmond, Virginia 23219

                                  [FLOOR PLAN]

                                [GRAPHIC OMITTED]

                                  Floor Detail

                               Main Street Centre

                 600 East Main Street - Richmond, Virginia 23219

                                  [FLOOR PLAN]

                                [GRAPHIC OMITTED]

                                  Floor Detail

                               Main Street Centre

                 600 East Main Street - Richmond, Virginia 23219

                             Improved Sales Comparables

                                                       OFFICE BUILDING SALE
================================================================================


I-1                                               Sale

Building Name:                                    Liberty Mutual Office Building

Location:                                         4101 Cox Road
                                                  Richmond, Henrico, VA

Parcel Number:                                    78-A2-9A and 91 (old tax maps)

Grantor:                                          Home Beneficial Life Insurance
                                                  Company

Grantee:                                          Highwoods/Forsyth Limited
                                                  Partnership

Date of Sale:                                     12/23/96

Recording Data:                                   Deed Bood 2691, Page 2034

Recording Date:                                   12/23/96

Physical Description:

 Land Area:                                       4.49 Acres
 Gross Building Area:                             61,591 Square Feet
 Net Rentable Area:                               58,184 Square Feet
 Year Built:                                      1990
 Occupancy at Sale:                               100 %
 Parking:                                         Surface; ample
 Quality:                                         Good
 Construction:                                    Steel Frame; brick/glass
 Zoning:                                          0-3C, Conditional Office
 Stories:                                         3

Sale Price:                                       $6,000,000

Terms of Sale:                                    $3.5M DOT from seller; grantee
                                                  verified that terms of financg
                                                  were at market and cash equiv.

Economic Indicators:
 Effective Gross Income:                          $940,000                Actual
 Less: Operating Expenses:                        $290,000                Actual
 Net Operating Income:                            $650,000                Actual

Appraisal Indicators:
 Effective Gross Inc. Mult.:                      6.38
 Overall Rate (OAR):                              10.83%

                                                       OFFICE BUILDING SALE
================================================================================

I-1 Continued

Sale Price/Square Foot (GSF):                 $97.42

Sale Price/Square Foot (RSF):                 $103.12

Prior Sale (Dec 1993):                        $5,050,000, incl. 2.905 Ac excess
                                              land

Major Tenants:                                Capital One (35K SF), Liberty
                                              Mutual

Average Rent:                                 $16.00/SF

Operating Expenses:                           $4.98/SF (actual)

COMMENTS:

This is the sale of a good quality, Class A suburban office building located near the entrance to Innsbrook Corporate Park, one of the strongest suburban office submarkets in the Richmond region.

At the time of sale, the building was 100 percent occupied. The income and expense data was reported actual based on 100 percent occupancy. The property is more likely over time to be stabilized at a lower level. Adjusting to a 97% occupancy, the resulting implied going in capitalization rate is 10.0 percent.

The 2.905 acres of excess land formerly sold with the property has been subdivided and sold to a hotel developer for $550,000, or $189,329 per acre and $4.35/SF.

DCA4-4233

                                                       OFFICE BUILDING SALE
================================================================================

 I-2                                              Sale

 Building Name:                                   Aetna Building

 Location:                                        4701 4600 Cox Road
                                                  Innsbrook
                                                  Richmond, Henrico County, VA

 Parcel Number:                                   28-1 -A-2A

 Grantor:                                         4701 Cox Road, L.P.

 Grantee:                                         Highwoods/Forsyth Limited
                                                  Partnership

 Date of Sale:                                    06/20/96

 Recording Data:                                  Deed Book 2656, Page 1793

 Recording Date:                                  06/20/96

 Physical Description:

  Land Area:                                      379,059 Square Feet
                                                  8.70 Acres

  Gross Building Area:                            101,293 Square Feet
  Net Rentable Area:                              100, 178 Square Feet
  Year Built:                                     1990
  Occupancy at Sale:                              99 %
  Parking:                                        Surface, Ample
  Quality:                                        Good
  Construction:                                   Steel Frame, Glass
  Zoning:                                         O-3C, Conditional Office
  Stories:                                        4

 Sale Price:                                      $10,750,000

 Terms of Sale:                                   Cash to seller and assumption
                                                  of a $5.OM DOT with a balance
                                                  of $4,910,911. Indicated to
                                                  be cash equivalent by seller.

 Economic Indicators:
  Effective Gross Income:                         $1,600,000            Estimate
  Less: Operating Expenses:                       $505,000              Estimate
  Net Operating Income:                           $1,095,000            Estimate

 Appraisal Indicators:
  Effective Gross Inc. Mult.:                     6.72

                                                       OFFICE BUILDING SALE
================================================================================

I-2 Continued

     Overall Rate (OAR):                     10.2%

Sale Price/Square Foot (GSF):                $106.13

Sale Price/Square Foot (RSF):                $107.31

Estimated Rents:                             $16.00 to $16.50/SF, Full Service

Estimated Operating Expenses:                $4.50/SF

Prior Sales:                                 $5.OM (July 1993); $8.5M (Nov 1994)

COMMENTS:

     This is the sale of a Class A suburban office building in Richmond's best office park: Innsbrook Corporate Center. The building was 99 percent leased at the time of sale and in good condition. Income and expense estimates were provided by parties familiar with the transaction and the property.

     After building the property in 1990, Aetna reduced its workforce and vacated about 56,000 square feet. The premises were sold at a distressed sale in 1993 for $5.0 million. The investors new Aetna was going to be reducing its needs but viewed the vacancy as a long term opportunity to improve rents after a soft market.

DCA4-4234

                                                       OFFICE BUILDING SALE
================================================================================

I-3                                               Sale

Building Name:                                    Markel Building

Location:                                         4551 Cox Road
                                                  Richmond, Henrico, VA

Parcel Number:                                    038-3-D-lB

Grantor:                                          Essex Insurance Company
                                                  (Markel Corporation)

Grantee:                                          The Prudential Insurance Com-
                                                  pany of America

Date of Sale:                                     07/19/95

Recording Data:                                   Deed Book 2594, Page 1039

Recording Date:                                   07/21/95

Physical Description:

 Land Area:                                       275,822 Square Feet
                                                  6.33 Acres
 Gross Building Area:                             72,260 Square Feet
 Net Rentable Area:                               71,745 Square Feet
 Year Built:                                      1987
 Parking:                                         Surface, Ample
 Quality:                                         Good
 Construction:                                    Steel Frame, Masonry/Refl Glas
 Zoning:                                          0-3C
 Stories:                                         4

Sale Price:                                       $7,100,000

Terms of Sale:                                    Sale/Leaseback between Markel
                                                  Corp and Prudential Realty.

Economic Indicators:

 Net Operating Income:                            $667,400      Buyer's Proforma

Appraisal Indicators:
 Overall Rate (OAR):                              9.4%
 Discount Rate (IRR):                             11.25%

Sale Price/Square Foot (GSF):                     $98.26

Sale Price/Square Foot (RSF):                     $98.96

                                                       OFFICE BUILDING SALE
================================================================================

I-3 Continued

Legal Description:                                Part of Blk D, Sec K,
                                                  Innsbrook

Prior Sale:                                       $7.2M, Sep-94 from Mark IV
                                                  Realty Corp.

COMMENTS:

This is the sale/leasback of a four-story, Class-A office building is very good condition located at the corner of Cox Road and Village Run. The building continues to be occupied by the Markel Corporation (seller) under the terms of a long term lease.

Based on conversations with Prudential Realty, the lease rates for the two buildings are between $9.25 and $9.75 per square foot and may not be exactly the same. The leases had fixed annual increases between 1 % and 2% and were full triple net leases with the tenant responsible for all structural maintenance. In doing the analysis, Prudential did not include a vacancy/collection factor but did include a management fee of about 1 % of EGI and did include a reserve for replacements of $0.05/SF. They estimated the implied going-in capitalization rate on NOI after management fees and reserves to be 9.4%.

By contrast, the seller indicated that the net rental rate for the two buildings was $1,805,000 in year one, or an implied going-in capitalization rate of 9.3%. They showed the lease on the Markel Building being for a ten year term at $9.50/SF with 2.0% per year escalators. The leases included two renewal options with five year terms.

         DCA4-1900

                                                       OFFICE BUILDING SALE
================================================================================

I-4                                               Sale

Building Name:                                    Mercer Plaza

Location:                                         4600 Cox Road
                                                  Richmond, Henrico, VA

Parcel Number:                                    028-05-01-1 B

Grantor:                                          Evanston Insurance Company
                                                  (Markel Corporation)

Grantee:                                          The Prudential Insurance Com-
                                                  pany of America

Date of Sale:                                     07/21/95

Recording Data:                                   Deed Book 2594, Page 1045

Recording Date:                                   07/21/95

Physical Description:

 Land Area:                                       372,482 Square Feet
                                                  8.55 Acres

 Gross Building Area:                             124,734 Square Feet
 Net Rentable Area:                               124,734 Square Feet
 Year Built:                                      1991
 Parking:                                         Surface, Ample
 Quality:                                         Good
 Construction:                                    Steel Frame, Reflective Glass
 Stories:                                         4

Sale Price:                                       $12,300,000

Terms of Sale:                                    Sale/Leaseback of two building
                                                  between Markel Corp and Pru-
                                                  dential Realty

Appraisal Indicators:
 Overall Rate (OAR):                              9.4%
 Discount Rate(IRR):                              11.25%

Sale Price/Square Foot (GSF):                     $98.61

Sale Price/Square Foot (RSF):                     $98.61

Legal Description:                                WL of Cox Road, Sec M,
                                                  Innsbrook

                                                       OFFICE BUILDING SALE
================================================================================

I-4 Continued

COMMENTS:

     This is the sale/leaseback of a four-story, Class-A, reflective glass office building located on one of the premiere lots on the lake in Innsbrook. It sits prominently on the water line on the west side of Cox Road.

     This is one of two buildings sold under a sale/leaseback by the Markel Corporation to Prudential Realty. The two buildings were master leased by the Markel Corp. under long term leases with two renewal options of five years each. The Markel Corporation indicated that the lease on Mercer Plaza had a 12 year term with an initial rent of $9.50/SF, NNN, with the tenant responsible for all operating expenses. The leases included annual escalations of 2.0%. The rental rate on the renewal options was 85% of market. Based on the seller's data, the aggregate rent for the two buildings was $1,805,000 per year, equating to a 9.3% going-in capitalization rate.

     By contrast, Prudential realty indicated that the lease rates were different for the two buildings, between $9.25 and $9.75/SF with fixed annual increases between one and two percent. They deducted a small management fee and reserves for capital replacements ($0.05/SF) from rents to arrive at an implied going-in capitalization rate of 9.4%. Their discounted cash flow analysis used an IRR of between 11.0 and 11.5%.

DCA4-1901

                                                       OFFICE BUILDING SALE
================================================================================

I-5                                          Sale

Building Name:                               Old Farm Bureau Building

Location:                                    200 West Grace Street
                                             Richmond, VA

Parcel Number:                               WOOO-0148/022 and WOOO-0127/011-024

Grantor:                                     Virginia Farm Bureau Mutual
                                             Insurance Co.

Grantee:                                     City of Richmond

Date of Sale:                                09/13/96

Recording Data:                              Deed Book, Page N/A

Physical Description:

  Land Area:                                 70,919 Square Feet
                                             1.63 Acres

  Gross Building Area:                       110,532 Square Feet
  Year Built:                                1963
  Parking:                                   340 spaced attached parking dk
  Construction:                              Steel/concrete frame,Brick Ext
  Stories:                                   5

Sale Price:                                  $3,400,000

Terms of Sale:                               Cash to Seller

Sale Price/Square Foot(GSF):                 $30.76

COMMENTS:

Property includes a 340 space attached parking deck and two vacant, non-contiguous sites in the block east of the main building. The City government plans to renovate the existing office building, at a cost of $7,000,000 to house the Police Department headquarters, and may build a $2,00,000 headquarters for the Fire Department on the vacant site. The property had been on the market since early 1993, originally asking $5,250,000.


DCA4-4249

                                                        OFFICE BUILDING SALE
================================================================================

I-6                                          Sale

Building Name:                               Intermart Building

Location:                                    830 East Main Street
                                             Richmond, VA

Parcel Number:                               WOOO-0005/017

Grantor:                                     Suddeutsch Immobilien
                                             Vermogensverwaltungs, GMBH

Grantee:                                     Fox River Real Estate
                                             Holdings I, LLC

Date of Sale:                                07/31/96

Recording Data:                              Deed Book, 9600 Page 16115

Recording Date:                              08/05/96

Physical Description:

  Land Area:                                  14,878 Square Feet
                                              0.34 Acres
  Gross Building Area:                        243,579 Square Feet
  Net Rentable Area:                          208,573 Square Feet
  Year Built:                                 1965
  Parking:                                    no off-street parking
  Construction:                               Stl/Con. Frame & GIs/Stn Walls
  Stories:                                    25

Sale Price:                                  $3,000,000

Terms of Sale:                               Cash to seller

Sale Price/Square Foot (GSF):                $12.32

Sale Price/Square Foot (RSF):                $14.38

COMMENTS:

This building was extensively renovated in 1990, with new mechanical systems, but never succeeded in attracting tenants. It has remained almost entirely vacant and in need of tenant fit-up. The property has no off-street parking, and the small floor plate is less efficient than typical CBD high-rises. The property had listed for sale since late 1994, asking $7,000,000. The buyer is an

                                                       OFFICE BUILDING SALE
================================================================================


I-6 Continued

Illinois based investor in office buildings. The building will be renamed One Capital Square.








DCA4-4250

                            Pro-Ject +plus Assumptions Reports

             MAIN STREET CENTRE (7102)
             PROJECT DESIGNATOR: 7102
             REVISION: 7/1/97 @ 19:30
                  TENANT REGISTER



TENANT                                 SQUARE FEET    BEGIN DATE     END DATE
--------                               -----------    ----------     --------
#  1 - ARA SERVICES                          3,866        7/1992       6/1997
#  2 - MANAGEMENT OFFICE                     1,688        1/1995      12/2010
#  3 - SUITE  0101 JEFFERSON NATIONAL        2,732        5/1994       4/2004
#  4 - SUITE  0102 VACANT                    2,869        9/1998       8/2003
#  5 - SUITE  0103 VACANT                    1,584        9/1998       8/2003
#  6 - SUITE  0201 KELLEY  SERVICES          2,525       12/1994      11/1999
#  7 - SUITE  0202 CHARLES THALHIMER           496        8/1991       7/1998
#  8 - SUITE  0203 JENKINS, BLOCK            1,941        2/1994       1/1999
#  9 - SUITE  0301 DEAN WITTER              11,050       11/1989      10/1999
# 10 - SUITE  0302 VACANT                    1,792       12/1999      11/2004
# 11 - SUITE  0303 BELL ATLANTIC VA          5,929        7/1991      11/1998
# 12 - SUITE  0303 BELL ATLANTIC NEW           456       12/1998      11/2003
# 13 - SUITE  0303 VACANT (BELL ATL)         5,473        9/1998       8/2003
# 14 - SUITE  0401 BELL  ATLANTIC  VA       19,886       11/1988      11/1998
# 15 - SUITE  0501 BELL  ATLANTIC  VA       19,886       11/1988      11/1998
# 16 - SUITE  0601 BELL  ATLANTIC           19,886       11/1988      11/1998
# 17 - SUITE  0701 BELL ATLANTIC   VA       19,886       11/1988      11/1998
# 18 - SUITE  0801 BELL ATLANTIC   VA       19,886       11/1988      11/1998
# 19 - SUITE  0901 BELL  ATLANTIC  VA       19,886       11/1988      11/1998
# 20 - SUITE  1001 BELL  ATLANTIC  VA       19,886       11/1988      11/1998
# 21 - SUITE  1101 BELL ATLANTIC   VA       19,886       11/1989      11/1998
# 22 - SUITE  1201 NATIONSBANK              19,886       12/1989       5/2000
# 23 - SUITE  1401 NATIONSBANK              11,283       12/1989       S/2000
# 24 - SUITE  1402 VACANT                    4,737        3/1998       2/2003
# 25 - SUITE  1403 GSA HEARINGS/APPLS        3,265        8/1996      12/1998
# 26 - SUITE  1501 NATIONSBANK              19,886       12/1989       5/2000
# 27 - SUITE  1601 NATIONSBANK              20,248       12/1989       5/2000
# 28 - SUITE  1701 NATIONSBANK               9,212       12/1989       5/2000
# 29 - SUITE  1702 GSA HEARINGS/APPLS        8,033        1/1994      12/1998
# 30 - SUITE  1703 NATIONSBANK               1,879       11/1994       5/2000
# 31 - SUITE  1704 VACANT                      762        3/1998       2/2003
# 32 - SUITE  1801 GSA JUSTICE DEPT         16,425        4/1991       3/2001
# 33 - SUITE  1802 SENATOR J WARNER          1,957        8/1991       1/1998
# 34 - SUITE  1803 VACANT                    1,090        3/1998       2/2003
# 35 - SUITE  1901 SECRET SERVICE            6,413        2/1994       1/2004
# 36 - SUITE  1902 VACANT                    7,474       12/1997      11/2002
# 37 - SUITE  1903 VACANT                      289       12/1997      11/2002
# 38 - SUITE  1904 VACANT                    5,315       12/1997      11/2002
# 39 - SUITE  2001 DURRETTE, IRVIN          13,089        1/1992      10/1999
# 40 - SUITE  2002 DURRETTE, IRVIN           3,862        1/1992      10/1999
# 41 - SUITE  2003 VACANT                    2,720        9/1997       8/2002
# 42 - SUITE  2101 FIDELITY & DEPOSIT       13,367        4/1989       3/1999
# 43 - SUITE  2102 GSA PRETRIAL SERVC        3,375        1/1994      12/2003
# 44 - SUITE  2201 GSA COURT OF APPEA       14,198        3/1993       4/2003
# 45 - SUITE  2202 VACANT                    4,757        9/1997       8/2002
# 46 - SUITE  2301 BELL ATLANTIC VA         17,344       11/1988      11/1998
# 47 - SUITE  2401 BELL ATLANTIC VA         15,856       11/1988      11/1998
                                       -----------
                    47 TENANTS             428,211
                                       ===========

             MAIN STREET CENTRE (7102)
             PROJECT DESIGNATOR: 7102
             REVISION: 6/17/97 @ 16:28
             MNEMONIC REFERENCE TABLE



AREA MEASURES
-------------

NRA
OCCA


GROWTH RATES
------------

RNTG
EXPG
CPIG
NCOM
RCOM
BCOM
CP14
CPI2
CPI3
CP25


MARKET RATES
------------

MLOW
MHI
NTIR
RTIR
BTIR
RESV
FREE
VAC
JANR
STOR
GSA1
GSA2
GSA3


EXPENSES


UTIL
INSR
MGMT
TAX
JANE
MAIN
SVCE
ADME
NONE
OPEX
GSA1
GSA2
GSA3
BELL


GLOBAL RECOVERIES
-----------------

GTAX
GOPX

                      MAIN STREET CENTRE (7102)
                      PROJECT DESIGNATOR: 7102
                      REVISION: 7/ 1/97 @ 19:30
                  AVERAGE OCCUPIED AND PAYING REPORT
                            FOR ALL TENANTS



                    1997        1998       1999        2000        2001        2002        2003        2004        2005
                  -------     -------     -------     -------     -------     -------     -------     -------     -------
JANUARY           388,893     385,027     210,479     317,395     340,344     422,738     402,183     325,115     404,594
FEBRUARY          388,893     383,070     208,538     317,395     340,344     422,738     402,183     326,628     404,594
MARCH             388,893     390,547     294,467     330,762     340,344     422,738     395,594     328,628     404,594
APRIL             388,893     390,547     281,100     350,648     323,919     422,738     395,594     412,494     387,250
MAY               388,893     390,547     281,100     350,648     406,313     422,738     388,873     410,218     405,394
JUNE              388,893     407,491     281,100     270,046     406,313     422,738     388,873     413,593     394,096
JULY              385,027     407,491     297,452     289,932     406,313     422,738     388,873     418,049     372,269
AUGUST            385,027     406,995     297,452     289,932     406,313     422,738     401,951     418,049     389,613
SEPTEMBER         385,027     418,037     297,452     289,932     406,313     415,261     392,025     418,049     376,246
OCTOBER           385,027     418,037     314,796     337,819     406,313     415,261     392,025     420,781     367,658
NOVEMBER          385,027     418,037     286,79S     340,344     406,313     415,261     398,614     422,738     389,485
DECEMBER          385,027     219,820     295,568     340,344     422,738     402,183     314,292     420,946     389,485
                  -------     -------     -------     -------     -------     -------     -------     -------     -------
AVERAGE SF
  OCCUPIED-OCCA   386,960     386,304     278,858     318,766     384,323     419,156     388,423     394,774     390,440

TOTAL SF-NPA      422,309     422,309     422,309     422,309     422,309     422,309     422,309     422,309     422,309
                  -------     -------     -------     -------     -------     -------     -------     -------     -------
OCCUPANCY           91.63       91.47       66.03       75.48       91.01       99.25       91.98       93.48       92.45
                  =======     =======     =======     =======     =======     =======     =======     =======     =======


                    2006       2007         2006       2009         2010       2011
                  -------     -------     -------     -------     -------     -------
JANUARY           382,966     340,344     422,738     422,738     408,540     416,361
FEBRUARY          402,852     340,344     422,738     415,261     412,812     419,093
MARCH             402,852     422,738     422,738     415,261     412,812     421,050
APRIL             354,965     422,738     422,738     415,261     328,946     421,050
MAY               372,326     422,738     422,738     402,183     328,490     402,906
JUNE              372,326     422,738     422,738     409,660     335,041     404,594
JULY              372,326     422,738     422,738     409,660     328,628     404,594
AUGUST            420,213     422,738     422,736     403,071     412,494     387,250
SEPTEMBER         422,738     406,313     422,736     416,149     412,950     405,394
OCTOBER           422,738     406,313     422,738     401,951     413,593     394,096
NOVEMBER          340,344     406,313     422,738     401,951     418,049     372,269
DECEMBER          340,344     406,313     422,736     408,540     418,049     389,613
                  -------     -------     -------     -------     -------     -------
AVERAGE SF
  OCCUPIED-OCCA   383,916     403,531     422,738     410,141     385,867     403,189
TOTAL SF-NRA      422,309     422,309     422,309     422,309     422,309     422,309
                  -------     -------     -------     -------     -------     -------
OCCUPANCY           90.91       95.55      100.10       97.12       91.37       95.47
                  =======     =======     =======     =======     =======     =======

             MAIN STREET CENTRE (7102)
             PROJECT DESIGNATOR: 7102
             REVISION: 6/27/97 @ 10:31
             AVERAGE OCCUPANCY REPORT
                  FOR ALL TENANTS


                    1997      1998      1999      2000      2001      2002     2003      2004      2005
                  -------   -------   -------   -------   -------   -------   -------   -------   -------
JANUARY           388,893   409,448   312,760   372,326   422,738   422,738   402,183   325,115   404,594
FEBRUARY          388,893   407,491   310,819   372,326   422,738   422,738   409,660   328,628   404,594
MARCH             388,893   414,080   310,819   372,326   422,738   422,738   403,071   328,628   404,S94
APRIL             388,893   414,080   314,796   420,213   406,313   422,738   403,071   412,494   387,250
MAY               388,B93   414,080   314,796   422,738   406,313   422,738   401,9S1   410,218   405,394
JUNE              388,893   414,080   326,094   340,344   406,313   422,738   401,951   413,S93   394,096
JULY              385,027   416,037   347,921   340,344   406,313   422,736   401,951   418,049   372,269
AUGUST            385,027   41S,541   347,921   340,344   406,313   422,738   408,540   418,049   389,613
SEPTEMBER         392,504   425,467   361,288   340,344   422,738   415,261   398,614   418,049   376,246
OCTOBER           392,SO4   425,467   381,174   340,344   422,738   415,261   412,812   420,781   367,658
NOVEMBER          392,S04   425,467   353,173   422,738   422,738   415,261   412,812   422,738   389,485
DECEMBER          409,448   307,706   352,440   422,738   422,738   402,183   328,490   420,946   389,485
                  -------   -------   -------   -------   -------   -------   -------   -------   -------
AVERAGE SF
  OCCUPIED-OCCA   390,864   407,412   336,167   375,S94   415,894   419,156   398,759   394,774   390,440

TOTAL SF-NRA      422,309   422,309   422,309   422,309   422,309   422,309   422,309   422,309   422,309
                  -------   -------   -------   -------   -------   -------   -------   -------   -------
OCCUPANCY           92.55     96.47     79.60     88.94     98.48     99.25     94.42     93.48     92.45
                  =======   =======   =======   =======   =======   =======   =======   =======   =======


                  2006      2007      2006      2009      2010      2011
                 -------   -------   -------   -------   -------   -------
JANUARY          382,966   340,344   422,738   422,738   408,540   416,361
FEBRUARY         402,852   340,344   422,738   415,261   412,812   419,093
MARCH            402,852   422,738   422,738   415,261   412,812   421,050
APRIL            354,965   422,738   422,738   415,261   328,946   421,050
MAY              372,326   422,738   422,738   402,183   328,490   402,906
JUNE             372,326   422,738   422,738   409,660   335,041   404,594
JULY             372,326   422,738   422,738   409,660   328,628   404,594
AUGUST           420,213   422,738   422,736   403,071   412,494   387,250
SEPTEMBER        422,738   406,313   422,738   416,149   412,950   405,394
OCTOBER          422,738   406,313   422,738   401,951   413,593   394,096
NOVEMBER         340,344   406,313   422,738   401,951   418,049   372,269
DECEM13ER        340,344   406,313   422,738   408,540   418,049   389,613
                 -------   -------   -------   -------   -------   -------
AVERAGE SF
 OCCUPIED-OCCA   383,916   403,531   422,738   410,141   385,867   403,189

TOTAL SF-NRA     422,309   422,309   422,309   422,309   422,309   422,309
                 -------   -------   -------   -------   -------   -------
OCCUPANCY          90.91     95.55    100.10     97.12     91.37     95.47
                 =======   =======   =======   =======   =======   =======


                            MAIN STREET CENTRE (7102)
                            PROJECT DESIGNATOR: 7102
                            REVISION: 6/27/97 @ 10:31
                           PROJECT ASSUMPTIONS REPORT
                                EXCLUDING TENANTS



BUILDING PROLOGUE
-----------------

LEASEHOLD ANALYSIS OF MAIN STREET CENTRE (7102) BEGINNING 7/1997
FOR 15 YEARS ON A FISCAL YEAR BASIS


AREA MEASURES
-------------

NRA
1997 VALUE   -     422,309
THEREAFTER   - CONSTANT

  1997:      422,309   1998:    422,309   1999:     422,309    2000:     422,309
  2001:      422,309   2002:    422,309   2003:     422,309    2004:     422,309
  2005:      422,309   2006:    422,309   2007:     422,309    2008:     422,309
  2009:      422,309   2010:    422,309   2011:     422,309


OCCA
1997 VALUE   -     390,864
1998 VALUE   -     407,412
1999 VALUE   -     336,167
2000 VALUE   -     375,594
2001 VALUE   -     415,894
2002 VALUE   -     419,156
2003 VALUE   -     398,759
2004 VALUE   -     394,774
2005 VALUE   -     390,440
2006 VALUE   -     383,916
2007 VALUE   -     403,531
2008 VALUE   -     422,738
2009 VALUE   -     410,141
2010 VALUE   -     385,867
2011 VALUE   -     403,189
THEREAFTER   -CONSTANT

  1997:      390,864   1998:    407,412   1999:     336,167    2000:     375,594
  2001:      415,894   2002:    419,156   2003:     398,759    2004:     394,774
  2005:      390,440   2006:    383,916   2007:     403,531    2008:     422,738
  2009:      410,141   2010:    385,867   2011:     403,189



GROWTH RATES
------------

RNTG
1997 VALUE  -        0.00
1998 VALUE  -        3.50
THEREAFTER  -  CONSTANT

  1997:       0.0000   1998:     3.5000   1999:      3.5000    2000:      3.5000
  2001:       3.5000   2002:     3.5000   2003:      3.5000    2004:      3.5000
  2005:       3.5000   2006:     3.5OOO   2007:      3.5000    2008:      3.5000
  2009:       3.5000   2010:     3.5000   2011:      3.5000


EXPG
1997 VALUE   -       1.75
1998 VALUE   -       3.50
THEREAFTER   -  CONSTANT

  1997:       1.7500   1998:     3.5000   1999:      3.5000    2000:      3.5000
  2001:       3.5000   2002:     3.5000   2003:      3.5000    2004:      3.5000
  2005:       3.5000   2006:     3.5000   2007:      3.5000    2008:      3.5000
  2009:       3.5000   2010:     3.5000   2011:      3.5000


CPIG
1997 VALUE -           3.50
THEREAFTER -   CONSTANT

  1997:       3.5000   1998:     3.5000   1999:      3.5000    2000:      3.5000
  2001:       3.5000   2002:     3.5000   2003:      3.5000    2004:      3.5OOO
  2005:       3.5000   2006:     3.5000   2007:      3.5000    2008:      3.5000
  2009:       3.5000   2010:     3.5000   2011:      3.5000


NCOM
1997 VALUE -           6.00
THEREAFTER -   CONSTANT

  1997:       6.0000   1998:     6.0000   1999:      6.0000    2000:      6.0000
  2001:       6.0000   2002:     6.0000   2003:      6.0000    2004:      6.0000
  2005:       6.0000   2006:     6.0000   2007:      6.0000    2008:      6.0000
  2009:       6.0000   2010:     6.0000   2011:      6.0000


RCOM
1997 VALUE -           3.00
THEREAFTER -   CONSTANT

  1997:       3.0000   1998:     3.0000   1999:      3.0000    2000:      3.0000
  2001:       3.0000   2002:     3.0000   2003:      3.0000    2004:      3.0000
  2005:       3.0000   2006:     3.0000   2007:      3.0000    2008:      3.0000
  2009:       3.0000   2010:     3.0000   2011:      3.0000


BCOM
  +60.0% OF RCOM +40.0% OF      NCOM

  1997:       4.2000   1998:     4.2000   1999:      4.2000    2000:      4.2000
  2001:       4.2000   2002:     4.2000   2003:      4.2000    2004:      4.2000
  2005:       4.2000   2006:     4.2000   2007:      4.2000    2008:      4.2000
  2009:       4.2000   2010:     4.2000   2011:      4.2000


CPI4
1997 VALUE -           4.00
THEREAFTER -   CONSTANT

  1997:       4.0000   1998:     4.0000   1999:      4.0000    2000:      4.0000
  2001:       4.0000   2002:     4.0000   2003:      4.0000    2004:      4.0000
  2005:       4.0000   2006:     4.0000   2007:      4.0000    2008:      4.0000
  2009:       4.0000   2010:     4.0000   2011:      4.0000


CP12
1997 VALUE -           2.00
THEREAFTER -   CONSTANT

  1997:       2.0000   1998:     2,0000   1999:      2.0000    2000:      2.0000
  2001:       2.0000   2002:     2.0000   2003:      2.0000    2004:      2.0000
  20O5:       2.0000   2006:     2.0000   2007:      2.0000    2008:      2.0000
  2009:       2.0000   2010:     2.0000   2011:      2.0000


CPI3
1997 VALUE -           3.00
THEREAFTER -   CONSTANT

   1997:      3.0000 1998:        3.0000 1999:        3.0000 2000:        3.0000
   2001:      3.0000 2002:        3.0000 2003:        3.0000 2004:        3.0000
   2005:      3.0000 2006:        3.0000 2007:        3.0000 2008:        3.0000
   2009:      3.0000 2010:        3.0000 2011:        3.0000

CP25
1997 VALUE -           2.50
THEREAFTER - CONSTANT

   1997:      2.5000   1998:     2.5000   1999:      2.5000    2000:      2.5000
   2001:      2.5000   2002:     2.5000   2003:      2.5000    2004:      2.5000
   2005:      2.5000   2006:     2.5000   2007:      2.5000    2008:      2.5000
   2009:      2.5000   2010:     2.5000   2011:      2.5000



MARKET RATES
------------

MLOW
1997 VALUE -          15.00
THEREAFTER - GROWING AT GROWTH RATE RNTG

   1997:     15.0000   1998:    15.0000   1999:     15.5250    2000:     16.0684
   2001:     16.6308   2002:    17.2128   2003:     17.8153    2004:     18.4388
   20O5:     19.0842   2006:    19.7521   2007:     20.4435    2008:     21.1590
   2009:     21.8995   2010:    22.6660   2011:     23.4593


MHI
1997 VALUE -          16.00
THEREAFTER - GROWING AT GROWTH RATE RNTG

   1997:     16.0000   1998:    16.0000   1999:     16.5600    2000:     17.1396
   2001:     17.7395   2002:    18.3604   2003:     19.0030    2004:     19.6681
   2005:     20.3565   2006:    21.0689   2007:     21.8064    2008:     22.5696
   2009:     23.3595   2010:    24.1771   2011:     25.0233


NTIR
1997 VALUE -          12.50
THEREAFTER - GROWING AT GROWTH RATE EXPG

   1997:     12.5000   1998:    12.7188   1999:     13.1639    2000:     13.6246
   2001:     14.1015   2002:    14.5951   2003:     15.1059    2004:     15.6346
   2005:     16.1818   2006:    16.7482   2007:     17.3343    2008:     17.9410
   2009:     18.5690   2010:    19.2189   2011:     19.8916


RTIR
1997 VALUE -          6.00
THEREAFTER - GROWING AT GROWTH RATE EXPG

   1997:      6.0000   1998:     6.1050   1999:      6.3187    2000:      6.5398
   2001:      6.7687   2002:     7.0056   2003:      7.2508    2004:      7.5046
   2005:      7.7673   2006:     8.0391   2007:      8.3205    2008:      8.6117
   2009:      8.9131   2010:     9.2251   2011:      9.5479


BTIR
  +40.0% OF NTIR +60.0% OF    RTIR

   1997:      8.6000   1998:     8.7505   1999:      9.0568    2000:      9.3738
   2001:      9.7018   2002:    10.0414   2003:     10.3928    2004:     10.7566
   2005:     11.1331   2006:    11.5227   2007:     11.9260    2008:     12.3434
   2009:     12.7755   2010:    13.2226   2011:     13.6854

RESV
1997 VALUE -          0.15
THEREAFTER - GROWING AT GROWTH RATE EXPG

  1997:       0.1500   1998:     0.1526   1999:      0.1580    2000:      0.1635
  2001:       0.1692   2002:     0.1751   2003:      0.1813    2004:      0.1676
  2005:       0.1942   2006:     0.2010   2007:      0.2080    2008:      0.2153
  2009:       0.2228   2010:     0.2306   2011:      0.2387


FREE
1997  VALUE    -      6.00
1998  VALUE    -      6.00
1999  VALUE    -      6.00
2000  VALUE    -      6.00
2001  VALUE    -      3.00
2002  VALUE    -      3.00
2003  VALUE    -      3.00
THEREAFTER     - ZERO

  1997:       6.0000   1998:     6.0000   1999:      6.0000    2000:      6.0000
  2001:       3.0000   2002:     3.0000   2003:      3.0000    2004:      0.0000
  2005:       0.0000   2006:     0.0000   2007:      0.0000    2008:      0.0000
  2009:       0.0000   2010:     0.0000   2011:      0.0000


VAC
1997  VALUE    -     12.00
1998  VALUE    -     12.00
1999  VALUE    -     12.00
2000  VALUE    -      9.00
2001  VALUE    -      9.00
2002  VALUE    -      6.00
THEREAFTER     - CONSTANT

  1997:      12.0000   1998:    12.0000   1999:     12.0000    2000:      9.0000
  2001:       9.0000   2002:     6.0000   2003:      6.0000    2004:      6.0000
  2005:       6.0000   2006:     6.0000   2007:      6.0000    2008:      6.0000
  2009:       6.0000   2010:     6.0000   2011:      6.0000


JANR
1997 VALUE -          0.85
THEREAFTER -   GROWING AT GROWTH RATE EXPG

  1997:       0.8500   1998:     0.8649   1999:      0.8951    2000:      0.9265
  2001:       0.9589   2002:     0.9925   2003:      1.0272    2004:      1.0632
  20O5:       1.1004   2006:     1.1389   2007:      1.1787    2006:      1.2200
  2009:       1.2627   2010:     1.3069   2011:      1.3526


STOR
1997 VALUE -          6.00
THEREAFTER -   GROWING AT GROWTH RATE RNTG

  1997:       6.0000   1998:     6.0000   1999:      6.2100    2000:      6.4274
  2001:       6.6523   2002:     6.8851   2003:      7.1261    2004:      7.3755
  2005:       7.6337   2006:     7.9009   2007:      8.1774    2008:      8.4636
  2009:       8.7598   2010:     9.0664   2011:      9.3837


GSA1
1997 VALUE -          4.92
THEREAFTER -   GROWING AT GROWTH RATE EXPG

  1997:       4.9200   1998:     5.0061   1999:      5.1813    2000:      5.3627

  2001:       5.5504   2002:     5.7446   2003:      5.9457    2004:      6.1538
  2005:       6.3692   2006:     6.5921   2007:      6.8228    2008:      7.0616
  2009:       7.3088   2010:     7.5646   2011:      7.8293


GSA2
1997 VALUE -           5.40
THEREAFTER -   GROWING AT GROWTH RATE EXPG

  1997:       5.4000   1998:     5.4945   1999:      5.6B68    2000:      5.8858
  2001:       6.0919   2002:     6.3051   2003:      6.5257    2004:      6.7541
  2005:       6.9905   2006:     7.2352   2007:      7.4884    2008:      7.7505
  2009:       8.0218   2010:     8.3026   2011:      8.5932


GSA3
1997 VALUE -           5.38
THEREAFTER -   GROWING AT GROWTH RATE EXPG

  1997:       5.3800   1998:     5.4742   1999:      5.6657    2000:      5.8640
  2001:       6.0693   2002:     6.2817   2003:      6.5016    2004:      6.7291
  2005:       6.9646   2006:     7.2084   2007:      7.4607    2008:      7.7218
  2009;       7.9921   2010:     8.2716   2011:      8.5613



MISCELLANEOUS INCOMES
---------------------

PARKING GARAGE
1997 VALUE -        260,000
THEREAFTER -    GROWING AT GROWTH RATE CP25

  1997:      260,000   1998:    266,500   1999:     273,163    2000:     279,992
  2001:      286,991   2002:    294,166   2003:     301,520    2004:     309,058
  2005:      316,785   2006:    324,704   2007:     332,822    2008:     341,142
  2009:      349,671   2010:    358,413   2011:     367,373


OTHER INCOME
1997 VALUE -          4,000
THEREAFTER -   GROWING AT GROWTH RATE CPI2

  1997:        4,000   1998:      4,080   1999:       4,162    2000:       4,245
  2001:        4,330   2002:      4,416   2003:       4,505    2004:       4,595
  2005:        4,687   2006:      4,780   2007:       4,876    2008:       4,973
  2009:        5,073   2010:      5,174   2011:       5,278



EXPENSES
--------

UTILITIES           ,  REFERRED TO AS UTIL
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -       700,000
THEREAFTER -   GROWING AT GROWTH RATE EXPG

  1997:      700,000   1998:    712,250   1999:     737,179    2000:     762,980
  2001:      789,684   2002:    817,323   2003:     845,930    2004:     875,537
  2005:      906,181   2006:    937,897   2007:     970,723    2008:   1,004,699
  2009:    1,039,863   2010:  1,076,258   2011:   1,113,927


INSURANCE           ,  REFERRED TO AS INSR
CHARGED AGAINST NET    OPERATING INCOME
1997 VALUE -        69,700
THEREAFTER -   GROWING AT GROWTH RATE EXPG

  1997:       69,700   1998:     70,920   1999:      73,402    2000:      75,971
  2001:       78,630   2002:     81,382   2003:      84,230    2004:      87,178
  2005:       90,230   2006:     93,388   2007:      96,656    2008:     100,039
  2009:      103,541   2010:    107,165   2011:     110,915


MANAGEMENT FEE     ,  REFERRED  TO AS MGMT
AN INFORMATIONAL EXPENSE
1997 VALUE    -   307,799
1998 VALUE    -   311,863
1999 VALUE    -   215,084
2000 VALUE    -   221,603
2001 VALUE    -   252,848
2002 VALUE    -   283,210
2003 VALUE    -   271,932
2004 VALUE    -   270,969
2005 VALUE    -   275,601
2006 VALUE    -   279,091
2007 VALUE    -   303,757
2008 VALUE    -   331,610
2009 VALUE    -   333,192
2010 VALUE    -   323,804
2011 VALUE    -   350,786
THEREAFTER    - CONSTANT

  1997:      307,799   1998:    311,863   1999:     215,084    2000:     221,603
  2001:      252,848   2002:    283,210   2003:     271,932    2004:     270,969
  2005:      275,601   2006:    279,091   2007:     303,757    2008:     331,610
  2009:      333,192   2010:    323,804   2011:     350,786


REAL ESTATE TAXES      , REFERRED  TO AS TAX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -      655,796
THEREAFTER -  GROWING AT GROWTH RATE EXPG

  1997:      655,796   1998:    667,272   1999:     690,627    2000:     714,799
  2001:      739,817   2002:    765,710   2003:     792,510    2004:     820,248
  2005:      848,957   2006:    878,670   2007:     909,424    2008:     941,253
  2009:      974,197   2010:  1,008,294   2011:   1,043,584


JANITORIAL           , REFERRED TO AS JANE
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE JANR MULTIPLIED BY AREA MEASURE OCCA

  1997:      332,234   1998:    352,361   1999:     300,918    2000:     347,979
  2001:      398,802   2002:    415,997   2003:     409,605    2004:     419,705
  2005;      429,625   2006:    437,232   2007:     475,656    2008:     S15,737
  2009:      517,881   2010:    504,284   2011:     545,364


MAINTENANCE          , REFERRED  TO AS MAIN
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -        338,000
THEREAFTER - GROWING AT GROWTH RATE EXPG

  1997:      338,000   1998:    343,915   1999:     355,952    2000:     368,410
  2001:      361,305   2002:    394,650   2003:     408,463    2004:     422,759
  20O5:      437,556   2006:    452,870   2007:     468,721    2008:     485,126
  2009:      502,105   2010:    519,679   2011:     537,868


CONTRACT SERVICES ,    REFERRED  TO AS SVCE
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -        549,000
THEREAFTER - GROWING AT GROWTH RATE EXPG

  1997:      549,000   1998:    558,608   1999:     578,159    2000:     598,394
  2001:      619,338   2002:    641,015   2003:     663,450    2004:     686,671
  2005:      710,705   2006:    735,579   2007:     761,324    2008:     787,971
  2009:      815,550   2010:    844,094   2011:     873,637


ADMINISTRATIVE         , REFERRED   TO AS ADME
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -         80,200
THEREAFTER - GROWING AT GROWTH RATE EXPG

  1997:       80,200   1998:     81,604   1999:      84,460    2000:      87,416
  2001:       90,475   2002:     93,642   2003:      96,919    2004:     100,312
  2005:      103,822   2006:    107,456   2007:     111,217    2008:     115,110
  2009:      119,139   2010:    123,308   2011:     127,624


NON-RECOVERABLE        , REFERRED   TO AS NONE
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -   105,600
THEREAFTER - GROWING AT GROWTH RATE EXPG

  1997:      105,600   1998:    107,448   1999:     111,209    2000:     115,101
  2001:      119,130   2002:    123,299   2003:     127,615    2004:     132,061
  2005:      136,704   2006:    141,486   2007:     146,441    2008:     151,566
  2009:      156,871   2010:    162,361   2011:     168,044


OPERATING EXPENSES      , REFERRED TO AS OPEX
AN INFORMATIONAL EXPENSE
+100.O%   OF UTIL+100.0% OF   INSR
+100.0%   OF MGMT+100.0% OF   TAX
+100.O%   OF JANE+100.0% OF   MAIN
+100.0%   OF SVCE+100.0% OF   ADME

  1997:    3,032,730   1998:  3,098,792   1999:   3,035,780    2000:   3,177,552
  2001:    3,350,899   2002:  3,492,930   2003:   3,573,040    2004:   3,683,379
  2005:    3,802,676   2006:  3,922,184   2007:   4,097,479    2008:   4,281,544
  2009:    4,405,468   2010:  4,506,886   2011:   4,703,706


GSA 4.52   BASE YEAR,    REFERRED TO AS GSA1
AN INFORMATIONAL EXPENSE
MARKET RATE GSA1 MULTIPLIED BY AREA MEASURE NRA

  1997:    2,077,760   1998:  2,114,121   1999:   2,188,115    2000:   2,264,699
  2001:    2,343,964   2002:  2,426,003   2003:   2,510,913    2004:   2,598,794
  2005:    2,689,752   2006:  2,783,893   2007:   2,881,330    2008:   2,982,176
  2009:    3,086,552   2010:  3,194,581   2011:   3,306,391


GSA 5.01   STOP      ,   REFERRED TO AS GSA2
AN INFORMATIONAL EXPENSE
MARKET RATE GSA2 MULTIPLIED BY AREA MEASURE NRA

  1997:    2,280,469   1998:  2,320,377   1999:   2,401,590    2000:   2,485,646
  2001:    2,572,643   2002:  2,662,686   2003:   2,755,880    2004:   2,852,335
  2005:    2,952,167   2006;  3,055,493   2007:   3,162,435    2008:   3,273,120
  2009:    3,387,679   2010:  3,506,247   2011:   3,628,966


GSA 4.75   EXP BASE     ,  REFERRED TO AS GSA3
AN INFORMATIONAL EXPENSE
MARKET RATE GSA3 MULTIPLIED BY AREA MEASURE NRA

  1997:    2,272,023   1998:  2,311,783   1999:   2,392,695    2000:   2,476,440
  2001:    2,563,115   2002:  2,652,824   2003:   2,745,672    2004:   2,841,771

  2005:    2,941,233   2006:  3,044,176   2007:   3,150,722    2008:   3,260,997
  2009:    3,375,132   2010:  3,493,261   2011:   3,615,526


BELL TI LOAN        ,  REFERRED TO AS BELL
AN INFORMATIONAL EXPENSE
1997 VALUE -       279,641
1998 VALUE -       279,641
THEREAFTER -    ZERO

  1997:      279,641   1998:    279,641   1999:           0    2000:           0
  2001:            0   2002:          0   2003:           0    2004:           0
  2005:            0   2006:          0   2007:           0    2008:           0
  2009:            0   2010:          0   2011:           0



VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1997 VALUE -           2.00
THEREAFTER - CONSTANT


MANAGEMENT FEE
--------------

PERCENTAGE OF EFFECTIVE GROSS INCOME
FOR ALL TENANTS
PASSED THROUGH TO TENANTS USING EXPENSE MGMT
1997 VALUE -           3.50
THEREAFTER - CONSTANT


COMMISSION CALCULATIONS
-----------------------

STANDARD METHOD #1 -  6.000% OF TOTAL RENT

STANDARD METHOD #2 -  3.000% OF TOTAL RENT

STANDARD METHOD #3 -  4.200% OF TOTAL RENT

STANDARD METHOD #4 -  0.000% OF TOTAL RENT

STANDARD METHOD #5 -  0.000% OF TOTAL RENT


COMMISSION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT


ALTERATION CALCULATION
----------------------

NONE

ALTERATION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT


COMMON AREA MAINTENANCE POOL
----------------------------

NONE


CAPITAL EXPENDITURES
--------------------

RESERVES
MARKET RATE RESV MULTIPLIED BY AREA MEASURE NRA

  1997:       63,346   1998:     64,455   1999:      66,711    2000:      69,046
  2001:       71,462   2002:     73,963   2003:      76,552    2004:      79,232
  2005:       82,005   2006:     84,875   2007:      87,845    2008:      90,920
  2009:       94,102   2010:     97,396   2011:     100,805



PRIMARY  CLASSIFICATION CODES
----------------------------

     1 -  LEASE RENEWS
     2 -  LEASE EXPIRES
     3 -  LEASE-UP
     4 -  MANAGEMENT OFFICE


SECONDARY CLASSIFICATION CODES
------------------------------

     1 -  OFFICE
     2 -  RETAIL
     3 -  STORAGE


COST CENTERS
------------

NONE


SALES VOLUME PROFILE
--------------------

            PERCENT OF        RELATIVE
MONTH      ANNUAL SALES        VOLUME
-----      ------------       --------
JAN             8.33%             1.00
FEB             8.33%             1.00
MAR             8.33%             1.00
APR             8.33%             1.00
MAY             8.33%             1.00
JUN             8.33%             1.00

 JUL            8.33%           1.00
 AUG            8.33%           1.00
 SEP            8.33%           1.00
 OCT            8.33%           1.00
 NOV            8.33%           1.00
 DEC            8.33%           1.00
             -------         -------
TOTALS        100.00%          12.00


GLOBAL   RECOVERIES
-------------------

REAL ESTATE TAXES , REFERRED TO AS GTAX
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

OPERATING EXPENSES, REFERRED TO AS GOPX
PRO RATA SHARE RECOVERY OF EXPENSE OPEX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR


TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET


REFERENCE TENANTS
-----------------

THERE ARE A TOTAL OF 2 REFERENCE TENANT(S):

-------------------------------------------------------------------------------

# 1 - LOW RATE OFFICE
BASE LEASE DATES:        1/1996 TO 12/1996
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:                 1
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MLOW

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES
   3        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:      STANDARD METHOD #3
RENEWAL PAYOUT:           CASHED OUT

RENEWAL ALTERATIONS:      MARKET RATE BTIR
RENEWAL PAYOUT:           CASHED OUT

-------------------------------------------------------------------------------

# 2 - HIGH RENT OFFICE
BASE LEASE DATES:         1/1996 TO 12/1996
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:                1
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -      0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES
   3        6.00          4        NONE        FREE          YES         YES


RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:      STANDARD METHOD #3
RENEWAL PAYOUT:           CASHED OUT

RENEWAL ALTERATIONS:      MARKET RATE BTIR
RENEWAL PAYOUT:           CASHED OUT

                            MAIN STREET CENTRE (7102)
                            PROJECT DESIGNATOR: 7102
                            REVISION: 6/27/97 @ 10:31
                           PROJECT ASSUMPTIONS REPORT
                                FOR TENANTS ONLY
                              INCLUDING ALL TENANTS



TENANTS
-------

THERE ARE A TOTAL OF 47 T-LEASEHOLD TENANT(S):

-------------------------------------------------------------------------------

#  1 - ARA SERVICES
BASE LEASE DATES:         7/1992 TO 6/1997
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           3,866
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -       0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:


          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES
   3        6.00          4        NONE        FREE          YES         YES


RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 2 - MANAGEMENT OFFICE
BASE LEASE DATES:         1/1995 TO 12/2010
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           1,688
PRIMARY CODE:                   4 - MANAGEMENT  OFFICE
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -       O.0O/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE BTIR
RENEWAL PAYOUT;        CASHED OUT

-------------------------------------------------------------------------------

# 3 - SUITE 0101         , JEFFERSON NATIONAL
BASE LEASE DATES:        5/1994 TO 4/2004
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          2,732
SECONDARY CODE:              2 - RETAIL
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE      23.28/SF/YR
THEREAFTER   GROWING AT     3.50%

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 1.63/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES


RENEWAL MINIMUM RENT:
MARKET PATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS: STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

#  4 - SUITE 0102      ,  VACANT
BASE LEASE DATES:         9/1998 TO 8/2003
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           2,869
PRIMARY CODE:                 1- LEASE RENEWS
SECONDARY CODE:               2- RETAIL
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MLOW

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

COMMISSIONS: STANDARD METHOD #1
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE NTIR
PAYOUT:         CASHED OUT

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 5 - SUITE 0103          , VACANT
BASE LEASE DATES:         9/1998 TO 8/2003
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           1,584
PRIMARY CODE:                 1 - LEASE RENEWS
SECONDARY CODE;               2 - RETAIL
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MLOW

RECOVERIES:

GLOBAL GROUPING

GLOBAL RECOVERY GOPX

COMMISSIONS: STANDARD METHOD #1
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE NTIR
PAYOUT:         CASHED OUT

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 6 - SUITE 0201       ,  KELLEY SERVICES
BASE LEASE DATES:       12/1994 TO 11/1999
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           2,525
SECONDARY CODE:               2 - RETAIL
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    19.47/SF/YR
THEREAFTER -  GROWING AT 4.00%

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
BASED ON AN ABSOLUTE PERCENTAGE OF       0.60%
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF      1.63/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES
   3        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:

MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

#  7 - SUITE 0202        , CHARLES THALHIMER
BASE LEASE DATES:        8/1991 TO 7/1998
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:             496
SECONDARY CODE:               2 - RETAIL
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     16.50/SF/YR

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 1.57/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES
   3        6.00          4        NONE        FREE          YES         YES


RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 8 - SUITE 0203         , JENKINS, BLOCK
BASE LEASE DATES:        2/1994 TO 1/1999

TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:            1,941
SECONDARY CODE:                2 - RETAIL
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     18.56/SF/YR
CHANGING TO -      19.30/SF/YR ON 2/1998

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF     691,176

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES
   3        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 9 - SUITE 0301         , DEAN WITTER
BASE LEASE DATES:       11/1989 TO 10/1999
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          11,050
SECONDARY CODE:               1 - OFFICE
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -      22.50/SF/YR
CHANGING TO  -      23.00/SF/YR ON 11/1997
CHANGING TO  -      23.50/SF/YR ON 11/1998

RECOVERIES:

OPERATING EXPENSES
PRO RATA SHARE RECOVERY OF EXPENSE OPEX
BASED ON AN ABSOLUTE PERCENTAGE OF       2.66%
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE

WITH NO CAP
AND A BASE OF       6.05/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES
   3        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:      STANDARD METHOD #3
RENEWAL PAYOUT:           CASHED OUT

RENEWAL ALTERATIONS:      MARKET RATE BTIR
RENEWAL PAYOUT:           CASHED OUT

-------------------------------------------------------------------------------

# 10 - SUITE 0302        , VACANT
BASE LEASE DATES:         12/1999  TO 11/2004
TYPE OF TENANT:            OFFICE
SQUARE FOOTAGE:             1,792
PRIMARY CODE:                    1- LEASE RENEWS
SECONDARY CODE:                  1- OFFICE
MARKET RATE: MHI
SUBJECT T0 VACANCY ALLOWANCE

MINIMUM RENT:
2000 VALUE - MARKET RATE MHI
THEREAFTER - GROWING AT GROWTH RATE CP25
WITH FREE MONTHS FREE RENT

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

COMMISSIONS:     STANDARD METHOD #1
PAYOUT:          CASHED OUT

ALTERATIONS:     MARKET RATE NTIR
PAYOUT:          CASHED OUT

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000

INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE BTIR
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 11 - SUITE 0303      , BELL ATLANTIC VA
BASE LEASE DATES:       7/1991 TO 11/1998
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:           5,929
PRIMARY CODE:                 2 - LEASE EXPIRES
SECONDARY CODE:               1 - OFFICE
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    22.03/SF/YR
CHANGING TO  -    23.03/SF/YR ON 11/1997
CHANGING TO  -    24.07/SF/YR ON 11/1998

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 695,836

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS: NONE

-------------------------------------------------------------------------------

# 12 - SUITE 0303A    , BELL ATLANTIC NEW
BASE LEASE DATES:      12/1998 TO 11/2003
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:             456
PRIMARY CODE:                 1 - LEASE RENEWS
SECONDARY CODE;               1 - OFFICE
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT  -  20.56/SF/YR
CHANGING TO   -  21.22/SF/YR ON 12/1999
CHANGING TO   -  21.91/SF/YR ON 12/2000
CHANGING TO   -  22.63/SF/YR ON 12/2001
CHANGING TO   -  23.37/SF/YR ON 12/2002
WITH 3 MONTHS  OF FREE RENT

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GTAX

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 13 - SUITE 0303B       , VACANT (BELL ATL)
BASE LEASE DATES:         9/1998 TO 8/2003
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           5,473
PRIMARY CODE:                 1- LEASE RENEWS
SECONDARY CODE:               1- OFFICE
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1999 VALUE  -   MARKET RATE MLOW
THEREAFTER  -   GROWING AT GROWTH RATE CP25
WITH FREE MONTHS FREE RENT

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

COMMISSIONS: STANDARD METHOD #1
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE NTIR
PAYOUT:         CASHED OUT

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 14 - SUITE 0401       , BELL ATLANTIC VA
BASE LEASE DATES:       11/1988 TO 11/1998
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          19,886
PRIMARY CODE:                  1 - LEASE RENEWS
SECONDARY CODE:                1 - OFFICE
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     19.49/SF/YR
CHANGING TO -      20.37/SF/YR ON 11/1996
CHANGING TO -      21.28/SF/YR ON 11/1997

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 1.35/SF MULTIPLIED BY AREA MEASURE NRA

BELL TI LOAN
PRO RATA SHARE RECOVERY OF-EXPENSE BELL
BASED ON AN ABSOLUTE PERCENTAGE OF 100.00%
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

COMMISSIONS: NONE

ALTERATIONS: NONE

OPTION 1 DATES:         12/1998 TO 11/2003
SQUARE FOOTAGE:          20,000

MINIMUM RENT:
INITIAL RENT -     21.10/SF/YR
CHANGING TO  -     21.79/SF/YR ON 12/2000
CHANGING TO  -     22.50/SF/YR ON 12/2001
CHANGING TO  -     23.24/SF/YR ON 12/2002
WITH 3 MONTHS OF FREE RENT

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GTAX

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES


RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE BTIR
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 15 - SUITE 0501      , BELL ATLANTIC VA
BASE LEASE DATES:      11/1988 TO 11/1998
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          19,886
PRIMARY CODE:                 1 - LEASE RENEWS
SECONDARY CODE:               1 - OFFICE
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -  19.49/SF/YR
CHANGING TO  -  20.37/SF/YR ON 11/1996
CHANGING TO  -  21.28/SF/YR ON 11/1997

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 1.35/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

OPTION 1 DATES:        12/1998 TO 11/2003
SQUARE FOOTAGE:          20,000

MINIMUM RENT:
INITIAL RENT -    21.10/SF/YR
CHANGING TO  -    21.79/SF/YR ON 12/2000
CHANGING TO  -    22.50/SF/YR ON 12/2001
CHANGING TO  -    23.24/SF/YR ON 12/2002
WITH 3 MONTHS  OF FREE RENT

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GTAX

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE BTIR
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 16 - SUITE 0601       , BELL ATLANTIC
BASE LEASE DATES:      11/1988 TO 11/1998
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          19,886
PRIMARY CODE:                 1 - LEASE RENEWS
SECONDARY CODE:               1 - OFFICE
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     19.49/SF/YR
CHANGING TO  -     20.37/SF/YR ON 11/1996
CHANGING TO  -     21.28/SF/YR ON 11/1997

RECOVERIES:

REAL ESTATE  TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF      1.35/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

OPTION 1 DATES:        12/1998 TO 11/2003
SQUARE FOOTAGE:          20,000

MINIMUM RENT:
INITIAL RENT -     21.10/SF/YR
CHANGING TO  -     21.79/SF/YR ON 12/2000
CHANGING TO  -     22.50/SF/YR ON 12/2001
CHANGING TO  -     23.24/SF/YR ON 12/2002
WITH 3 MONTHS   OF FREE RENT

RECOVERIES:

GLOBAL GROUPING

GLOBAL RECOVERY GTAX

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH     VACANT     SQ FT    MONTHS OF
TERM YEARS.MONTHS MONTHS INCREASE FREE RENT COMMISSIONS ALTERATIONS
---- ------------     ------   --------   ---------  -----------   -----------
  1        6.00          4      NONE        FREE         YES           YES
  2        6.00          4      NONE        FREE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 17 - SUITE 0701       , BELL ATLANTIC VA
BASE LEASE DATES:       11/1988 TO 11/1998
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          19,886
PRIMARY CODE:                 1 - LEASE RENEWS
SECONDARY CODE:               1 - OFFICE
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    19.49/SF/YR
CHANGING TO  -    20.37/SF/YR ON 11/1996
CHANGING TO  -    21.28/SF/YR ON 11/1997

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 1.35/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

OPTION 1 DATES:         12/1998 TO 11/2003
SQUARE FOOTAGE:          20,000

MINIMUM RENT:
INITIAL RENT -    21.10/SF/YR
CHANGING TO  -    21.79/SF/YR ON 12/2000
CHANGING TO  -    22.50/SF/YR ON 12/2001
CHANGING TO  -    23.24/SF/YR ON 12/2002
WITH 3 MONTHS OF FREE RENT

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GTAX

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          4        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 18 - SUITE 0601       , BELL ATLANTIC VA
BASE LEASE DATES:       11/1988 TO 11/1998
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          19,886
PRIMARY CODE:                 2 - LEASE EXPIRES
SECONDARY CODE:               1 - OFFICE
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     19.49/SF/YR
CHANGING TO  -     20.37/SF/YR ON 11/1996
CHANGING TO  -     21.28/SF/YR ON 11/1997

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 1.35/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00         10        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

   3        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 19 - SUITE 0901       , BELL ATLANTIC VA
BASE LEASE DATES:       11/1988 TO 11/1998
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          19,886
PRIMARY CODE:                  2 - LEASE EXPIRES
SECONDARY CODE:                1 - OFFICE
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -      19.49/SF/YR
CHANGING TO  -      20.37/SF/YR ON 11/1996
CHANGING TO  -      21.28/SF/YR ON 11/1997

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 1.35/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          7        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES
   3        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS: STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR

RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 20 - SUITE 1001         , BELL ATLANTIC VA
BASE LEASE DATES:         11/1988 TO 11/1998
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           19,886
PRIMARY CODE:                   2 - LEASE EXPIRES
SECONDARY CODE:                 1 - OFFICE
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     19.49/SF/YR
CHANGING TO  -     20.37/SF/YR ON 11/1996
CHANGING TO  -     21.28/SF/YR ON 11/1997

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 1.35/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00         16        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES
   3        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 21 - SUITE 1101       , BELL ATLANTIC VA
BASE LEASE DATES:       11/1989 TO 11/1998
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           19,886
PRIMARY CODE:                   2  LEASE EXPIRES
SECONDARY CODE:                 1  OFFICE
MARKET RATE: MLOW
SUBJECT TO VACANCY ALLOWANCE

MINIMUM.  RENT:
INITIAL RENT -     22.38/SF/YR

CHANGING TO -      23.66/SF/YR ON 11/1996
CHANGING TO -      25.02/SF/YR ON 11/1997

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP AND A BASE OF 1.35/SF MULTIPLIED BY AREA MEASURE NPA

COMMISSIONS:    NONE

ALTERATIONS:    NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          13       NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES
   3        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:     STANDARD METHOD #3
RENEWAL PAYOUT:          CASHED OUT

RENEWAL ALTERATIONS:     MARKET RATE BTIR
RENEWAL PAYOUT:          CASHED OUT

-------------------------------------------------------------------------------

# 22 - SUITE 1201     ,  NATIONSBANK
BASE LEASE DATES:        12/1989 TO 5/2000
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          19,886
PRIMARY CODE:                  1   LEASE RENEWS
SECONDARY CODE:                1   OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE      26.03/SF/YR
THEREAFTER    GROWING AT    5.00%

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 1.35/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MLOW MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 23 - SUITE 1401       , NATIONSBANK
BASE LEASE DATES:       12/1989 TO 5/2000
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          11,283
PRIMARY CODE:                 1 - LEASE RENEWS
SECONDARY CODE:               1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1996 VALUE      26.03/SF/YR
THEREAFTER    GROWING AT    5.00%

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 1.35/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:       STANDARD METHOD #3
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       MARKET RATE BTIR
RENEWAL PAYOUT:            CASHED OUT

-------------------------------------------------------------------------------

# 24 - SUITE 1402         , VACANT
BASE LEASE DATES:          3/1998 TO 2/2003
TYPE OF TENANT:            OFFICE
SQUARE FOOTAGE:            4,737
PRIMARY CODE:                   1- LEASE RENEWS
SECONDARY CODE:                 1- OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1999 VALUE - MARKET RATE MHI
THEREAFTER - GROWING AT GROWTH RATE CP25
WITH FREE MONTHS FREE RENT

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

COMMISSIONS:     STANDARD METHOD #1
PAYOUT:          CASHED OUT

ALTERATIONS:     MARKET RATE NTIR
PAYOUT:          CASHED OUT

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:       STANDARD METHOD #3
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       MARKET RATE BTIR
RENEWAL PAYOUT:            CASHED OUT

-------------------------------------------------------------------------------

# 25 - SUITE 1403          , GSA HEARINGS/APPLS
BASE LEASE DATES:          6/1996 TO 12/1998
TYPE OF TENANT:            OFFICE
SQUARE FOOTAGE:            3,265
PRIMARY CODE:                   1 - LEASE RENEWS
SECONDARY CODE:                 1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:

INITIAL RENT -     16.50/SF/YR

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF     662,261

GSA 4.52 BASE YEAR
PRO RATA SHARE RECOVERY OF EXPENSE GSA1
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 4.52/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES
   3        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 26 - SUITE 1501       , NATIONSBANK
BASE LEASE DATES:       12/1989 TO 5/2000
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE;           19,886
PRIMARY CODE:                  1 - LEASE RE-NEWS
SECONDARY CODE:                1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE       26.03/SF/YR
THEREAFTER     GROWING AT    5.00%

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP

AND A BASE OF      1.35/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 27 - SUITE 1601       , NATIONSBANK
BASE LEASE DATES:       12/1989 TO 5/2000
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          20,248
PRIMARY CODE:                 1 - LEASE RENEWS
SECONDARY CODE:               1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE      26.03/SF/YR
THEREAFTER    GROWING AT    5.00%

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 1.35/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET PATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 28 - SUITE-1701        , NATIONSBANK
BASE LEASE DATES:       12/1989 TO 5/2000
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           9,212
PRIMARY CODE:                  1 - LEASE RENEWS
SECONDARY CODE:                1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    26.03/SF/YR
THEREAFTER - GROWING AT     5.00%

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 1.35/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 29 - SUITE 1702         , GSA HEARINGS/APPLS
BASE LEASE DATES:         1/1994 TO 12/1998
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           8,033

PRIMARY CODE:                  1 - LEASE RENEWS
SECONDARY CODE:                1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     19.38/SF/YR

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX PRO RATED ON TENANT SQUARE
FOOTAGE OVER AREA MEASURE NRA CALCULATED OR AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 691,176

GSA 4.52 BASE YEAR
PRO RATA SHARE RECOVERY OF EXPENSE GSAI PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF 4.52/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:


RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE BTIR
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 30 - SUITE 1703      , NATIONSBANK
BASE LEASE DATES:      11/1994 TO 5/2000
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:           1,879
PRIMARY CODE:                  1 - LEASE RENEWS
SECONDARY CODE:                1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE      18.04/SF/YR
THEREAFTER   GROWING AT     3.00%

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF     688,646

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

#  31 - SUITE 1704        , VACANT
BASE LEASE DATES:         3/1998 TO 2/2003
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:             762
PRIMARY CODE:                  1   LEASE RENEWS
SECONDARY CODE:                1   OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM, RENT:
1999 VALUE - MARKET RATE MHI
THEREAFTER - GROWING AT GROWTH RATE CP25
WITH FREE MONTHS FREE RENT

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

COMMISSIONS:    STANDARD METHOD #1
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE NTIR
PAYOUT:         CASHED OUT

SPECULATIVE RENEWALS:

           LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 32 - SUITE 1801         , GSA JUSTICE DEPT
BASE LEASE DATES:         4/1991 TO 3/2001
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           16,425
PRIMARY CODE:                   1 - LEASE RENEWS
SECONDARY CODE:                 1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -      18.67/SF/YR

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 1.96/SF MULTIPLIED BY AREA MEASURE NRA

GSA 4.75 EXP BASE
PRO RATA SHARE RECOVERY OF EXPENSE GSA3
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 4.75/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT;         CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE BTIR
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 33 - SUITE 1802     , SENATOR J WARNER
BASE LEASE DATES:       8/1991 TO 1/1998
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:           1,957
PRIMARY CODE:                  1 - LEASE RENEWS
SECONDARY CODE:                1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    21.19/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES


RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE BTIR
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 34 - SUITE 1803       , VACANT
BASE LEASE DATES:       3/1998  TO 2/2003
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:           1,090
PRIMARY CODE:                  1- LEASE RENEWS
SECONDARY CODE:                1- OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1999 VALUE - MARKET RATE M14I
THEREAFTER - GROWING AT GROWTH RATE CP25
WITH FREE MONTHS FREE RENT

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

COMMISSIONS:    STANDARD METHOD #1
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE NTIR
PAYOUT:         CASHED OUT

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 35 - SUITE 1901        , SECRET  SERVICE
BASE LEASE DATES:        2/1994  TO 1/2004
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           6,413
PRIMARY CODE:                  1 - LEASE RENEWS
SECONDARY CODE:                1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT;
INITIAL RENT -     19.67/SF/YR

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF     688,846

GSA 5.01 STOP
PRO RATA SHARE RECOVERY OF EXPENSE GSA2
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 5.01/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS; NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------

  1        6.00           5     NONE        FREE         YES           YES
  2        6.00           4     NONE        FREE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 36 - SUITE 1902        , VACANT
BASE LEASE DATES:       12/1997 TO 11/2002
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           7,474
PRIMARY CODE:                 1 - LEASE RENEWS
SECONDARY CODE:               1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE - MARKET RATE MHI
THEREAFTER - GROWING AT GROWTH PATE CP25
WITH FREE MONTHS FREE RENT

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

COMMISSIONS:    STANDARD METHOD #1
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE NTIR
PAYOUT:         CASHED OUT

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET PATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

#  37 - SUITE 1903       , VACANT
BASE LEASE DATES:       12/1997  TO 11/2002
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:             289
PRIMARY CODE:                   1- LEASE RENEWS
SECONDARY CODE:                 1- OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE - MARKET RATE MHI
THEREAFTER - GROWING AT GROWTH RATE CP23
WITH FREE MONTHS FREE RENT

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

COMMISSIONS:    STANDARD METHOD #1
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE NTIR
PAYOUT:         CASHED OUT

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 38 - SUITE 1904       , VACANT
BASE LEASE DATES:      12/1997  TO 11/2002
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           5,315
PRIMARY CODE:                   1- LEASE RENEWS
SECONDARY CODE:                 1- OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -  MARKET RATE MHI
THEREAFTER -  GROWING AT GROWTH RATE CP25
WITH FREE MONTHS FREE RENT

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

COMMISSIONS: STANDARD METHOD #1
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE NTIR
PAYOUT:         CASHED OUT

SPECULATIVE RENEWALS:

          LENGTH     VACANT     SQ FT    MONTHS OF
TERM YEARS.MONTHS MONTHS INCREASE FREE RENT COMMISSIONS ALTERATIONS
---- ------------    ------   --------   ---------   -----------   -----------
  1        6.00          5      NONE        FREE         YES           YES
  2        6.00          4      NONE        FREE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:     STANDARD METHOD #3
RENEWAL PAYOUT:          CASHED OUT

RENEWAL ALTERATIONS:     MARKET RATE BTIR
RENEWAL PAYOUT:          CASHED OUT

-------------------------------------------------------------------------------

# 39 - SUITE 2001        , DURRETTE, IRVIN
BASE LEASE DATES:        1/1992 TO 10/1999
TYPE 07 TENANT:          OFFICE
SQUARE FOOTAGE:          13,089
PRIMARY CODE:                 1 - LEASE RENEWS
SECONDARY CODE:               1 - OFFICE
MARKET RATE: M141
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT
INITIAL RENT -    11.33/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT     SQ FT    MONTHS OF
TERM YEARS.MONTHS MONTHS INCREASE FREE RENT COMMISSIONS ALTERATIONS
--- ------------     ------   --------   ---------  -----------   -----------
  1       6.00           5      NONE        FREE         YES           YES
  2       6.00           4      NONE        FREE         YES           YES
  3       6.00           4      NONE        FREE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING

GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:     STANDARD METHOD #3
RENEWAL PAYOUT:          CASHED OUT

RENEWAL ALTERATIONS:     MARKET RATE BTIR
RENEWAL PAYOUT:          CASHED OUT

-------------------------------------------------------------------------------

# 40 - SUITE 2002          , DURRETTE , IRVIN
BASE LEASE DATES:          1/1992 TO 10/1999
TYPE OF TENANT:            OFFICE
SQUARE FOOTAGE:            3,862
PRIMARY CODE:                    1 - LEASE RENEWS
SECONDARY CODE:                  1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT:      11.32/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES
   3        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:     STANDARD METHOD #3
RENEWAL PAYOUT:          CASHED OUT

RENEWAL ALTERATIONS:     MARKET RATE BTIR
RENEWAL PAYOUT:          CASHED OUT

-------------------------------------------------------------------------------

# 41 - SUITE 2003         , VACANT
BASE LEASE DATES:          9/1997 TO 8/2002
TYPE OF TENANT:            OFFICE
SQUARE FOOTAGE:            2,720
PRIMARY CODE:                    1- LEASE RENEWS
SECONDARY CODE:                  1- OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1996 VALUE - MARKET RATE MHI
HEREAFTER - GROWING AT GROWTH RATE CP25
WITH FREE MONTHS FREE RENT

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

COMMISSIONS:    STANDARD METHOD #1
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE NTIR
PAYOUT:         CASHED OUT

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES


RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 42 - SUITE 2101         , FIDELITY & DEPOSIT
BASE LEASE DATES:         4/1989 TO 3/1999
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           13,367
PRIMARY CODE:                   1 - LEASE RENEWS
SECONDARY CODE:                 1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    28.07/SF/YR
THEREAFTER - GROWING AT     S.00%

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 1.35/SF MULTIPLIED BY AREA-MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES

  2       6.00            4     NONE        FREE         YES           YES
  3       6.00            4     NONE        FREE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

-RENEWAL ALTERATIONS:  MARKET RATE BTIR
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 43 - SUITE 2102      ,  GSA PRETRIAL SERVC
BASE LEASE DATES:         1/1994 TO 12/2003
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           3,375
PRIMARY CODE:                  1 - LEASE RENEWS
SECONDARY CODE:                1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     17.33/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE BTIR
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 44 - SUITE 2201         , GSA COURT OF APPEA
BASE LEASE DATES:         3/1993 TO 4/2003
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           14,198
PRIMARY CODE:                  1 - LEASE RENEWS

SECONDARY CODE:                1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     16.40/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          5        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 45 - SUITE 2202        , VACANT
BASE LEASE DATES:         9/1997 TO 8/2002
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           4,757
PRIMARY CODE:                  1 - LEASE RENEWS
SECONDARY CODE:                1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE - MARKET RATE MHI
THEREAFTER - GROWING AT GROWTH RATE CP25
WITH FREE MONTHS FREE RENT

RECOVERIES;

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

COMMISSIONS:     STANDARD METHOD #1
PAYOUT:          CASHED OUT

ALTERATIONS:     MARKET RATE NTIR
PAYOUT:          CASHED OUT

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------

  1        6.00          5      NONE        FREE         YES           YES
  2        6.00          4      NONE        FREE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE BTIR
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 46 - SUITE 2301      , BELL ATLANTIC VA
BASE LEASE DATES:      11/1988 TO 11/1998
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          17,344
PRIMARY CODE:                  2 - LEASE EXPIRES
SECONDARY CODE:                1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     20.84/SF/YR
CHANGING TO  -     21.78/SF/YR ON 11/1996
CHANGING TO  -     22.76/SF/YR ON 11/1997

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 1.35/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          4        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES
   3        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CP25 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

#  47 - SUITE 2401       , BELL ATLANTIC VA
BASE LEASE DATES:       11/1988 TO 11/1998
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           15,856
PRIMARY CODE:                  2 - LEASE EXPIRES
SECONDARY CODE:                1 - OFFICE
MARKET RATE: MHI
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     22.80/SF/YR
CHANGING TO  -     23.82/SF/YR ON 11/1996
CHANGING TO  -     24.89/SF/YR ON 11/1997

RECOVERIES:

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAX
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 1.35/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------     ------   --------   ---------   -----------  -----------
   1        6.00          1        NONE        FREE          YES         YES
   2        6.00          4        NONE        FREE          YES         YES
   3        6.00          4        NONE        FREE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MHI MULTIPLIED BY      1.000
INCREASING AT GROWTH RATE CP25    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY GOPX

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

                                 Investor Survey

====================================================================================================================================
                       CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY - AUTUMN 1996
====================================================================================================================================

                                     CAPITALIZATION RATES            INTERNAL               GROWTH RATES       TYPICAL PROJECTION
                                 GOING-IN         TERMINAL       RATE OF RETURN       INCOME        EXPENSES     PERIOD (YEARS)
                                -------------------------------------------------------------------------------------------------
                                LOW    HIGH     LOW     HIGH      LOW     HIGH     LOW    HIGH     LOW   HIGH     LOW   HIGH
                                =================================================================================================
====================================================================================================================================
CLASS A - LEASED ASSET                                                                                  OFFICE MARKET - URBAN/CBD
====================================================================================================================================
                                9.5%   10.0%   10.0%    10.0%    11.5%    11.5%    3.0%    3.0%    3.0%   4.0%   10.0   10.0
                                9.5%   10.0%   10.0%    10.5%    15.0%    15.0%    4.0%    4.0%    4.0%   4.0%    5.0    7.0
                                8.0%    9.0%    8.5%     8.5%    11.0%    12.0%    4.0%    4.0%    4.0%   4.0%   10.0   10.0
                               13.0%   13.0%    -        -       14.0%    14.0%    5.0%    5.0%    3.0%   3.0%    5.0    7.0
                                8.0%    8.0%    8.5%     8.5%    10.5%    10.5%    0.0%    8.0%    3.0%   5.0%   10.0   10.0
                                9.3%    9.3%   10.3%    10.3%    11.5%    11.5%    3.8%    4.0%    4.3%   4.3%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                8.0%    9.0%    8.5%     9.0%    10.5%    11.5%    3.0%    3.5%    3.0%   3.5%   10.0   10.0
                               10.0%   10.0%   10.0%    10.0%    12.5%    12.5%    3.0%    3.0%    3.0%   3.0%   10.0   10.0
                                9.0%    9.0%    9.0%    10.0%    11.0%    11.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0
                                8.0%    9.0%    8.0%     9.0%    10.0%    12.0%    4.0%    4.0%    4.0%   4.0%    5.0   10.0

Responses                      11      11      10       10       11       11      11      11      11     11      11     11
Average (%)                     9.2%    9.6%    9.2%     9.7%    11.7%    12.0%    3.3%    4.2%    3.4%   3.9%    8.5    9.5

====================================================================================================================================
CLASS B - LEASED ASSET
====================================================================================================================================
                               10.0%   10.0%    9.0%     9.5%    11.0%    12.0%    4.0%    4.0%    4.0%   4.0%   10.0   10.0
                                9.5%    9.5%   10.0%    10.0%    12.0%    12.0%    0.0%    8.0%    3.0%   5.0%   10.0   10.0
                                9.5%    9.5%   10.5%    10.5%    11.5%    11.5%    3.8%    4.0%    4.3%   4.3%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                9.5%   10.0%   10.0%    11.0%    12.0%    12.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0
                               15.0%   15.0%    -        -       20.0%    20.0%    5.0%    5.0%    3.0%   3.0%    5.0    7.0
                                9.0%   10.0%    -        -        -        -       -       -       -      -       -      -
                                9.0%   10.0%    9.0%    10.0%    12.0%    13.0%    4.0%    4.0%    4.0%   4.0%    5.0   10.0
Responses                        8      8       6        6        7        7       7       7       7      7       7      7
Average (%)                     10.0%  10.4%    9.7%    10.3%    12.8%    13.1%    3.3%    4.7%    3.5%   4.0%    8.3    9.7

====================================================================================================================================
CLASS A - VALUE ADDED
====================================================================================================================================
                                8.0%    9.0%    9.5%    10.0%    15.0%    15.0%    4.0%    4.0%    4.0%   4.0%    5.0    7.0
                                8.0%   10.0%    8.5%     9.0%    11.0%    12.0%    4.0%    4.0%    4.0%   4.0%   10.0   10.0
                               10.0%   10.0%   10.0%    10.0%    13.0%    13.0%    0.0%    8.0%    3.0%   5.0%   10.0   10.0
                               10.0%   11.0%   10.0%    11.0%    16.0%    20.0%    4.0%    4.0%    3.0%   3.0%    5.0    5.0
                                9.5%    9.5%   10.5%    10.5%    11.5%    11.5%    3.8%    4.0%    4.3%   4.3%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                               12.0%   12.0%    -        -       13.0%    13.0%    5.0%    5.0%    3.0%   3.0%    5.0    7.0
                                9.0%    9.0%    9.0%    10.0%    13.0%    13.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0
                                -       -       -        -       12.0%    13.0%    4.0%    4.0%    4.0%   4.0%    5.0   10.0
Responses                        8      8       7        7        9        9       9       9       9      9       9      9
Average (%)                      9.4%  10.0%    9.6%    10.2%    12.8%    13.5%    3.5%    4.6%    3.5%   3.9%    7.6    8.9

====================================================================================================================================
CLASS B - VALUE ADDED
====================================================================================================================================
                               12.0%   12.0%   12.0%    12.0%    15.0%    15.0%    0.0%    8.0%    3.0%   5.0%   10.0   10.0
                               10.0%   11.0%   10.0%    11.0%    16.0%    20.0%    4.0%    4.0%    3.0%   3.0%    5.0    5.0
                                9.8%    9.8%   10.8%    10.8%    11.5%    11.5%    3.8%    4.0%    4.3%   4.3%   10.0   10.0
                               14.0%   14.0%    -        -       20.0%    20.0%    5.0%    5.0%    3.0%   3.0%    5.0    7.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                               10.0%   10.0%   10.0%    11.0%    14.0%    14.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0

Responses                       6       6       5        5        6        6       6       6       6      6       6      6
Average (%)                    10.7%   11.0%   10.5%    11.2%    14.6%    15.3%    3.2%    4.8%    3.3%   3.9%    8.0    8.8

                           =========================================================================================================
Total Responses                33      33      28       28       33       33      33      33      33     33     33      33
Weighted Average (%)            9.8%   10.3%    9.7%    10.3%    13.0%    13.5%    3.3%    4.6%    3.4%   3.9%   8.1     9.2
                           =========================================================================================================


"Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

"Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues



8 REAL ESTATE OUTLOOK

====================================================================================================================================
                       CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY - AUTUMN 1996
====================================================================================================================================

                                     CAPITALIZATION RATES            INTERNAL               GROWTH RATES       TYPICAL PROJECTION
                                 GOING-IN         TERMINAL       RATE OF RETURN       INCOME        EXPENSES     PERIOD (YEARS)
                                -------------------------------------------------------------------------------------------------
                                LOW    HIGH     LOW     HIGH      LOW     HIGH     LOW    HIGH     LOW   HIGH     LOW   HIGH
                                =================================================================================================
====================================================================================================================================
CLASS A - LEASED ASSET                                                                           OFFICE MARKET - SUBURBAN/NON-CBD
====================================================================================================================================
                                9.5%    9.5%   10.5%    10.5%    10.5%    10.5%    3.0%    3.0%    3.0%   3.0%   10.0   10.0
                                8.5%    8.5%    9.3%     9.3%    11.3%    11.3%    4.0%    4.0%    4.0%   4.0%   10.0   10.0
                               11.0%   11.0%    -        -       12.0%    12.0%    5.0%    3.0%    3.0%   3.0%    5.0    7.0
                                8.5%   10.0%    9.0%    10.5%    11.0%    12.5%    3.5%    3.5%    3.5%   3.5%   10.0   10.0
                                8.0%   10.0%    9.5%    10.0%    11.5%    12.0%    4.0%    6.0%    4.0%   4.0%   10.0   10.0
                               10.0%   11.0%   10.5%    11.0%    12.0%    12.0%    3.0%    3.0%    3.0%   3.0%   10.0   10.0
                                8.0%    9.0%    8.5%     8.5%    11.0%    12.0%    4.0%    4.0%    4.0%   4.0%   10.0   10.0
                                8.0%    8.0%    8.5%     8.5%    10.5%    10.5%    0.0%    8.0%    3.0%   5.0%   10.0   10.0
                                9.1%    9.1%   10.1%    10.1%    11.5%    11.5%    3.8%    4.0%    4.3%   4.3%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                8.5%   10.0%    9.0%    10.5%    11.0%    11.5%    3.0%    3.5%    3.0%   3.5%   10.0   10.0
                                9.0%    9.0%   10.0%    10.0%    11.5%    11.5%    4.0%    4.0%    4.0%   4.0%   10.0   10.0
                                9.0%    9.0%    9.0%     9.0%    12.0%    13.0%    4.0%    7.0%    4.0%   4.0%    5.0    7.0
                                9.0%    9.0%    9.0%    10.0%    11.0%    11.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0
                                8.0%   10.0%    -        -        -        -       -       -       -      -       -      -
                                8.0%    9.0%    8.0%     9.0%    10.0%    12.0%    5.0%    5.0%    4.0%   4.0%    5.0   10.0

Responses                      16      16      14       14       15       15      15      15      15     15      15     15
Average %                       8.8%    9.5%    9.3%     9.9%    11.2%    11.6%    3.5%    4.4%    3.6%   3.8%    8.9    9.7
====================================================================================================================================
CLASS B-LEASED ASSET
====================================================================================================================================
                                9.5%    9.5%   10.5%    10.5%    10.5%    10.5%    3.0%    3.0%    3.0%   3.0%   10.0   10.0
                                8.8%    8.8%    9.5%     9.5%    11.8%    11.8%    3.5%    3.5%    3.5%   3.5%   10.0   10.0
                               12.0%   12.0%    -        -       18.0%    18.0%    5.0%    3.0%    3.0%   3.0%    5.0    7.0
                               10.5%   10.5%   10.0%    10.0%    11.0%    13.0%    2.0%    2.0%    2.0%   2.0%   10.0   10.0
                                8.0%   10.0%    9.5%    10.0%    11.0%    12.0%    4.0%    6.0%    4.0%   4.0%   10.0   10.0
                                9.0%   10.0%    9.0%     9.5%    11.0%    12.0%    4.0%    4.0%    4.0%   4.0%   10.0   10.0
                                9.5%    9.5%   10.0%    10.0%    11.0%    11.0%    0.0%    8.0%    3.0%   5.0%   10.0   10.0
                                9.4%    9.4%   10.4%    10.4%    11.5%    11.5%    3.8%    4.0%    4.3%   4.3%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                               10.0%   10.0%   10.0%    10.0%    14.0%    15.0%    4.0%    7.0%    4.0%   4.0%    5.0    7.0
                                9.0%    9.0%    9.0%    10.0%    11.0%    11.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0
                               10.0%   11.0%    -        -        -        -       -       -       -      -       -      -
                               10.0%   11.0%   10.0%    11.0%    12.0%    13.0%    5.0%    5.0%    4.0%   4.0%    5.0   10.0

Responses                      13      13      11       11       12       12      12      12      12     12      12     12
Average %                       9.5%   10.0%    9.8%    10.2%    12.0%    12.5%    3.4%    4.5%    3.4%   3.7%    8.6    9.6
====================================================================================================================================
CLASS A-VALUE ADDED
====================================================================================================================================
                               10.0%   10.0%    -        -       13.0%    13.0%    3.0%    3.0%    3.0%   3.0%    5.0    7.0
                                8.0%   10.0%    8.5%     9.0%    11.0%    12.0%    4.0%    4.0%    4.0%   4.0%   10.0   10.0
                               10.0%   10.0%   10.0%    10.0%    12.5%    12.5%    0.0%    8.0%    3.0%   5.0%   10.0   10.0
                               10.0%   11.0%   10.0%    11.0%    16.0%    20.0%    4.0%    4.0%    3.0%   3.0%    5.0    5.0
                                9.4%    9.4%   10.4%    10.4%    11.5%    11.5%    3.8%    4.0%    4.3%   4.3%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                6.0%    6.0%    9.0%     9.0%    17.0%    20.0%    4.0%    7.0%    4.0%   4.0%    5.0    7.0
                                9.0%    9.0%    9.0%    10.0%    13.0%    13.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0
                                8.0%   10.0%    -        -        -        -       -       -       -      -       -      -
                               12.0%   12.0%   10.0%    10.0%    16.0%    16.0%    3.0%    3.0%    3.0%   3.0%    2.0    2.0

Responses                      10      10       8        8        9        9       9       9       9      9       9      9
Average (%)                     9.1%    9.7%    9.5%    10.0%    13.4%    14.3%    3.1%    4.6%    3.4%   3.8%    7.2    8.0
====================================================================================================================================
CLASS B-VALUE ADDED
====================================================================================================================================
                               11.0%   11.0%    -        -       18.0%    18.0%    3.0%    3.0%    3.0%   3.0%    5.0    7.0
                               10.5%   10.5%   10.0%    10.0%    11.0%    13.0%    2.0%    2.0%    2.0%   2.0%   10.0   10.0
                               11.0%   11.0%   11.0%    11.0%    14.0%    14.0%    0.0%    8.0%    3.0%   5.0%   10.0   10.0
                               10.0%   11.0%   10.0%    11.0%    16.0%    20.0%    4.0%    4.0%    3.0%   3.0%    5.0    5.0
                                9.6%    9.6%   10.6%    10.6%    11.5%     1.5%    3.8%    4.0%    4.3%   4.3%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                6.0%    6.0%   10.0%    11.0%    20.0%    20.0%    4.0%    7.0%    4.0%   4.0%    5.0    7.0
                                9.0%    9.0%    9.0%    10.0%    13.0%    13.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0
                                9.0%   10.0%    -        -        -        -       -       -       -      -       -      -
                               12.0%   12.0%   10.0%    10.0%    16.0%    16.0%    3.0%    3.0%    3.0%   3.0%    2.0    2.0

Responses                      10      10       8        8        9        9       9       9       9      9       9      9
Average (%)                     9.7%   10.0%   10.0%    10.5%    14.5%    15.2%    2.9%    4.3%    3.2%   3.6%    7.2    8.0
                       =============================================================================================================
Total responses                49      49      41       41       45       45      45      45      45     45      45     45
Weighted Average (%)            9.3%    9.8%    9.7%    10.1%    12.8%    13.4%    3.2%    4.4%    3.4%   3.7%    8.0    8.8
                       =============================================================================================================



                                                                  AUTUMN 1996 9

====================================================================================================================================
                       CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY - AUTUMN 1996
====================================================================================================================================

                                     CAPITALIZATION RATES            INTERNAL               GROWTH RATES       TYPICAL PROJECTION
                                 GOING-IN         TERMINAL       RATE OF RETURN       INCOME        EXPENSES     PERIOD (YEARS)
                                -------------------------------------------------------------------------------------------------
                                LOW    HIGH     LOW     HIGH      LOW     HIGH     LOW    HIGH     LOW   HIGH     LOW   HIGH
                                =================================================================================================
====================================================================================================================================
CLASS A-LEASED ASSET                                                                     INDUSTRIAL MARKET-WAREHOUSE/DISTRIBUTION
====================================================================================================================================
                                9.2%    9.2%    9.5%     9.5%    10.0%    10.0%    3.0%    3.0%    3.0%   3.0%   10.0   10.0
                                8.5%    8.5%    9.3%     9.3%    11.0%    11.0%    4.0%    4.0%    4.0%   4.0%   10.0   10.0
                                8.5%   10.0%    9.5%    10.0%    11.0%    12.0%    3.5%    3.5%    3.5%   3.5%   10.0   10.0
                                9.0%    9.0%    9.5%     9.5%    11.0%    11.0%    3.0%    4.0%    3.0%   4.0%   10.0   10.0
                                8.0%    8.0%    8.5%     8.5%    10.5%    10.5%    0.0%    8.0%    3.0%   5.0%   10.0   10.0
                                9.5%    9.5%   10.0%    10.0%    11.5%    11.5%    3.3%    3.3%    3.5%   3.5%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                8.5%   10.0%    9.0%    10.5%    11.0%    11.5%    3.0%    3.5%    3.0%   3.5%   10.0   10.0
                                9.0%    9.0%   10.0%    10.0%    11.0%    11.0%    3.0%    3.0%    3.0%   3.0%   10.0   10.0
                                9.0%    9.0%    9.5%     9.5%    10.5%    10.5%    3.0%    4.0%    3.0%   4.0%    7.0   10.0

Responses                      10      10      10       10       10       10      10      10      10     10      10     10
Average (%)                     8.8%    9.2%    9.4%     9.8%    10.9%    11.0%    2.9%    4.0%    3.3%   3.8%    9.8   10.1
====================================================================================================================================
CLASS B-LEASED ASSET
====================================================================================================================================
                                9.2%    9.2%    9.5%     9.5%    10.0%    10.0%    3.0%    3.0%    3.0%   3.0%   10.0   10.0
                                8.8%    8.8%    9.5%     9.5%    11.3%    11.3%    3.5%    3.5%    3.5%   3.5%   10.0   10.0
                                9.5%    9.5%   10.0%    10.0%    11.5%    11.5%    3.0%    4.0%    3.0%   4.0%   10.0   10.0
                               10.0%   10.0%   11.0%    11.0%    12.0%    12.0%    0.0%    8.0%    3.0%   5.0%   10.0   10.0
                                9.8%    9.8%   10.3%    10.3%    11.5%    11.5%    3.3%    3.3%    3.5%   3.5%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                9.5%    9.5%   10.0%    10.0%    11.0%    11.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0

Responses                       7       7       7        7        7        7       7       7       7      7       7      7
Average(%)                      9.3%    9.5%   10.0%    10.2%    11.2%    11.2%    2.8%    4.3%    3.2%   3.9%    9.7   10.1
====================================================================================================================================
CLASS A-VALUE ADDED
====================================================================================================================================
                               11.0%   11.0%   12.0%    12.0%    13.0%    13.0%    0.0%    8.0%    3.0%   5.0%   10.0   10.0
                                9.8%    9.8%   10.3%    10.3%    11.5%    11.5%    3.3%    3.3%    3.5%   3.5%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                9.5%    9.5%   10.0%    10.0%    12.0%    12.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0

Responses                       4       4       4        4        4        4       4       4       4      4      4       4
Average (%)                     9.7%    9.9%   10.4%    10.8%    11.9%    11.9%    2.4%    4.8%    3.3%   4.1%   9.5    10.3
====================================================================================================================================
CLASS B-VALUE ADDED
====================================================================================================================================
                               12.0%   12.0%   13.0%    13.0%    14.0%    14.0%    0.0%    8.0%    3.0%   5.0%   10.0   10.0
                               10.0%   10.0%   10.5%    10.5%    11.5%    11.5%    3.3%    3.3%    3.5%   3.5%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                               10.0%   10.0%   10.5%    10.5%    13.0%    13.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0

Responses                       4       4       4        4        4        4       4       4       4      4       4      4
Average (%)                    10.1%   10.4%   10.9%    11.3%    12.4%    12.4%    2.4%    4.8%    3.3%   4.1%    9.5   10.3
                       =============================================================================================================
Total Responses                25      25      25       25       25       25      25      25      25     25      25     25
Weighted Average (%)            9.5%    9.7%   10.2%    10.5%    11.6%    11.6%    2.6%    4.5%    3.2%   4.0%    9.6   10.2
                       =============================================================================================================

"Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties.

"Value Added" denotes properties which require more active management due to leasing issued and/or additional capital investment for physical issues




10 REAL ESTATE OUTLOOK

====================================================================================================================================
                       CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY - AUTUMN 1996
====================================================================================================================================

                                     CAPITALIZATION RATES            INTERNAL               GROWTH RATES       TYPICAL PROJECTION
                                 GOING-IN         TERMINAL       RATE OF RETURN       INCOME        EXPENSES     PERIOD (YEARS)
                                -------------------------------------------------------------------------------------------------
                                LOW    HIGH     LOW     HIGH      LOW     HIGH     LOW    HIGH     LOW   HIGH     LOW   HIGH
                                =================================================================================================
====================================================================================================================================
CLASS A - LEASED ASSET                                       INDUSTRIAL MARKET - BUSINESS PARKS, OTHER INDUSTRIAL & MANUFACTURING
====================================================================================================================================
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                9.5%    9.5%   10.0%    10.0%    12.0%    12.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   10.0   10.0
                                9.0%    9.0%    -        -       12.0%    12.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0

Responses                       4       4       3        3        4        4       4       4       4      4       4      4
Average (%)                     8.9%    9.4%    9.7%    10.7%    11.5%    11.5%    3.3%    4.0%    3.3%   4.0%    8.8   10.3
====================================================================================================================================
CLASS B-LEASED ASSET
====================================================================================================================================
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                               10.0%   10.0%   10.5%    10.5%    12.0%    12.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   10.0   10.0
                               10.0%   10.0%    -        -       12.0%    12.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0

Responses                       4       4       3        3        4        4       4       4       4      4       4      4
Average (%)                     9.3%    9.8%    9.8%    10.8%    11.5%    11.5%    3.3%    4.0%    3.3%   4.0%    8.8   10.3
====================================================================================================================================
CLASS A-VALUE ADDED
====================================================================================================================================
                               10.0%   11.0%   10.0%    11.0%    16.0%    20.0%    4.0%    4.0%    3.0%   3.0%    5.0    5.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                               10.0%   10.0%   10.5%    10.5%    12.0%    12.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                               10.0%   10.0%    -        -       12.0%    12.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0

Responses                       5       5       4        4        5        5       5       5       5      5       5      5
Average (%)                     9.4%   10.0%    9.9%    10.9%    12.4%    13.2%    3.4%    4.0%    3.2%   3.8%    8.2    9.4
====================================================================================================================================
CLASS B-VALUE ADDED
====================================================================================================================================
                               10.0%   11.0%   10.0%    11.0%    16.0%    20.0%    4.0%    4.0%    3.0%   3.0%    5.0    5.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                               10.5%   10.5%   11.0%    11.0%    12.0%    12.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                               10.5%   10.5%    -        -       12.0%    12.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0

Responses                       5       5       4        4        5        5       5       5       5      5       5      5
Average (%)                     9.6%   10.2%   10.0%    11.0%    12.4%    13.2%    3.4%    4.0%    3.2%   3.8%    8.2    9.4

                       =============================================================================================================
Total Responses                18      18      14       14       18       18      18      18      18     18      18     18
Weighted Average (%)            9.3%    9.8%    9.8%    10.8%    12.0%    12.4%    3.3%    4.0%    3.2%   3.9%    8.5    9.8
                       =============================================================================================================


"Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

"Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues.


                                                                 AUTUMN 1996 11

====================================================================================================================================
                       CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY - AUTUMN 1996
====================================================================================================================================

                                     CAPITALIZATION RATES            INTERNAL               GROWTH RATES       TYPICAL PROJECTION
                                 GOING-IN         TERMINAL       RATE OF RETURN       INCOME        EXPENSES     PERIOD (YEARS)
                                -------------------------------------------------------------------------------------------------
                                LOW    HIGH     LOW     HIGH      LOW     HIGH     LOW    HIGH     LOW   HIGH     LOW   HIGH
                                =================================================================================================
====================================================================================================================================
CLASS A-LEASED ASSET                                                                RETAIL MARKET-NEIGHBORHOOD & COMMUNITY CENTERS
====================================================================================================================================
                                9.0%   10.5%    9.5%    10.5%    11.0%    12.5%    3.5%    3.5%    3.5%   3.5%   10.0   10.0
                                9.5%   10.0%   10.0%    10.0%    12.5%    12.5%    3.0%    3.0%    3.0%   3.0%   10.0   10.0
                               10.0%   10.0%   10.5%    10.5%    15.0%    15.0%    4.0%    4.0%    4.0%   4.0%    5.0    7.0
                               10.3%   10.3%   10.8%    10.8%    13.0%    13.0%    2.0%    2.0%    4.0%   4.0%    7.0    7.0
                                9.0%    9.0%   10.0%    10.0%    10.0%    10.0%    0.0%    6.0%    2.0%   5.0%   10.0   10.0
                                9.8%    9.8%   10.3%    10.3%    11.5%    11.5%    3.8%    4.0%    4.0%   4.0%   10.0   10.0
                                9.0%   10.0%    -        -        -        -       3.0%    3.0%    4.0%   4.0%   10.0   10.0
                                9.0%    9.0%    9.5%    10.0%    11.0%    11.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0

Responses                       9       9       8        8        8        8       9       9       9      9       9      9
Average (%)                     9.3%    9.8%   10.0%    10.4%    11.9%    12.1%    2.9%    3.7%    3.4%   3.9%    8.9    9.4
====================================================================================================================================
CLASS B-LEASED ASSET
====================================================================================================================================
                               10.8%   10.8%   11.3%    11.3%    14.0%    14.0%    2.0%    2.0%    4.0%   4.0%    7.0    7.0
                               10.0%   10.0%   11.0%    11.0%    12.0%    12.0%    0.0%    6.0%    2.0%   5.0%   10.0   10.0
                                9.0%   10.0%    -        -        -        -       3.0%    3.0%    4.0%   4.0%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                9.5%    9.5%   10.0%    11.0%    12.0%    12.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0
                                9.5%   10.5%    -        -        -        -       -       -       -      -       -      -

Responses                       6       6       4        4        4        4       5       5       5      5       5      5
Average (%)                     9.5%   10.0%   10.4%    11.1%    12.3%    12.3%    2.3%    3.8%    3.3%   4.2%    9.0    9.6
====================================================================================================================================
CLASS A-VALUE ADDED
====================================================================================================================================
                               11.0%   11.0%   12.0%    12.0%    13.0%    13.0%    0.0%    6.0%    2.0%   5.0%   10.0   10.0
                               10.0%   11.0%   10.0%    11.0%    16.0%    20.0%    4.0%    4.0%    3.0%   3.0%   10.0   10.0
                                9.0%   10.0%    -        -        -        -       3.0%    3.0%    4.0%   4.0%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                9.5%    9.5%    9.5%    10.0%    13.0%    13.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0
                                9.0%   10.0%    -        -        -        -       -       -       -      -       -      -
                               11.0%   11.0%    9.5%     9.5%    16.0%    16.0%    3.0%    3.0%    3.0%   3.0%    3.0    3.0

Responses                       7       7       5        5        5        5       6       6       6      6       6      6
Average (%)                     9.7%   10.3%   10.1%    10.7%    13.8%    14.6%    2.8%    4.0%    3.1%   3.8%    8.5    9.0
====================================================================================================================================
CLASS B-VALUE ADDED
====================================================================================================================================
                               13.0%   13.0%   14.0%    14.0%    14.0%    14.0%    0.0%    6.0%    2.0%   5.0%   10.0   10.0
                               10.0%   11.0%   10.0%    11.0%    16.0%    20.0%    4.0%    4.0%    3.0%   3.0%   10.0   10.0
                                9.0%   10.0%    -        -        -        -       3.0%    3.0%    4.0%   4.0%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                               10.0%   10.0%   10.0%    11.0%    14.0%    14.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0
                               11.0%   11.0%   10.5%    10.5%    16.0%    16.0%    3.0%    3.0%    3.0%   3.0%    3.0    3.0

Responses                       6       6       5        5        5        5       6       6       6      6       6      6
Average (%)                    10.3%   10.8%   10.8%    11.5%    14.2%    15.0%    2.8%    4.0%    3.1%   3.8%    8.5    9.0

                       =============================================================================================================
Total Responses                28      28      22       22       22       22      26      26      26     26      26     26
Weighted Average (%)            9.7%   10.2%   10.3%    10.9%    13.0%    13.5%    2.7%    3.9%    3.2%   4.0%    8.7    9.3
                       =============================================================================================================


"Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

"Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


12 REAL ESTATE OUTLOOK

====================================================================================================================================
                       CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY - AUTUMN 1996
====================================================================================================================================

                                     CAPITALIZATION RATES            INTERNAL               GROWTH RATES       TYPICAL PROJECTION
                                 GOING-IN         TERMINAL       RATE OF RETURN       INCOME        EXPENSES     PERIOD (YEARS)
                                -------------------------------------------------------------------------------------------------
                                LOW    HIGH     LOW     HIGH      LOW     HIGH     LOW    HIGH     LOW   HIGH     LOW   HIGH
                                =================================================================================================
====================================================================================================================================
CLASS A-LEASED ASSET                                                                      RETAIL MARKET-POWER CENTERS & "BIG BOX"
====================================================================================================================================
                                9.0%    9.0%    9.5%     9.5%    11.0%    11.0%    3.0%    3.0%    3.0%   3.0%   10.0   10.0
                               10.0%   10.0%    9.5%     9.5%    15.0%    15.0%    4.0%    4.0%    4.0%   4.0%    5.0   10.0
                               10.5%   10.5%   10.5%    10.5%    11.0%    12.0%    2.0%    2.0%    3.0%   3.0%   10.0   10.0
                                9.5%    9.5%   10.0%    10.0%    11.4%    11.4%    3.8%    3.8%    4.0%   4.0%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                9.5%    9.5%    9.5%    10.0%    11.0%    11.5%    3.0%    3.5%    3.0%   3.5%   10.0   10.0
                                9.3%    9.3%    9.5%    10.0%    10.5%    10.5%    3.0%    4.0%    3.0%   4.0%    7.0   10.0
                                9.0%    9.0%    -        -        -        -       -       -       -      -       -      -
                                9.0%    9.5%    9.5%    10.0%    11.0%    11.0%    4.0%    4.0%    4.0%   4.0%   10.0   10.0

Responses                       9       9       8        8        8        8       8       8       8      8       8      8
Average (%)                     9.4%    9.5%    9.7%    10.1%    11.5%    11.7%    3.3%    3.5%    3.4%   3.7%    9.1   10.1
====================================================================================================================================
CLASS B-LEASED ASSET
====================================================================================================================================
                               10.8%   10.8%   10.8%    10.8%    11.0%    12.0%    2.0%    3.0%    3.0%   3.0%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                               10.0%   10.0%   10.0%    10.0%    11.0%    11.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0

Response                        3       3       3        3        3        3       3       3       3      3       3      3
Average (%)                     9.8%   10.1%   10.1%    10.6%    11.0%    11.3%    2.8%    3.7%    3.2%   3.7%    9.3   10.3
====================================================================================================================================
CLASS A-VALUE ADDED
====================================================================================================================================
                               10.8%   10.8%   10.8%    10.8%    12.0%    12.0%    2.0%    2.0%    3.0%   3.0%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                9.5%    9.5%   10.0%    10.0%    13.0%    13.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0

Response                        3       3       3        3        3        3       3       3       3      3       3      3
Average (%)                     9.6%    9.9%   10.1%    10.6%    12.0%    12.0%    2.8%    3.3%    3.2%   3.7%    9.3   10.3
====================================================================================================================================
CLASS B-VALUE ADDED
====================================================================================================================================
                               11.0%   11.0%   10.8%    10.8%    12.0%    12.0%    2.0%    2.0%    3.0%   3.0%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                -       -       -        -       15.0%    15.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0

Responses                       2       2       2        2        3        3       3       3       3      3       3      3
Average (%)                     9.8%   10.3%   10.1%    10.9%    12.7%    12.7%    2.8%    3.3%    3.2%   3.7%    9.3   10.3

                       =============================================================================================================
Total Responses                17      17      16       16       17       17      17      17      17     17      17     17
Weighted Average (%)            9.6%    9.9%   10.0%    10.5%    11.8%    11.9%    2.9%    3.5%    3.2%   3.7%    9.3   10.3
                       =============================================================================================================

"Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

"Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


                                                                 AUTUMN 1996 13

====================================================================================================================================
                       CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY - AUTUMN 1996
====================================================================================================================================

                                     CAPITALIZATION RATES            INTERNAL               GROWTH RATES       TYPICAL PROJECTION
                                 GOING-IN         TERMINAL       RATE OF RETURN       INCOME        EXPENSES     PERIOD (YEARS)
                                -------------------------------------------------------------------------------------------------
                                LOW    HIGH     LOW     HIGH      LOW     HIGH     LOW    HIGH     LOW   HIGH     LOW   HIGH
                                =================================================================================================
====================================================================================================================================
CLASS A-LEASED ASSET                                                                                 RETAIL MARKET-REGIONAL MALLS
====================================================================================================================================
                                7.5%    7.5%    8.0%     8.0%    11.3%    11.3%    4.0%    4.0%    4.0%   4.0%   10.0   10.0
                                9.0%    9.0%    9.0%     9.0%    15.0%    15.0%    4.0%    4.0%    4.0%   4.0%    5.0    5.0
                                7.5%    7.5%    7.8%     7.8%    12.0%    12.0%    1.5%    2.0%    3.0%   3.0%   10.0   10.0
                                7.0%    8.0%    8.0%     8.0%    10.5%    11.5%    0.0%    4.0%    3.0%   4.0%   10.0   10.0
                                9.0%    -       -        -        -        -       3.0%    3.0%    4.0%   4.0%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                8.0%    8.0%    8.0%     9.0%    10.5%    11.0%    3.0%    3.5%    3.0%   3.5%   10.0   10.0
                                8.0%    8.0%    8.5%     8.5%    11.0%    11.0%    4.0%    4.0%    4.0%   4.0%   10.0   10.0
                                7.8%    8.0%    8.3%     8.5%    11.0%    12.0%    2.5%    3.0%    2.5%   3.0%   10.0   10.0
                                7.0%    8.0%    7.0%     8.0%    10.0%    11.0%    4.0%    4.0%    4.0%   4.0%    5.0   10.0

Responses                      10       9       9        9        9        9      10      10      10     10      10     10
Average (%)                     7.9%    8.2%    8.2%     8.6%    11.4%    11.8%    3.0%    3.6%    3.5%   3.8%    9.1    9.6
====================================================================================================================================
CLASS B-LEASED ASSET
====================================================================================================================================
                               10.0%   10.0%   10.0%    10.0%    17.0%    17.0%    4.0%    4.0%    4.0%   4.0%    5.0    5.0
                                9.0%    9.0%    9.0%     9.0%    13.5%    13.5%    2.0%    2.0%    4.0%   4.0%    7.0    7.0
                                9.0%   10.0%   10.0%    10.0%    12.0%    14.0%    0.0%    4.0%    3.0%   4.0%   10.0   10.0
                               10.0%    -       -        -        -        -       3.0%    3.0%    4.0%   4.0%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0

Responses                       5       4       4        4        4        4       5       5       5      5       5      5
Average (%)                     9.3%    9.6%    9.6%    10.0%    13.4%    13.9%    2.5%    3.4%    3.7%   4.0%    8.6    8.6
====================================================================================================================================
CLASS A-VALUE ADDED
====================================================================================================================================
                               10.0%   10.0%   10.0%    10.0%    18.0%    18.0%    4.0%    4.0%    4.0%   4.0%    5.0    5.0
                               11.0%   11.0%   11.0%    11.0%    13.0%    14.0%    0.0%    4.0%    3.0%   4.0%   10.0   10.0
                                9.0%    -       -        -        -        -       3.0%    3.0%    4.0%   4.0%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                8.0%    8.5%    8.5%     9.0%    11.5%    12.5%    2.5%    3.0%    2.5%   3.0%   10.0   10.0

Responses                       5       4       4        4        4        4       5       5       5      5       5      5
Average (%)                     9.3%    9.8%    9.8%    10.3%    13.4%    13.9%    2.6%    3.6%    3.4%   3.8%    9.2    9.2
====================================================================================================================================
CLASS B-VALUE ADDED
====================================================================================================================================
                               11.0%   11.0%   11.0%    11.0%    20.0%    20.0%    4.0%    4.0%    4.0%   4.0%    5.0    5.0
                               12.5%   12.5%   12.0%    12.0%    14.0%    15.0%    0.0%    4.0%    3.0%   4.0%   10.0   10.0
                               10.0%    -       -        -        -        -       3.0%    3.0%    4.0%   4.0%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                8.5%    9.0%    9.3%     9.8%    12.0%    13.0%    2.5%    3.0%    2.5%   3.0%   10.0   10.0
                               13.0%   13.0%   11.0%    11.0%    16.0%    16.0%    3.0%    3.0%    3.0%   3.0%    3.0    3.0

Responses                       6       5       5        5        5        5       6       6       6      6       6      6
Average (%)                    10.6%   11.0%   10.6%    11.0%    14.6%    15.0%    2.7%    3.5%    3.3%   3.7%    8.2    8.2

                       =============================================================================================================
TOTAL RESPONSES                26      22      22       22       22       22      26      26      26     26      26     26
WEIGHTED AVERAGE (%)            9.3%    9.6%    9.5%    10.0%    13.2%    13.6%    2.7%    3.5%    3.5%   3.8%    8.8    8.9
                       =============================================================================================================

"Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

"Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


14 REAL ESTATE OUTLOOK

====================================================================================================================================
                       CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY - AUTUMN 1996
====================================================================================================================================

                                     CAPITALIZATION RATES            INTERNAL               GROWTH RATES       TYPICAL PROJECTION
                                 GOING-IN         TERMINAL       RATE OF RETURN       INCOME        EXPENSES     PERIOD (YEARS)
                                -------------------------------------------------------------------------------------------------
                                LOW    HIGH     LOW     HIGH      LOW     HIGH     LOW    HIGH     LOW   HIGH     LOW   HIGH
                                =================================================================================================
====================================================================================================================================
CLASS A-LEASED ASSET                                                                                     RESIDENTIAL - APARTMENTS
====================================================================================================================================
                                8.5%   10.0%    9.0%    10.5%     -        -       -       -       3.5%   3.5%    1.0    1.0
                                8.5%    9.0%    9.0%     9.0%    11.0%    11.0%    3.0%    3.0%    3.0%   3.0%   10.0   10.0
                                9.8%    9.8%   10.0%    10.0%    15.0%    15.0%    4.0%    4.0%    4.0%   4.0%    5.0    7.0
                                8.3%    9.0%    9.0%     9.5%    10.5%    11.5%    3.0%    4.0%    3.0%   4.0%   10.0   10.0
                                7.5%    8.5%    8.0%     9.0%    10.0%    11.0%    0.0%    5.0%    3.0%   5.0%   10.0   10.0
                                8.8%    8.8%    9.0%     9.0%    11.3%    11.3%    3.8%    4.0%    4.0%   4.0%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                8.5%    9.0%    9.0%     9.5%    10.0%    11.5%    3.0%    4.0%    3.0%   3.0%   10.0   10.0
                                8.5%    9.0%    8.5%     9.0%     -        -       3.0%    3.5%    3.0%   3.5%   10.0   10.0
                                8.8%    9.0%    9.0%     9.5%    11.0%    11.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0

Responses                      10      10      10       10        8        8       9       9      10     10      10     10
Average (%)                     8.6%    9.2%    9.0%     9.6%    11.2%    11.7%    2.9%    3.9%    3.3%   3.8%    8.4    8.9
====================================================================================================================================
CLASS B-LEASED ASSET
====================================================================================================================================
                                9.0%    9.5%    9.5%    10.0%    11.0%    12.0%    3.0%    4.0%    3.0%   4.0%   10.0   10.0
                                9.0%   10.0%   10.0%    10.0%    11.0%    12.5%    0.0%    5.0%    3.0%   5.0%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                9.0%   10.0%   10.0%    10.5%    10.5%    12.0%    3.0%    4.0%    3.0%   3.0%   10.0   10.0
                                9.0%    9.5%    9.5%    10.0%    11.5%    11.5%    3.0%    4.0%    3.0%   4.0%    7.0   10.0

Responses                       5       5       5        5        5        5       5       5       5      5       5      5
Average (%)                     8.9%    9.7%    9.7%    10.3%    11.0%    11.8%    2.5%    4.2%    3.1%   4.0%    9.6   10.2
====================================================================================================================================
CLASS A-VALUE ADDED
====================================================================================================================================
                               10.0%   11.0%   11.0%    11.0%    12.5%    13.5%    0.0%    5.0%    3.0%   5.0%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                8.0%    8.0%    9.0%     9.0%    11.0%    12.0%    4.0%    6.0%    3.0%   3.0%    3.0    5.0
                                9.0%    9.0%    9.5%    10.0%    12.0%    12.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0

Responses                       4       4       4        4        4        4       4       4       4      4       4      4
Average (%)                     8.9%    9.4%    9.8%    10.3%    11.6%    12.1%    2.6%    4.8%    3.1%   4.0%    7.8    9.0
====================================================================================================================================
CLASS B-VALUE ADDED
====================================================================================================================================
                               12.0%   13.0%   13.0%    13.0%    13.0%    15.0%    0.0%    5.0%    3.0%   5.0%   10.0   10.0
                                8.5%    9.5%    9.5%    11.0%    11.0%    11.0%    3.5%    4.0%    3.5%   4.0%   11.0   11.0
                                8.0%    8.0%   10.0%    10.0%    11.0%    13.0%    4.0%    6.0%    3.0%   3.0%    3.0    5.0
                                9.5%   10.0%   10.0%    11.0%    13.0%    13.0%    3.0%    4.0%    3.0%   4.0%    7.0   10.0

Responses                       4       4       4        4        4        4       4       4       4      4       4      4
Average (%)                     9.5%   10.1%   10.6%    11.3%    12.0%    13.0%    2.6%    4.8%    3.1%   4.0%    7.8    9.0

                       =============================================================================================================
TOTAL RESPONSES                23      23      23       23       21       21      22      22      23     23      23     23
WEIGHTED AVERAGE (%)            9.0%    9.6%    9.8%    10.4%    11.5%    12.1%    2.7%    4.4%    3.2%   4.0%    8.4    9.3
                       =============================================================================================================

"Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

"Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


                                                                 AUTUMN 1996 15

====================================================================================================================================
                       CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY - AUTUMN 1996
====================================================================================================================================

                                          CAPITALIZATION RATES         INTERNAL                GROWTH RATES      TYPICAL PROJECTION
                                       GOING-IN        TERMINAL     RATE OF RETURN        INCOME        EXPENSES    PERIOD (YEARS)
                                      ---------------------------------------------------------------------------------------------
                                      LOW    HIGH     LOW    HIGH     LOW    HIGH      LOW    HIGH     LOW    HIGH    LOW   HIGH
                                      =============================================================================================
===================================================================================================================================
OFFICE                                                                                               SUMMARY OF WEIGHTED AVERAGES
===================================================================================================================================
Urban/CBD                             9.8%   10.3%    9.7%   10.3%   13.0%   13.5%     3.3%   4.6%     3.4%   3.9%    8.1    9.2

      Class A-Leased Asset            9.2%    9.6%    9.2%    9.7%   11.7%   12.0%     3.3%   4.2%     3.4%   3.9%    8.5    9.5
      Class B-Leased Asset           10.0%   10.4%    9.7%   10.3%   12.8%   13.1%     3.3%   4.7%     3.5%   4.0%    8.3    9.7
      Class A-Value Added             9.4%   10.0%    9.6%   10.2%   12.8%   13.5%     3.5%   4.6%     3.5%   3.9%    7.6    8.9
      Class B-Value Added            10.7%   11.0%   10.5%   11.2%   14.6%   15.3%     3.2%   4.8%     3.3%   3.9%    8.0    8.8

Suburban                              9.3%    9.8%    9.7%   10.1%   12.8%   13.4%     3.2%   4.4%     3.4%   3.7%    8.0    8.8

      Class A-Leased Asset            8.8%    9.5%    9.3%    9.9%   11.2%   11.6%     3.5%   4.4%     3.6%   3.8%    8.9    9.7
      Class B-Leased Asset            9.5%   10.0%    9.8%   10.2%   12.0%   12.5%     3.4%   4.5%     3.4%   3.7%    8.6    9.6
      Class A-Value Added             9.1%    9.7%    9.5%   10.0%   13.4%   14.3%     3.1%   4.6%     3.4%   3.8%    7.2    8.0
      Class B-Value Added             9.7%   10.0%   10.0%   10.5%   14.5%   15.2%     2.9%   4.3%     3.2%   3.6%    7.2    8.0
===================================================================================================================================
INDUSTRIAL
===================================================================================================================================
Warehouse/Distribution                9.5%    9.7%   10.2%   10.5%   11.6%   11.6%     2.6%   4.5%     3.2%   4.0%    9.6   10.2

      Class A-Leased Asset            8.8%    9.2%    9.4%    9.8%   10.9%   11.0%     2.9%   4.0%     3.3%   3.8%    9.8   10.1
      Class B-Leased Asset            9.3%    9.5%   10.0%   10.2%   11.2%   11.2%     2.8%   4.3%     3.2%   3.9%    9.7   10.1
      Class A-Value Added             9.7%    9.9%   10.4%   10.8%   11.9%   11.9%     2.4%   4.8%     3.3%   4.1%    9.5   10.3
      Class B-Value Added            10.1%   10.4%   10.9%   11.3%   12.4%   12.4%     2.4%   4.8%     3.3%   4.1%    9.5   10.3

Business Parks                        9.4%    9.9%   10.0%   10.8%   12.3%   12.9%     3.4%   4.0%     3.2%   3.8%    8.3    9.6

      Class A-Leased Asset            9.0%    9.5%    9.8%   10.5%   11.5%   11.5%     3.3%   4.0%     3.3%   4.0%    9.0   10.5
      Class B-Leased Asset            9.3%    9.8%   10.0%   10.8%   11.5%   11.5%     3.3%   4.0%     3.3%   4.0%    9.0   10.5
      Class A-Value Added             9.5%   10.2%   10.0%   10.8%   13.0%   14.3%     3.5%   4.0%     3.2%   3.7%    7.7    8.7
      Class B-Value Added             9.7%   10.3%   10.2%   11.0%   13.0%   14.3%     3.5%   4.0%     3.2%   3.7%    7.7    8.7

Other Industrial/Manufacturing        9.2%    9.7%    9.5%   11.0%   11.5%   11.5%     3.3%   4.0%     3.3%   4.0%    8.8   10.3

      Class A-Leased Asset            8.8%    9.3%    9.5%   11.0%   11.5%   11.5%     3.3%   4.0%     3.3%   4.0%    8.5   10.0
      Class B-Leased Asset            9.3%    9.8%    9.5%   11.0%   11.5%   11.5%     3.3%   4.0%     3.3%   4.0%    8.5   10.0
      Class A-Value Added             9.3%    9.8%    9.5%   11.0%   11.5%   11.5%     3.3%   4.0%     3.3%   4.0%    9.0   10.5
      Class B-Value Added             9.5%   10.0%    9.5%   11.0%   11.5%   11.5%     3.3%   4.0%     3.3%   4.0%    9.0   10.5
===================================================================================================================================
RETAIL
===================================================================================================================================
Neighborhood & Community Centers      9.7%   10.2%   10.3%   10.9%   13.0%   13.5%     2.7%   3.9%     3.2%   4.0%    8.7    9.3

      Class A-Leased Asset            9.3%    9.8%   10.0%   10.4%   11.9%   11.9%     2.9%   3.7%     3.4%   3.9%    8.9    9.4
      Class B-Leased Asset            9.5%   10.0%   10.4%   11.1%   12.3%   12.3%     2.3%   3.8%     3.3%   4.2%    9.0    9.6
      Class A-Value Added             9.7%   10.3%   10.1%   10.7%   13.8%   14.6%     2.8%   4.0%     3.1%   3.8%    8.5    9.0
      Class B-Value Added            10.3%   10.8%   10.8%   11.5%   14.2%   15.0%     2.8%   4.0%     3.1%   3.8%    8.5    9.0

Power Center & "Big Box"              9.6%    9.9%   10.0%   10.5%   11.8%   11.9%     2.9%   3.5%     3.2%   3.7%    9.1   10.3

      Class A-Leased Asset            9.4%    9.5%    9.7%   10.1%   11.5%   11.7%     3.3%   3.5%     3.4%   3.7%    9.3   10.1
      Class B-Leased Asset            9.8%   10.1%   10.1%   10.6%   11.0%   11.3%     2.8%   3.7%     3.2%   3.7%    9.3   10.3
      Class A-Value Added             9.6%    9.9%   10.1%   10.6%   12.0%   12.0%     2.8%   3.3%     3.2%   3.7%    9.3   10.3
      Class B-Value Added             9.8%   10.3%   10.1%   10.9%   12.7%   12.7%     2.8%   3.3%     3.2%   3.7%    9.3   10.3

Regional Malls                        9.3%    9.6%    9.5%   10.0%   13.2%   13.6%     2.7%   3.5%     3.5%   3.8%    8.8    8.9

      Class A-Leased Asset            7.9%    8.2%    8.2%    8.6%   11.4%   11.8%     3.0%   3.6%     3.5%   3.8%    9.1    9.6
      Class B-Leased Asset            9.3%    9.6%    9.6%   10.0%   13.4%   13.9%     2.5%   3.4%     3.7%   4.0%    8.6    8.6
      Class A-Value Added             9.3%    9.8%    9.8%   10.3%   13.4%   13.9%     2.6%   3.6%     3.4%   3.8%    9.2    9.2
      Class B-Value Added            10.6%   11.0%   10.6%   11.0%   14.6%   15.0%     2.7%   3.5%     3.3%   3.7%    8.2    8.2

Specialty Retail                      9.5%   10.5%   10.8%   11.5%   12.0%   12.6%     1.9%   4.0%     3.3%   4.0%   10.0   10.5

      Class A-Leased Asset            8.2%    9.0%    8.8%    9.7%   10.7%   11.3%     2.5%   4.0%     3.5%   4.0%    8.7   10.3
      Class B-Leased Asset            9.3%   10.3%   10.8%   11.5%   11.5%   12.5%     1.8%   4.0%     3.3%   4.0%   10.5   10.5
      Class A-Value Added            10.0%   11.0%   11.3%   12.0%   12.5%   13.0%     1.8%   4.0%     3.3%   4.0%   10.5   10.5
      Class B-Value Added            10.8%   11.8%   12.3%   13.0%   13.5%   13.5%     1.8%   4.0%     3.3%   4.0%   10.5   10.5
===================================================================================================================================
RESIDENTIAL
===================================================================================================================================
Apartments                            9.0%    9.6%    9.8%   10.4%   11.5%   12.1%     2.7%   4.4%     3.2%   4.0%    8.4    9.3

      Class A-Leased Asset            8.6%    9.2%    9.0%    9.6%   11.2%   11.7%     2.9%   3.9%     3.3%   3.8%    8.4    8.9
      Class B-Leased Asset            8.9%    9.7%    9.7%   10.3%   11.0%   11.8%     2.5%   4.2%     3.1%   4.0%    9.6   10.2
      Class A-Value Added             8.9%    9.4%    9.8%   10.3%   11.6%   12.1%     2.6%   4.8%     3.1%   4.0%    7.8    9.0
      Class B-Value Added             9.5%   10.1%   10.6%   11.3%   12.0%   13.0%     2.6%   4.8%     3.1%   4.0%    7.8    9.0


16  REAL ESTATE OUTLOOK

====================================================================================================================================
                       CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY - AUTUMN 1996
====================================================================================================================================

                                      Single-Tenant NNN Leased Properties
                                          (Excludes "Bondable" Leases)

                             Minimum No.  Going-in Cap Rate  Internal Rate of Return
                              of Years     Low       High       Low        High
Investment Grade Tenant
------------------------------------------------------------------------------------
                                  4.0       9.0%      9.0%      10.0%      12.0%
                      --------------------------------------------------------------
                                 10.0       8.0       9.0       10.5       11.5
                      --------------------------------------------------------------
                                  5.0      10.5      10.5       13.0       13.0
                      --------------------------------------------------------------
                                 10.0       9.0      10.5       13.0       15.0
                      --------------------------------------------------------------
                                 10.0       8.5       9.0       10.5       12.0
                      --------------------------------------------------------------
                                 10.0       9.5      10.0       10.5       11.5
                      --------------------------------------------------------------
                                 10.0       8.5      11.0       10.8       12.0
                      --------------------------------------------------------------
                                 10.0       9.5       9.5       11.0       11.0
                      --------------------------------------------------------------
                                 20.0       9.0       9.0        N/A        N/A
                      --------------------------------------------------------------
                                 10.0       8.0      10.0        N/A        N/A
------------------------------------------------------------------------------------
Responses                        10.0      10.0      10.0        8.0        8.0
Average                           9.9       9.0%      9.8%      11.2%      12.3%


Non-Investment Grade Tenant
------------------------------------------------------------------------------------
                                  4.0       9.5%      9.5%      10.5%      13.0%
                      --------------------------------------------------------------
                                 10.0       9.0      10.0       11.5       12.5
                      --------------------------------------------------------------
                                  5.0      13.0      13.0       15.0       15.0
                      --------------------------------------------------------------
                                 10.0      10.0      12.0       17.0       20.0
                      --------------------------------------------------------------
                                 10.0       9.0      10.0       11.0       13.0
                      --------------------------------------------------------------
                                 10.0      11.0      12.0       13.0       15.0
                      --------------------------------------------------------------
                                 10.0      10.5      10.5       13.0       13.0
                      --------------------------------------------------------------
                                 20.0      11.0      11.0       N/A        N/A
                      --------------------------------------------------------------
                                 10.0      10.0      12.5       N/A        N/A
                      --------------------------------------------------------------
Responses                         9.0       9.0       9.0        7.0        7.0
Average                           9.9      10.3%     11.2%      13.0%      14.5%


                                                                 AUTUMN 1996 17

====================================================================================================================================
                       CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY - AUTUMN 1996
====================================================================================================================================
                      CAPITALIZATION RATES       BLENDED INTERNAL  EQUITY INTERNAL          GROWTH RATES          TYPICAL PROJECTION
                  GOING-IN          TERMINAL      RATE OF RETURN   RATE OF RETURN      INCOME          EXPENSES      PERIOD (YEARS)
              ----------------------------------------------------------------------------------------------------------------------
               LOW      HIGH      LOW     HIGH     LOW     HIGH     LOW    HIGH     LOW     HIGH     LOW     HIGH     LOW    HIGH
              ----------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
LUXURY                                                                                                          HOTEL - FULL SERVICE
====================================================================================================================================
               8.0%     8.0%     10.0%    10.0%   18.0%    18.0%   25.0%   25.0%    4.0%    4.0%     5.0%    5.0%     5.0     5.0
               7.0%     7.0%     10.0%    10.0%   15.0%    15.0%   20.0%   20.0%    7.0%    7.0%     4.0%    4.0%     5.0     5.0
               6.0%     9.5%     10.0%    10.0%   12.0%    15.0%   15.0%   18.0%    3.0%    3.0%     3.0%    3.0%     5.0     5.0
               8.0%    11.0%      8.5%    12.0%   13.0%    15.0%   20.0%   20.0%    3.5%    3.5%     3.5%    3.5%     7.0    10.0
               9.5%     9.5%     10.5%    10.5%   15.0%    15.0%   18.0%   18.0%    4.5%    4.5%     4.0%    4.0%    10.0    10.0
               -        -        11.0%    13.0%   15.0%    15.0%   18.0%   18.0%    4.0%    4.0%     4.0%    4.0%    10.0    10.0
               6.0%     8.0%     10.0%    12.0%   13.0%    14.0%   20.0%   22.0%    3.0%    4.0%     3.0%    4.0%     5.0     5.0
               8.0%    12.0%      8.0%    10.0%   15.0%    15.0%   20.0%   20.0%    4.0%    4.0%     4.0%    4.0%     5.0     5.0

Responses      7        7         8        8       8        8       8       8       8       8        8       8        8       8
Average (%)    7.5%     9.3%      9.8%    10.9%   14.5%    15.3%   19.5%   20.1%    4.1%    4.3%     3.8%    3.9%     6.5     6.9
====================================================================================================================================
FIRST CLASS
====================================================================================================================================
               9.0%     9.0%     11.0%    11.0%   12.0%    12.0%   20.0%   20.0%    4.0%    4.0%     5.0%    5.0%     5.0     5.0
              10.0%    10.0%     10.0%    10.0%    -        -      13.0%   13.0%    3.0%    3.0%     3.0%    3.0%    10.0    10.0
               9.0%     9.0%     11.0%    11.0%   14.0%    14.0%   13.0%   18.0%    6.0%    6.0%     4.0%    4.0%     5.0     5.0
               9.5%    11.0%     11.0%    11.0%   15.0%    20.0%   18.0%   22.0%    3.0%    3.0%     2.0%    2.0%     5.0     5.0
              10.0%    12.0%     10.5%    13.0%   13.0%    15.0%   20.0%   20.0%    3.5%    3.5%     3.5%    3.5%     7.0    10.0
               7.0%     9.0%     10.0%    11.0%   11.5%    12.0%   14.0%   16.0%    4.0%    5.0%     3.0%    4.0%     5.0     5.0
               9.5%     9.5%     10.5%    10.5%   15.0%    15.0%   18.0%   18.0%    4.5%    4.5%     4.0%    4.0%    10.0    10.0
               9.0%     9.0%     10.5%    10.5%   21.0%    21.0%   14.0%   14.0%    4.0%    4.0%     3.0%    3.0%     7.0     7.0
              10.0%    12.0%     11.0%    11.0%    -        -       -       -       3.5%    3.5%     3.5%    3.5%     5.0    10.0
              10.0%    10.0%      9.0%     9.5%   19.0%    19.0%   15.0%   15.0%    8.0%    8.0%     6.0%    6.0%     -       -
              10.0%    13.0%     12.0%    13.0%   25.0%    25.0%   20.0%   20.0%    3.5%    4.0%     3.5%    4.0%     5.0     5.0
              10.5%    10.5%     10.5%    10.5%   13.5%    13.5%    -       -       3.5%    3.5%     3.5%    3.5%    10.0    10.0
               8.0%    12.0%      8.0%    10.0%   15.0%    15.0%   20.0%   20.0%    4.0%    4.0%     4.0%    4.0%     5.0     5.0

Responses     13       13        13       13      11       11      11      11      13      13       13      13       12      12
Average%       9.3%    10.5%     10.4%    10.9%   15.8%    16.5%   17.3%   17.8%    4.2%    4.3%     3.7%    3.8%     6.6     7.3
====================================================================================================================================
MID-RATE
====================================================================================================================================
              10.0%    10.0%     12.0%    12.0%   15.0%    15.0%   18.0%   18.0%    4.0%    4.0%     5.0%    5.0%     5.0     5.0
              11.0%    11.0%     11.0%    11.0%   13.0%    13.0%   17.0%   17.0%    6.0%    6.0%     4.0%    4.0%     5.0     5.0
               9.5%    11.0%     11.0%    11.0%   15.0%    18.0%   17.0%   20.0%    3.0%    3.0%     2.0%    2.0%     5.0     5.0
              10.0%    12.0%     10.5%    13.0%   13.0%    15.0%   20.0%   20.0%    3.5%    3.5%     3.5%    3.5%     7.0    10.0
               9.5%     9.5%     10.5%    10.5%   15.0%    15.0%   18.0%   18.0%    4.5%    4.5%     4.0%    4.0%    10.0    10.0

Responses      5        5         5        5       5        5       5       5       5       5        5       5        5       5
Average(%)    10.0%    10.7%     11.0%    11.5%   14.2%    15.2%   18.0%   18.6%    4.2%    4.2%     3.7%    3.7%     6.4     7.0


Total
Responses     25       25        26       26      24       24      24      24      26      26       26      26       25      25
Weighted
Average (%)    8.9%    10.1%     10.4%    11.1%   14.8%    15.7%   18.3%   18.8%    4.2%    4.3%     3.7%    3.8%     6.5     7.0
           =========================================================================================================================


                       MANAGEMENT       RESERVES FOR
                          FEES*         REPLACEMENT
                      --------------------------------
                      LOW     HIGH     LOW      HIGH
                      --------------------------------
======================================================
LUXURY                            HOTEL - FULL SERVICE
======================================================
                      3.0%    3.0%     5.0%     5.0%
                      3.0%    3.0%     4.0%     4.0%
                      2.0%    4.0%     4.0%     4.0%
                      3.0%    3.0%     4.0%     4.0%
                      3.5%    3.5%     4.0%     4.0%
                      3.0%    3.0%     4.0%     4.0%
                      2.0%    3.0%     4.0%     5.0%
                      3.0%    4.0%     4.0%     5.0%
Responses             8       8        8        8
Average (%)           2.8%    3.3%     4.1%     4.4%
======================================================
FIRST CLASS
======================================================
                      3.0%    3.0%     4.0%     4.0%
                      3.0%    3.0%     4.0%     5.0%
                      3.0%    3.0%     4.0%     4.0%
                      2.0%    3.0%     4.0%     4.0%
                      3.0%    3.0%     4.0%     4.0%
                      2.5%    2.5%     5.0%     5.0%
                      3.5%    3.5%     4.0%     4.0%
                      3.0%    3.0%     4.0%     4.0%
                      2.0%    3.0%     4.0%     4.0%
                      2.5%    2.5%     4.0%     4.0%
                      3.5%    3.5%     4.0%     4.0%
                      3.0%    3.0%     5.0%     5.0%
                      3.0%    4.0%     4.0%     5.0%
Responses            13      13       13       13
Average%              2.8%    3.1%     4.2%     4.3%
======================================================
MID-RATE
======================================================
                      3.0%    3.0%     4.0%     4.0%
                      3.0%    3.0%     4.0%     4.0%
                      2.0%    3.0%     4.0%     4.0%
                      3.0%    3.0%     4.0%     4.0%
                      3.5%    3.5%     4.0%     4.0%
Responses             5       5        5        5
Average(%)            2.9%    3.1%     4.0%     4.0%


Total
Responses            26      26       26       26
Weighted
Average (%)           2.9%    3.2%     4.1%     4.2%
           ===========================================

*as percent of total revenues


18 REAL ESTATE OUTLOOK

====================================================================================================================================
                       CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY - AUTUMN 1996
====================================================================================================================================
                      CAPITALIZATION RATES       BLENDED INTERNAL  EQUITY INTERNAL          GROWTH RATES          TYPICAL PROJECTION
                  GOING-IN          TERMINAL      RATE OF RETURN   RATE OF RETURN      INCOME          EXPENSES      PERIOD (YEARS)
              ----------------------------------------------------------------------------------------------------------------------
               LOW      HIGH      LOW     HIGH     LOW     HIGH     LOW    HIGH     LOW     HIGH     LOW     HIGH     LOW    HIGH
              ----------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
MID-RATE                                                                                                     HOTEL - LIMITED SERVICE
====================================================================================================================================
              10.0%    10.0%     12.0%    12.0%   15.0%    15.0%   15.0%   15.0%    4.0%    4.0%     5.0%    5.0%     5.0     5.0
              12.0%    12.0%     12.0%    12.0%   13.0%    13.0%   17.0%   17.0%    3.0%    3.0%     4.0%    4.0%     5.0     5.0
               8.0%    10.0%     10.0%    10.0%   12.0%    15.0%   14.0%   16.0%    3.0%    3.0%     2.0%    2.0%     5.0     5.0
              11.0%    13.0%     11.5%    14.0%   13.0%    15.0%   20.0%   20.0%    3.5%    3.5%     3.5%    3.5%     7.0    10.0
              11.0%    11.0%     11.8%    11.8%   16.0%    16.0%   16.0%   19.0%    4.0%    4.0%     4.0%    4.0%    10.0    10.0
              10.0%    13.0%     12.0%    13.0%   25.0%    25.0%   20.0%   20.0%    3.5%    4.0%     3.5%    4.0%     5.0     5.0

Responses      6        6         6        6       6        6       6       6       6       6        6       6        6       6
Average(%)    10.3%    11.5%     11.5%    12.1%   15.7%    16.5%   17.5%   17.8%    3.5%    3.6%     3.7%    3.8%     6.2     6.7
====================================================================================================================================
ECONOMY
====================================================================================================================================
              10.0%    10.0%     12.0%    12.0%   15.0%    15.0%   15.0%   15.0%    4.0%    4.0%     5.0%    5.0%     5.0     5.0
              13.0%    13.0%     13.0%    13.0%   13.0%    13.0%   17.0%   17.0%    3.0%    3.0%     4.0%    4.0%     5.0     5.0
               9.0%    11.0%     10.0%    10.0%   12.0%    15.0%   14.0%   16.0%    3.0%    3.0%     3.0%    3.0%     5.0     5.0
              11.0%    13.0%     11.5%    14.0%   13.0%    15.0%   20.0%   20.0%    3.5%    3.5%     3.5%    3.5%     7.0    10.0
              11.0%    11.0%     11.8%    11.8%   16.0%    16.0%   19.0%   19.0%    4.0%    4.0%     4.0%    4.0%    10.0    10.0

               5        5         5        5       5        5       5       5       5       5        5       5        5       5
              10.8%    11.6%     11.7%    12.2%   13.8%    14.8%   17.0%   17.4%    3.5%    3.5%     3.9%    3.9%     6.4     7.0

Total
Responses     11       11        11       11      11       11      11      11      11      11       11      11       11      11
Weighted
Average (%)   10.6%    11.6%     11.6%    12.1%   14.7%    15.7%   17.3%   17.6%    3.5%    3.5%     3.8%    3.8%     6.3     6.8


                       MANAGEMENT       RESERVES FOR
                          FEES*         REPLACEMENT
                      --------------------------------
                      LOW     HIGH     LOW      HIGH
                      --------------------------------
======================================================
MID-RATE                       HOTEL - LIMITED SERVICE
======================================================
                       3.0%    3.0%     4.0%     4.0%
                       3.0%    3.0%     4.0%     4.0%
                       3.0%    4.0%     4.0%     5.0%
                       3.0%    3.0%     4.0%     4.0%
                       4.0%    4.0%     4.5%     4.5%
                       4.0%    4.0%     5.0%     5.0%

Responses              6       6        6        6
Average(%)             3.3%    3.5%     4.3%     4.4%
======================================================
ECONOMY
======================================================
                       3.0%    3.0%     4.0%     4.0%
                       3.0%    3.0%     4.0%     4.0%
                       4.0%    5.0%     5.0%     5.0%
                       3.0%    3.0%     4.0%     4.0%
                       4.0%    4.0%     4.5%     4.5%

                       5       5        5        5
                       3.4%    3.6%     4.3%     4.3%


Total
Responses             11      11       11       11

Weighted
Average (%)            3.4%    3.6%     4.3%     4.4%


*as percent of total revenues



                                                                 AUTUMN 1996 19

                          Qualifications of Appraisers

                                                                  QUALIFICATIONS
================================================================================
                                                           Donald R. Morris, MAI

Professional Affiliations:

     Member of the Appraisal Institute (MAI Designations #9812)
     District of Columbia Certified General Real Estate Appraiser (#GA00010267) Commonwealth of Virginia Certified General Real Estate
       Appraiser (#4001002465)
     State of Maryland Certified
     General Real Estate Appraiser (#7220)
     State of West Virginia Certified General Real Estate Appraiser (#237)

Appraisal/Real Estate Experience:

     Director/Manager, Cushman & Wakefield of Washington, D.C. and Assistant Manager, Cushman & Wakefield of Texas, Inc., Dallas, Texas, Valuation Advisory Services, a full service real estate organization specializing in appraisal and consultation. April 1990 to present.

     Associate Appraiser, Joseph A. Dengel & Company, Dallas, Texas, May 1977 to April 1990.

     Other real estate experience includes work as a residential listing and selling agent preparing market analyses and origination contracts.

     Experience includes appraisal of the following types of property:

     Office Buildings                Medical Office Buildings
     Regional Malls                  Power Centers
     Outlet Centers                  Community & Neighborhood Shopping Centers
     Department Stores               Industrial Buildings
     Residential Subdivisions        Single Family Residences
     Multi-Family Properties         Condominiums/Duplexes
     Subdivision Analysis            Farm/Ranch
     Mixed Use Properties            Golf Courses
     Grape Vineyards                 Special Purpose Facilities
     Commercial Land                 Hotel/Motel
     Ad Valorem Tax Appeals

     Appraisal and consulting services used for mortgage loans, relocations, gift and estate tax, condemnation and litigation purposes.

     Qualified as an expert witness in state and federal real estate court cases.

Education:

      Bachelor of Arts (Political Science), 1981
      University of Texas at Arlington, Arlington, Texas.

                                                                  QUALIFICATIONS
================================================================================
                                                           Donald R. Morris, MAI

     Appraisal Institute Courses:

        #1A1 - Real Estate Appraisal Principles
        #1A2 - Basic Valuation Procedures
        #1B1 -Capitalization Theory & Techniques, Part A
        #1B2 - Capitalization Theory & Techniques, Part B
        #410 - Standards of Professional Appraisal Practice,Part A (USPAP) #420 - Standards of Professional Appraisal Practice, Part B (Al) #21 - Case Studies in Real Estate Valuation
        #22 - Report Writing and Valuation Analysis
        #82 - Residential Valuation Procedures

     Additional Accredited Real Estate Courses:

        Real Estate Appraisal
        Principles of Real Estate
        Real Estate Marketing
        Real Estate Finance
        Property Management

        Federal National Mortgage Corporation (Fannie Mae) - Appraisal Training

     Certified in the Appraisal's Institute's voluntary program of continuing education for its designated members.

                                                                  QUALIFICATIONS
================================================================================
                                                       STEVEN A. STUDABAKER, MAI

Professional Affiliations:

     Member of the Appraisal Institute (MAI Designations #10241)
     Certified General Real Estate Appraiser District of Columbia- (#GA00010046) Certified General Real Estate Appraiser Commonwealth of
       Virginia - (#4001001111)
     Certified General Real Estate Appraiser State of Maryland - (#10057)

     Board of Directors, Washington, D.C. Chapter of the Appraisal Institute, 1995 & 1996

Appraisal/Real Estate Experience:

     Associate Director, Cushman & Wakefield of Washington, D.C., Valuation Advisory Services, a full service real estate organization specializing in appraisal and consultation. Member of National Retail Valuation Group. January, 1987 to present.

     Office Buildings                  Medical Office Buildings
     Biomedical Buildings              Industrial Buildings
     Regional Malls                    Power Centers
     Outlet Centers                    Community & Neighborhood Shopping Centers
     Department Stores                 Subdivision Development Analysis
     Residential Subdivisions          Bulk Single Family Lots
     Multi-Family Properties           Mixed Use Properties
     Commercial Land                   Hotel
     Fractional Interest Valuations    Leasehold/Leased Fee Valuations
     Ad Valorem Tax Appeals

Education:

     Bachelor of Arts (international Affairs & Economics), 1975
     University of Colorado, Boulder, Colorado

     Masters in Business Administration (Finance), 1980
     University of Southern California, Los Angeles, California

     Additional Accredited Real Estate Courses:

            Real Estate Investment Analysis
            Subdivision Analysis
            Comprehensive Appraisal Workshop
            Appraisal Reporting of Complex Residential Properties

Continuing education for state licensing